UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4118

Fidelity Securities Fund
 (Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices) (Zip code)

Eric D. Roiter, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	July 31

Date of reporting period:	July 31, 2006

This report on Form N-CSR relates solely to the Registrant's Fidelity Blue Chip Growth Fund, Fidelity Blue Chip Value Fund, Fidelity Dividend Growth Fund, Fidelity Growth & Income Portfolio, Fidelity International Real Estate Fund, Fidelity Leveraged Company Stock Fund, Fidelity OTC Portfolio, and Fidelity Real Estate Income Fund series (each, a "Fund" and collectively, the "Funds").

Item 1. Reports to Stockholders

Fidelity®

Blue Chip Growth

Fund

Annual Report

July 31, 2006

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The managers' review of fund performance, strategy and outlook
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com/holdings.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Although many securities markets made gains in early 2006, inflation concerns led to mixed results through the year's mid-point. Financial markets are always unpredictable. There are, however, a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2006	Past 1 year	Past 5 years	Past 10 years
Fidelity® Blue Chip Growth Fund	-1.97%	-1.11%	6.15%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Blue Chip Growth Fund on July 31, 1996. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Growth Index and the Standard & Poor's 500 IndexSM (S&P 500®) performed over the same period.

Going forward, the fund's performance will be compared to the Russell 1000 Growth Index rather than both the Russell 1000 Growth Index and the S&P 500 Index because the Russell 1000 Growth Index conforms more closely to the fund's investment strategy.

Annual Report

Management's Discussion of Fund Performance

Comments from John McDowell and Brian Hanson, Portfolio Managers of Fidelity® Blue Chip Growth Fund

As measured by the Dow Jones Wilshire 5000 Composite IndexSM - the broadest measure of U.S. equity market performance - stocks did well for most of the 12-month period ending July 31, 2006, before faltering. For the one-year time frame as a whole, the Dow Jones Wilshire benchmark rose 5.43%. That was nearly identical to the 5.38% gain of the Standard & Poor's 500SM Index, a broad market proxy that's a reflection of larger-cap stocks. Stocks were resilient early on, bouncing back quickly after Hurricanes Katrina and Rita caused energy prices to spike to record-high levels. Buoyed by strong corporate earnings and solid economic growth, the S&P 500® ran off six consecutive months of positive returns from November through April. However, stocks pulled back for most of the remainder of the period. A slowdown in economic expansion and consumer spending, reaccelerating energy prices and continued interest rate hikes by the Federal Reserve Board cooled equity performance. Among other widely quoted market yardsticks, the Dow Jones Industrial AverageSM returned 7.59%, while the NASDAQ Composite® Index dropped 3.47%.

The fund fell 1.97% for the 12 months ending July 31, 2006, lagging the S&P 500 and the -0.76% return of the Russell 1000® Growth Index. Unfavorable stock selection in technology and industrials, along with an underweighting in the latter group, were the primary reasons for the fund's shortfall. Among the notable detractors were such technology stocks as EMC, Flextronics and Apple Computer, while not owning such industrial-sector stalwarts as Caterpillar, the heavy equipment maker, also hurt. Flextronics was not held at period end. Overweighting the energy sector, as well as underweighting the consumer discretionary area, provided the biggest boosts to performance relative to the index. Favorable stock picking in the energy and consumer staples sectors helped as well, with oil field services stocks such as Schlumberger and consumer products maker Colgate-Palmolive providing some of the upside strength, while an underweighting in semiconductor giant Intel also was beneficial.

Note to shareholders: In connection with shareholder approval on May 17, 2006, of an amended management contract for the fund, the fund's primary benchmark changed to the Russell 1000 Growth Index from the S&P 500. Fidelity believes the Russell index conforms more closely to the fund's growth-oriented investment strategy. The change became effective on June 1, 2006. Going forward, the fund will compare its performance only to the Russell index.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2006 to July 31, 2006).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value February 1, 2006	Ending Account Value July 31, 2006	Expenses Paid During Period* February 1, 2006 to July 31, 2006
Actual	$ 1,000.00	$ 942.20	$ 3.03
Hypothetical (5% return per year before expenses)	$ 1,000.00	$ 1,021.67	$ 3.16

* Expenses are equal to the Fund's annualized expense ratio of .63%; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes

Top Ten Stocks as of July 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Johnson & Johnson	4.5	3.1
General Electric Co.	4.3	3.6
American International Group, Inc.	3.1	2.9
Microsoft Corp.	2.9	5.0
Wal-Mart Stores, Inc.	2.3	2.6
Wyeth	2.2	2.0
UnitedHealth Group, Inc.	2.0	2.0
Apple Computer, Inc.	1.9	1.3
Altria Group, Inc.	1.8	1.5
Schlumberger Ltd. (NY Shares)	1.8	1.8
	26.8
Top Five Market Sectors as of July 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Health Care	25.0	22.8
Information Technology	22.9	24.4
Consumer Staples	12.8	10.4
Financials	10.1	11.7
Industrials	9.3	7.7
Asset Allocation (% of fund's net assets)
As of July 31, 2006 *		As of January 31, 2006 **
	Stocks 98.7%		Stocks 98.8%
	Short-Term Investments and Net Other Assets 1.3%		Short-Term Investments and Net Other Assets 1.2%
* Foreign investments	9.3%	** Foreign investments	9.7%

Annual Report

Investments July 31, 2006

Showing Percentage of Net Assets

Common Stocks - 98.7%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 7.6%
Hotels, Restaurants & Leisure - 0.3%
Carnival Corp. unit	573,900	$ 22,359
Jack in the Box, Inc. (a)	200,000	7,888
McDonald's Corp.	711,400	25,176
		55,423
Household Durables - 0.4%
Sony Corp. sponsored ADR	1,591,800	73,207
Internet & Catalog Retail - 0.0%
GSI Commerce, Inc. (a)	474,800	6,096
Media - 1.6%
McGraw-Hill Companies, Inc.	2,206,100	124,203
News Corp. Class B	5,738,100	115,451
Omnicom Group, Inc.	676,100	59,842
Univision Communications, Inc. Class A (a)	558,100	18,641
		318,137
Multiline Retail - 1.9%
Federated Department Stores, Inc.	2,454,200	86,167
Target Corp.	6,194,300	284,442
		370,609
Specialty Retail - 3.4%
Best Buy Co., Inc.	4,615,800	209,280
Home Depot, Inc.	5,509,600	191,238
O'Reilly Automotive, Inc. (a)	1,036,300	29,379
Staples, Inc.	7,886,900	170,515
Urban Outfitters, Inc. (a)	3,541,400	51,669
		652,081
Textiles, Apparel & Luxury Goods - 0.0%
Carter's, Inc. (a)	186,900	4,076
TOTAL CONSUMER DISCRETIONARY		1,479,629
CONSUMER STAPLES - 12.8%
Beverages - 1.6%
PepsiCo, Inc.	4,974,762	315,300
Food & Staples Retailing - 4.1%
CVS Corp.	2,771,700	90,690
Safeway, Inc.	300,000	8,424
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER STAPLES - continued
Food & Staples Retailing - continued
Wal-Mart Stores, Inc.	10,301,755	$ 458,428
Walgreen Co.	5,081,300	237,703
		795,245
Food Products - 1.5%
Archer-Daniels-Midland Co.	230,000	10,120
Bunge Ltd.	282,000	15,392
Cosan SA Industria E Comercio	130,700	8,461
Global Bio-Chem Technology Group Co. Ltd.	35,330,000	11,867
Nestle SA sponsored ADR	1,933,700	157,790
Unilever NV (NY Shares)	3,468,100	82,125
		285,755
Household Products - 2.4%
Colgate-Palmolive Co.	4,961,500	294,316
Procter & Gamble Co.	3,270,130	183,781
		478,097
Personal Products - 1.4%
Avon Products, Inc.	9,113,100	264,189
Tobacco - 1.8%
Altria Group, Inc.	4,485,200	358,681
TOTAL CONSUMER STAPLES		2,497,267
ENERGY - 6.5%
Energy Equipment & Services - 5.0%
Baker Hughes, Inc.	2,711,600	216,792
Diamond Offshore Drilling, Inc.	986,000	77,825
Halliburton Co.	2,849,300	95,053
National Oilwell Varco, Inc. (a)	94,973	6,367
Schlumberger Ltd. (NY Shares)	5,310,300	354,994
Transocean, Inc. (a)	1,382,800	106,794
Weatherford International Ltd. (a)	2,492,800	116,763
		974,588
Oil, Gas & Consumable Fuels - 1.5%
BP PLC sponsored ADR	142,100	10,305
EOG Resources, Inc.	1,565,800	116,104
Hess Corp.	390,000	20,631
Tesoro Corp.	235,000	17,578
Common Stocks - continued
	Shares	Value (Note 1) (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Valero Energy Corp.	1,999,700	$ 134,840
VeraSun Energy Corp.	140,000	3,430
		302,888
TOTAL ENERGY		1,277,476
FINANCIALS - 10.1%
Capital Markets - 2.2%
Goldman Sachs Group, Inc.	165,000	25,204
Nomura Holdings, Inc. sponsored ADR	5,478,000	97,618
SBI E*TRADE Securities Co. Ltd. (d)	6,000	8,007
State Street Corp.	2,942,600	176,733
UBS AG (NY Shares)	2,199,400	119,647
		427,209
Commercial Banks - 1.1%
Mitsubishi UFJ Financial Group, Inc. sponsored ADR	8,738,700	121,905
Wells Fargo & Co.	1,187,500	85,904
		207,809
Consumer Finance - 1.9%
American Express Co.	4,983,429	259,437
SLM Corp.	2,385,600	119,996
		379,433
Diversified Financial Services - 0.1%
The NASDAQ Stock Market, Inc. (a)	1,023,000	28,163
Insurance - 4.7%
AFLAC, Inc.	1,943,800	85,799
AMBAC Financial Group, Inc.	1,216,600	101,112
American International Group, Inc.	9,999,955	606,697
Hartford Financial Services Group, Inc.	115,000	9,757
Prudential Financial, Inc.	1,552,900	122,120
		925,485
Thrifts & Mortgage Finance - 0.1%
Fannie Mae	403,900	19,351
TOTAL FINANCIALS		1,987,450
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - 25.0%
Biotechnology - 4.4%
Alnylam Pharmaceuticals, Inc. (a)	282,300	$ 3,605
Amgen, Inc. (a)	4,635,700	323,294
Biogen Idec, Inc. (a)	1,650,650	69,525
Cephalon, Inc. (a)	664,500	43,684
Genentech, Inc. (a)	3,649,400	294,945
Gilead Sciences, Inc. (a)	2,114,900	130,024
		865,077
Health Care Equipment & Supplies - 3.7%
Baxter International, Inc.	5,087,200	213,662
Becton, Dickinson & Co.	1,331,900	87,799
C.R. Bard, Inc.	2,654,700	188,404
Cytyc Corp. (a)	1,250,500	30,762
Medtronic, Inc.	2,161,400	109,194
St. Jude Medical, Inc. (a)	2,598,800	95,896
		725,717
Health Care Providers & Services - 5.0%
Acibadem Saglik Hizmetleri AS	1,500,000	15,124
Aetna, Inc.	1,939,000	61,059
Cardinal Health, Inc.	2,288,575	153,335
McKesson Corp.	372,600	18,775
Medco Health Solutions, Inc. (a)	1,832,000	108,693
Omnicare, Inc.	1,471,800	66,614
UnitedHealth Group, Inc.	7,955,400	380,507
WellPoint, Inc. (a)	2,322,000	172,989
		977,096
Life Sciences Tools & Services - 0.9%
Fisher Scientific International, Inc. (a)	636,500	47,171
Millipore Corp. (a)	1,346,000	84,327
Waters Corp. (a)	1,396,500	56,810
		188,308
Pharmaceuticals - 11.0%
Allergan, Inc.	1,282,000	138,264
Barr Pharmaceuticals, Inc. (a)	1,332,300	66,295
Johnson & Johnson	13,956,204	872,956
Merck & Co., Inc.	5,599,200	225,480
Nastech Pharmaceutical Co., Inc. (a)(d)(e)	2,095,100	28,514
Novartis AG sponsored ADR	4,345,700	244,315
Pfizer, Inc.	581,000	15,100
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - continued
Pharmaceuticals - continued
Schering-Plough Corp.	6,129,700	$ 125,291
Wyeth	8,881,000	430,462
		2,146,677
TOTAL HEALTH CARE		4,902,875
INDUSTRIALS - 9.3%
Aerospace & Defense - 2.5%
Honeywell International, Inc.	5,807,200	224,739
Rockwell Collins, Inc.	1,617,400	86,321
United Technologies Corp.	2,911,900	181,091
		492,151
Air Freight & Logistics - 0.6%
FedEx Corp.	1,080,900	113,181
Construction & Engineering - 0.9%
Fluor Corp.	1,864,700	163,777
Jacobs Engineering Group, Inc. (a)	212,000	17,594
		181,371
Electrical Equipment - 0.2%
Roper Industries, Inc.	562,200	25,411
Vestas Wind Systems AS (a)	360,700	9,725
		35,136
Industrial Conglomerates - 4.7%
3M Co.	1,126,800	79,327
General Electric Co.	25,403,600	830,444
		909,771
Machinery - 0.1%
Deere & Co.	288,800	20,958
Road & Rail - 0.3%
Burlington Northern Santa Fe Corp.	915,400	63,080
TOTAL INDUSTRIALS		1,815,648
INFORMATION TECHNOLOGY - 22.9%
Communications Equipment - 4.7%
Alcatel SA sponsored ADR (a)(d)	10,277,800	115,934
AudioCodes Ltd. (a)(e)	3,433,500	33,305
Avaya, Inc. (a)	1,208,600	11,192
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Communications Equipment - continued
Cisco Systems, Inc. (a)	12,039,100	$ 214,898
CommScope, Inc. (a)	581,500	18,160
Corning, Inc.	6,603,500	125,929
Harris Corp.	2,088,300	95,122
Lucent Technologies, Inc. (a)	9,800,000	20,874
QUALCOMM, Inc.	7,233,500	255,053
Sonus Networks, Inc. (a)	5,896,178	26,415
		916,882
Computers & Peripherals - 3.7%
Apple Computer, Inc. (a)	5,596,000	380,304
EMC Corp. (a)	15,618,000	158,523
Hewlett-Packard Co.	4,555,400	145,363
Intermec, Inc. (a)	1,113,373	27,166
Rackable Systems, Inc. (a)	551,600	11,760
		723,116
Electronic Equipment & Instruments - 0.6%
Hon Hai Precision Industry Co. Ltd. (Foxconn)	1,682,000	9,965
Jabil Circuit, Inc.	3,294,900	76,112
National Instruments Corp.	793,158	22,010
		108,087
Internet Software & Services - 3.2%
aQuantive, Inc. (a)(d)	1,112,000	22,796
eBay, Inc. (a)	3,449,300	83,025
Google, Inc. Class A (sub. vtg.) (a)	893,600	345,466
Yahoo! Japan Corp.	32,000	13,537
Yahoo!, Inc. (a)	6,292,164	170,769
		635,593
IT Services - 1.8%
Affiliated Computer Services, Inc. Class A (a)	1,303,800	66,403
Cognizant Technology Solutions Corp. Class A (a)	1,316,300	86,204
First Data Corp.	4,917,400	200,876
		353,483
Office Electronics - 0.0%
Zebra Technologies Corp. Class A (a)	200,000	6,270
Semiconductors & Semiconductor Equipment - 4.3%
Advanced Analogic Technologies, Inc.	500,000	4,705
Altera Corp. (a)	2,846,100	49,266
Analog Devices, Inc.	3,161,300	102,205
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Applied Materials, Inc.	8,793,200	$ 138,405
Cree, Inc. (a)(d)	704,700	13,904
Cypress Semiconductor Corp. (a)	850,000	12,912
Intel Corp.	8,787,640	158,178
KLA-Tencor Corp.	1,782,200	75,191
Linear Technology Corp.	235,000	7,602
Marvell Technology Group Ltd. (a)	2,993,200	55,524
Microchip Technology, Inc.	2,131,800	68,772
PMC-Sierra, Inc. (a)	2,732,100	13,961
Renewable Energy Corp. AS	1,840,700	24,748
Saifun Semiconductors Ltd.	549,900	14,435
Samsung Electronics Co. Ltd.	121,380	77,264
Silicon Laboratories, Inc. (a)	143,300	5,291
Teradyne, Inc. (a)	1,448,900	19,039
		841,402
Software - 4.6%
Autodesk, Inc. (a)	1,055,600	36,007
Citrix Systems, Inc. (a)	1,568,300	49,825
Cognos, Inc. (a)	300,000	9,375
Electronic Arts, Inc. (a)	1,875,300	88,345
Hyperion Solutions Corp. (a)	635,000	19,787
Microsoft Corp.	23,745,200	570,597
Oracle Corp. (a)	8,595,000	128,667
		902,603
TOTAL INFORMATION TECHNOLOGY		4,487,436
MATERIALS - 2.5%
Chemicals - 1.9%
Monsanto Co.	3,933,000	169,080
Potash Corp. of Saskatchewan, Inc.	840,800	79,456
Praxair, Inc.	2,117,700	116,135
Tokuyama Corp.	551,600	7,327
		371,998
Common Stocks - continued
	Shares	Value (Note 1) (000s)
MATERIALS - continued
Metals & Mining - 0.6%
Allegheny Technologies, Inc.	1,505,000	$ 96,154
Oregon Steel Mills, Inc. (a)	300,000	13,872
		110,026
TOTAL MATERIALS		482,024
TELECOMMUNICATION SERVICES - 2.0%
Diversified Telecommunication Services - 1.4%
AT&T, Inc.	6,195,900	185,815
Cbeyond, Inc. (d)	350,000	6,258
Verizon Communications, Inc.	2,254,100	76,234
		268,307
Wireless Telecommunication Services - 0.6%
American Tower Corp. Class A (a)	3,452,300	116,688
TOTAL TELECOMMUNICATION SERVICES		384,995
TOTAL COMMON STOCKS (Cost $17,709,000)		19,314,800
Convertible Preferred Stocks - 0.0%

INFORMATION TECHNOLOGY - 0.0%
Communications Equipment - 0.0%
Chorum Technologies, Inc. Series E (a)(f)	132,000	0
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $1,980)		0
Money Market Funds - 1.8%
	Shares	Value (Note 1) (000s)
Fidelity Cash Central Fund, 5.3% (b)	333,836,053	$ 333,836
Fidelity Securities Lending Cash Central Fund, 5.32% (b)(c)	21,559,254	21,559
TOTAL MONEY MARKET FUNDS (Cost $355,395)		355,395

TOTAL INVESTMENT PORTFOLIO - 100.5% (Cost $18,066,375)		19,670,195

NET OTHER ASSETS - (0.5)%		(99,337)
NET ASSETS - 100%		$ 19,570,858
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $0 or 0.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Chorum Technologies, Inc. Series E	9/19/00	$ 1,980
Affiliated Central Funds
Information regarding fiscal year to date income earned by the fund from the affiliated Central funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 10,434
Fidelity Securities Lending Cash Central Fund	1,425
Total	$ 11,859
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
AudioCodes Ltd.	$ 16,894	$ 18,573	$ -	$ -	$ 33,305
Nastech Pharmaceutical Co., Inc.	20,455	11,022	-	-	28,514
Total	$ 37,349	$ 29,595	$ -	$ -	$ 61,819

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	July 31, 2006
Assets
Investment in securities, at value (including securities loaned of $20,683) - See accompanying schedule: Unaffiliated issuers (cost $17,644,437)	$ 19,252,981
Affiliated Central Funds (cost $355,395)	355,395
Other affiliated issuers (cost $66,543)	61,819
Total Investments (cost $18,066,375)		$ 19,670,195
Receivable for investments sold		76,982
Receivable for fund shares sold		15,602
Dividends receivable		7,292
Interest receivable		1,280
Prepaid expenses		34
Other receivables		473
Total assets		19,771,858

Liabilities
Payable to custodian bank	$ 220
Payable for investments purchased	84,816
Payable for fund shares redeemed	82,932
Accrued management fee	5,543
Other affiliated payables	4,716
Other payables and accrued expenses	1,214
Collateral on securities loaned, at value	21,559
Total liabilities		201,000

Net Assets		$ 19,570,858
Net Assets consist of:
Paid in capital		$ 17,379,814
Undistributed net investment income		58,948
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		528,275
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,603,821
Net Assets, for 471,100 shares outstanding		$ 19,570,858
Net Asset Value, offering price and redemption price per share ($19,570,858 ÷ 471,100 shares)		$ 41.54

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended July 31, 2006
Investment Income
Dividends		$ 236,666
Interest		207
Income from affiliated Central Funds		11,859
Total income		248,732

Expenses
Management fee Basic fee	$ 122,546
Performance adjustment	(43,118)
Transfer agent fees	52,626
Accounting and security lending fees	1,718
Independent trustees' compensation	89
Appreciation in deferred trustee compensation account	14
Custodian fees and expenses	419
Registration fees	60
Audit	161
Legal	274
Interest	21
Miscellaneous	1,886
Total expenses before reductions	136,696
Expense reductions	(4,249)	132,447
Net investment income (loss)		116,285
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,816,959
Foreign currency transactions	934
Total net realized gain (loss)		1,817,893
Change in net unrealized appreciation (depreciation) on: Investment securities	(2,279,587)
Assets and liabilities in foreign currencies	(1)
Total change in net unrealized appreciation (depreciation)		(2,279,588)
Net gain (loss)		(461,695)
Net increase (decrease) in net assets resulting from operations		$ (345,410)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2006	Year ended July 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 116,285	$ 236,112
Net realized gain (loss)	1,817,893	1,609,034
Change in net unrealized appreciation (depreciation)	(2,279,588)	529,332
Net increase (decrease) in net assets resulting from operations	(345,410)	2,374,478
Distributions to shareholders from net investment income	(120,771)	(220,167)
Share transactions Proceeds from sales of shares	3,136,779	3,792,068
Reinvestment of distributions	118,853	214,432
Cost of shares redeemed	(6,099,360)	(5,382,182)
Net increase (decrease) in net assets resulting from share transactions	(2,843,728)	(1,375,682)
Total increase (decrease) in net assets	(3,309,909)	778,629

Net Assets
Beginning of period	22,880,767	22,102,138
End of period (including undistributed net investment income of $58,948 and undistributed net investment income of $63,702, respectively)	$ 19,570,858	$ 22,880,767
Other Information Shares
Sold	73,088	94,109
Issued in reinvestment of distributions	2,760	5,283
Redeemed	(141,905)	(133,003)
Net increase (decrease)	(66,057)	(33,611)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended July 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 42.60	$ 38.72	$ 36.13	$ 33.24	$ 45.08
Income from Investment Operations
Net investment income (loss) B	.23	.42 C	.19	.21	.10
Net realized and unrealized gain (loss)	(1.06)	3.85	2.62	2.81	(11.88)
Total from investment operations	(.83)	4.27	2.81	3.02	(11.78)
Distributions from net investment income	(.23)	(.39)	(.22)	(.13)	(.06)
Net asset value, end of period	$ 41.54	$ 42.60	$ 38.72	$ 36.13	$ 33.24
Total Return A	(1.97)%	11.08%	7.79%	9.13%	(26.16)%
Ratios to Average Net Assets D
Expenses before reductions	.63%	.66%	.68%	.71%	.76%
Expenses net of fee waivers, if any	.63%	.66%	.68%	.71%	.76%
Expenses net of all reductions	.61%	.64%	.67%	.69%	.74%
Net investment income (loss)	.54%	1.05% C	.48%	.64%	.25%
Supplemental Data
Net assets, end of period (in millions)	$ 19,571	$ 22,881	$ 22,102	$ 19,936	$ 17,021
Portfolio turnover rate	48%	29%	23%	24%	33%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Investment income per share reflects a special dividend which amounted to $.20 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .56%.

D Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2006

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Blue Chip Growth Fund (the Fund) is a fund of Fidelity Securities Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund may invest in affiliated money market central funds (Money Market Central Funds), which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), Independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 2,804,024
Unrealized depreciation	(1,202,923)
Net unrealized appreciation (depreciation)	1,601,101
Undistributed ordinary income	48,064
Undistributed long-term capital gain	429,637
Cost for federal income tax purposes	$ 18,069,094

The tax character of distributions paid was as follows:

	July 31,2006	July 31,2005
Ordinary Income	$ 120,771	$ 220,167

New Accounting Pronouncement. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48) was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets and results of operations.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $10,142,750 and $13,064,923, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged ..27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the Fund's relative investment performance as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .37% of the Fund's average net assets.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .24% of average net assets.

Accounting and Security Lending Fees. FSC maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Affiliated Central Funds. The Fund may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

The Money Market Central Funds do not pay a management fee.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $113 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 57,828	4.40%	$ 21

5. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounts to $63 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from affiliated central funds. Net income from lending portfolio securities during the period amounted to $1,425.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $2,910 for the period. In addition, through arrangements with the Fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody and transfer agent expenses by $4 and $1,335, respectively.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and Shareholders of Fidelity Blue Chip Growth Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Blue Chip Growth Fund (the Fund), a fund of Fidelity Securities Fund, including the schedule of investments as of July 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2006, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Blue Chip Growth Fund as of July 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Delolitte & Touche LLP

DELOITTE & TOUCHE LLP
Boston, Massachusetts
September 8, 2006

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy and Albert R. Gamper, Jr., each of the Trustees oversees 345 funds advised by FMR or an affiliate. Mr. McCoy oversees 347 funds advised by FMR or an affiliate. Mr. Gamper oversees 292 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director (1999-present) of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Stephen P. Jonas (53)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of Blue Chip Growth (2005-present). He also serves as Senior Vice President of other Fidelity funds (2005-present). Mr. Jonas is Executive Director of FMR (2005-present) and FMR Co., Inc. (2005-present). He also serves as a Director of Fidelity Investments Money Management, Inc. (2005-present) and FMR Corp. (2003-present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004-2005), Chief Administrative Officer (2002-2004), and Chief Financial Officer of FMR Corp. (1998-2002). In addition, he serves on the Boards of Boston Ballet (2003-present) and Simmons College (2003-present).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as a Director (2003-present) and Chief Operating Officer (2000-present) of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000-present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Mr. Gamper also serves as a Trustee (2006-present) or Member of the Advisory Board (2005-present) of other investment companies advised by FMR. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

Robert M. Gates (62)

Year of Election or Appointment: 1997

Dr. Gates is Chairman of the Independent Trustees (2006-present). Dr. Gates is President of Texas A&M University (2002-present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001-present), and Brinker International (restaurant management, 2003-present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001).

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display.

Marie L. Knowles (59)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

William O. McCoy (72)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Duke Realty Corporation (real estate). He is also a partner of Franklin Street Partners (private investment management firm). In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves as Chairman of the Board of Directors of the University of North Carolina Health Care System. He also served as Vice President of Finance for the University of North Carolina (16-school system).

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Annual Report

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Keyes may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
James H. Keyes (65)

Year of Election or Appointment: 2006

Member of the Advisory Board of Fidelity Securities Fund. Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies, 1984-present), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions, 1998-present).

Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Securities Fund. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director (1999-present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as the Chairman of the Inner-City Scholarship Fund.

Dwight D. Churchill (52)

Year of Election or Appointment: 2005

Vice President of Blue Chip Growth. Mr. Churchill also serves as Vice President of certain Equity Funds (2005-present). Mr. Churchill is Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Churchill served as Senior Vice President of Fidelity Investments Money Management, Inc. (2005-2006), Head of Fidelity's Fixed-Income Division (2000-2005), Vice President of Fidelity's Money Market Funds (2000-2005), Vice President of Fidelity's Bond Funds, and Senior Vice President of FMR.

Bruce T. Herring (40)

Year of Election or Appointment: 2006

Vice President of Blue Chip Growth. Mr. Herring also serves as Vice President of certain Equity Funds (2006-present). Mr. Herring is Senior Vice President of FMR (2006-present) and Vice President of FMR Co., Inc. (2001-present). Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds (2001-2005).

John B. McDowell (47)

Year of Election or Appointment: 1996

Vice President of Blue Chip Growth. Prior to assuming his current responsibilities, Mr. McDowell has worked as a research analyst and manager. Mr. McDowell also serves as Senior Vice President of FMR (1999) and FMR Co., Inc. (2001).

Brian J. Hanson (32)

Year of Election or Appointment: 2005

Vice President of Blue Chip Growth. Mr. Hanson also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Hanson has worked as a research analyst and portfolio manager. Mr. Hanson also serves as Vice President of FMR (2004) and FMR Co., Inc. (2004).

Eric D. Roiter (57)

Year of Election or Appointment: 1998

Secretary of Blue Chip Growth. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (46)

Year of Election or Appointment: 2003

Assistant Secretary of Blue Chip Growth. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

Christine Reynolds (47)

Year of Election or Appointment: 2004

President and Treasurer of Blue Chip Growth. Ms. Reynolds also serves as President and Treasurer of other Fidelity funds (2004-present) and is a Vice President (2003-present) and an employee (2002-present) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Blue Chip Growth. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of Blue Chip Growth. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004

Chief Compliance Officer of Blue Chip Growth. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of Blue Chip Growth. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (42)

Year of Election or Appointment: 2004

Deputy Treasurer of Blue Chip Growth. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (36)

Year of Election or Appointment: 2005

Deputy Treasurer of Blue Chip Growth. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (39)

Year of Election or Appointment: 2005

Assistant Treasurer of Blue Chip Growth. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (59)
Year of Election or Appointment: 1987 Assistant Treasurer of Blue Chip Growth. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (52)
Year of Election or Appointment: 2004 Assistant Treasurer of Blue Chip Growth. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (51)
Year of Election or Appointment: 2002 Assistant Treasurer of Blue Chip Growth. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Gary W. Ryan (47)

Year of Election or Appointment: 2005

Assistant Treasurer of Blue Chip Growth. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Blue Chip Growth. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

The Board of Trustees of Fidelity Blue Chip Growth Fund voted to pay on September 11, 2006, to shareholders of record at the opening of business on September 8, 2006, a distribution of $.93 per share derived from capital gains realized from sales of portfolio securities and a dividend of $.11 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2006, $530,061,000, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2007 of amounts for use in preparing 2006 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on May 17, 2006. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees. A
	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	43,119,905,166.54	95.455
Withheld	2,053,001,967.67	4.545
TOTAL	45,172,907,134.21	100.000
Albert R. Gamper, Jr.
Affirmative	43,068,780,128.62	95.342
Withheld	2,104,127,005.59	4.658
TOTAL	45,172,907,134.21	100.000
Robert M. Gates
Affirmative	43,032,117,662.60	95.261
Withheld	2,140,789,471.61	4.739
TOTAL	45,172,907,134.21	100.000
George H. Heilmeier
Affirmative	43,023,368,882.30	95.242
Withheld	2,149,538,251.91	4.758
TOTAL	45,172,907,134.21	100.000
Edward C. Johnson 3d
Affirmative	42,881,915,819.70	94.928
Withheld	2,290,991,314.51	5.072
TOTAL	45,172,907,134.21	100.000
Stephen P. Jonas
Affirmative	43,081,912,066.37	95.371
Withheld	2,090,995,067.84	4.629
TOTAL	45,172,907,134.21	100.000
James H. KeyesB
Affirmative	43,049,050,093.79	95.298
Withheld	2,123,857,040.42	4.702
TOTAL	45,172,907,134.21	100.000
Marie L. Knowles
Affirmative	43,090,434,696.02	95.390
Withheld	2,082,472,438.19	4.610
TOTAL	45,172,907,134.21	100.000
	# of Votes	% of Votes
Ned C. Lautenbach
Affirmative	43,082,185,255.05	95.372
Withheld	2,090,721,879.16	4.628
TOTAL	45,172,907,134.21	100.000
William O. McCoy
Affirmative	42,960,162,066.32	95.102
Withheld	2,212,745,067.89	4.898
TOTAL	45,172,907,134.21	100.000
Robert L. Reynolds
Affirmative	43,087,560,419.66	95.384
Withheld	2,085,346,714.55	4.616
TOTAL	45,172,907,134.21	100.000
Cornelia M. Small
Affirmative	43,092,070,014.53	95.394
Withheld	2,080,837,119.68	4.606
TOTAL	45,172,907,134.21	100.000
William S. Stavropoulos
Affirmative	43,002,032,676.43	95.194
Withheld	2,170,874,457.78	4.806
TOTAL	45,172,907,134.21	100.000
Kenneth L. Wolfe
Affirmative	43,047,241,852.81	95.294
Withheld	2,125,665,281.40	4.706
TOTAL	45,172,907,134.21	100.000
PROPOSAL 2
To approve a change in the performance adjustment index for Fidelity Blue Chip Growth Fund.
	# of Votes	% of Votes
Affirmative	9,297,043,385.87	82.153
Against	1,226,294,411.37	10.836
Abstain	629,893,621.26	5.566
Broker Non-Votes	163,474,631.25	1.445
TOTAL	11,316,706,049.75	100.000
PROPOSAL 3
To authorize the Trustees to change the performance adjustment index for Fidelity Blue Chip Growth Fund in the future without a shareholder vote.
	# of Votes	% of Votes
Affirmative	8,155,268,166.30	72.064
Against	2,494,671,602.72	22.044
Abstain	503,291,649.48	4.447
Broker Non-Votes	163,474,631.25	1.445
TOTAL	11,316,706,049.75	100.000
A Denotes trust-wide proposal and voting results. B Effective on or about January 1, 2007.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Blue Chip Growth Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2006 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that, since the last Advisory Contract renewals in July 2005, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) voluntarily entering into contractual arrangements with certain brokers pursuant to which Fidelity pays for research products and services separately out of its own resources, rather than bundling with fund commissions; (iii) launching the Fidelity Advantage Class of its five Spartan stock index funds and three Spartan bond index funds, which is a lower-fee class available to shareholders with higher account balances; (iv) contractually agreeing to impose expense limitations on Fidelity U.S. Bond Index Fund and reducing the fund's initial investment minimum; and (v) offering shareholders of each of the Fidelity Institutional Money Market Funds the privilege of exchanging shares of the fund for shares of other Fidelity funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2005, the fund's cumulative total returns, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the fund.

Annual Report

Fidelity Blue Chip Growth Fund

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of the fund was in the third quartile for the one- and five-year periods and the fourth quartile for the three-year period. The Board also stated that the relative investment performance of the fund was lower than its benchmark for the one- and three-year periods, although the fund's five-year cumulative total return was higher than its benchmark. The Board discussed with FMR actions to be taken by FMR to improve the fund's disappointing performance. The Board also reviewed the fund's relative investment performance against a peer group defined by Morningstar. The Board will continue to closely monitor the performance of the fund in the coming year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board noted with favor FMR's reorganization of its senior management team in 2005 and FMR's dedication of additional resources to investment research, and participated in the process that led to those changes.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 9% means that 91% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity Blue Chip Growth Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2005. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for rolling 36-month periods that differ from the periods shown in the performance charts above.

Furthermore, the Board considered that, on May 17, 2006, after the periods shown in the chart above, shareholders approved a prospective change in the index used to calculate the fund's performance adjustment from the S&P 500 Index to the Russell 1000 Growth Index.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of the fund's total expenses, the Board considered the fund's management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the fund's negative performance adjustment. As part of its review, the Board also considered current and historical total expenses of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the fund's total expenses ranked below its competitive median for 2005.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the fund's total expenses were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Annual Report

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information on several topics, including (i) Fidelity's fund profitability methodology and profitability trends within certain funds; (ii) portfolio manager compensation; (iii) the extent to which any economies of scale exist and are shared between the funds and Fidelity; (iv) the total expenses of certain funds and classes relative to competitors, including the extent to which the expenses of certain funds have been or could be capped; (v) fund performance trends; and (vi) Fidelity's fee structures, including use of performance fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)

Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

15445 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

10100 Santa Monica Blvd.
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

123 South Lake Avenue
Pasadena, CA

16995 Bernardo Ctr. Drive
Rancho Bernardo, CA

1220 Roseville Parkway
Roseville, CA

1740 Arden Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

11943 El Camino Real
San Diego, CA

8 Montgomery Street
San Francisco, CA

3793 State Street
Santa Barbara, CA

1200 Wilshire Boulevard
Santa Monica, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

Colorado

1625 Broadway
Denver, CO

9185 Westview Road
Lone Tree, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

400 Delaware Avenue
Wilmington, DE

Florida

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

4671 Town Center Parkway
Jacksonville, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

3501 PGA Boulevard
Palm Beach Gardens, FL

3550 Tamiami Trail, South
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

2465 State Road 7
Wellington, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

875 North Michigan Ave.
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1572 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7315 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

238 Main Street
Cambridge, MA

405 Cochituate Road
Framingham, MA

416 Belmont Street
Worcester, MA

Annual Report

Michigan

500 E. Eisenhower Pkwy.
Ann Arbor, MI

280 Old N. Woodward Ave.
Birmingham, MI

43420 Grand River Avenue
Novi, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

1524 South Lindbergh Blvd.
St. Louis, MO

Nevada

2225 Village Walk Drive
Henderson, NV

New Jersey

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

396 Route 17, North
Paramus, NJ

3518 Route 1 North
Princeton, NJ

530 Broad Street
Shrewsbury, NJ

New York

1055 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

980 Madison Avenue
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

200 Fifth Avenue
New York, NY

733 Third Avenue
New York, NY

11 Penn Plaza
New York, NY

2070 Broadway
New York, NY

1075 Northern Blvd.
Roslyn, NY

799 Central Park Avenue
Scarsdale, NY

North Carolina

4611 Sharon Road
Charlotte, NC

7011 Fayetteville Road
Durham, NC

Ohio

3805 Edwards Road
Cincinnati, OH

1324 Polaris Parkway
Columbus, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

7493 SW Bridgeport Road
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

47 Providence Place
Providence, RI

Tennessee

6150 Poplar Avenue
Memphis, TN

Texas

10000 Research Boulevard
Austin, TX

4001 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

6560 Fannin Street
Houston, TX

6500 N. MacArthur Blvd.
Irving, TX

6005 West Park Boulevard
Plano, TX

14100 San Pedro
San Antonio, TX

1576 East Southlake Blvd.
Southlake, TX

19740 IH 45 North
Spring, TX

Utah

279 West South Temple
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

411 108th Avenue, N.E.
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Research & Analysis Company (formerly Fidelity Management &
Research (Far East) Inc.)

Fidelity Management & Research
(U.K.) Inc.

Fidelity Investments Japan Limited

Fidelity International Investment
Advisors

Fidelity International Investment
Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.
New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

BCF-UANN-0906
1.789244.103

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

Fidelity®

Blue Chip Value

Fund

Annual Report

July 31, 2006

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past 6 months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com/holdings.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Although many securities markets made gains in early 2006, inflation concerns led to mixed results through the year's mid-point. Financial markets are always unpredictable. There are, however, a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2006	Past 1 year	Life of FundA
Fidelity® Blue Chip Value Fund	8.05%	12.78%

A From June 17, 2003.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Blue Chip Value Fund on June 17, 2003, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Brian Hogan, Portfolio Manager of Fidelity® Blue Chip Value Fund

As measured by the Dow Jones Wilshire 5000 Composite IndexSM - the broadest measure of U.S equity market performance - stocks did well for most of the 12-month period ending July 31, 2006, before faltering. For the one-year time frame as a whole, the Dow Jones Wilshire benchmark rose 5.43%. That was nearly identical to the 5.38% gain of the Standard & Poor's 500SM Index, a broad market proxy that's a reflection of larger-cap stocks. Stocks were resilient early on, bouncing back quickly after Hurricanes Katrina and Rita caused energy prices to spike to record-high levels. Buoyed by strong corporate earnings and solid economic growth, the S&P 500® ran off six consecutive months of positive returns from November through April. However, stocks pulled back for most of the remainder of the period. A slowdown in economic expansion and consumer spending, reaccelerating energy prices and continued interest rate hikes by the Federal Reserve Board cooled equity performance. Among other widely quoted market yardsticks, the Dow Jones Industrial AverageSM returned 7.59%, while the NASDAQ Composite® Index dropped 3.47%.

The fund gained 8.05% during the past year, underperforming the Russell 1000® Value Index, which returned 11.59%. Disappointing security and market selection were to blame for the fund's shortfall versus the index. Specifically, my picks in technology, materials and retailing detracted, as did unfavorable industry positioning within financials and industrials. These losses were offset somewhat by good stock selection in media, energy and pockets of health care, as well as our underweightings in banks and utilities. In terms of individual securities, industrial conglomerate Honeywell hurt the most, as the stock continued to be weighed down by "legacy" cost issues despite meeting or beating Wall Street expectations for earnings throughout the year. Tyco International also took away from results, as the company was unable to increase prices enough to offset rising raw material costs. Not owning telecommunication provider BellSouth - an index component - detracted as well. Helping the fund was biotechnology company Cephalon, whose settlement of patent litigation with several generic drug manufacturers over its sleep-disorder drug, Provigil, relieved pressure on the stock and boosted its value. Another contributor was Schlumberger, a provider of oil field services, which experienced increased oil and natural gas exploration activity caused by continued high energy prices.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2006 to July 31, 2006).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value February 1, 2006	Ending Account Value July 31, 2006	Expenses Paid During Period* February 1, 2006 to July 31, 2006
Actual	$ 1,000.00	$ 987.30	$ 4.58
Hypothetical (5% return per year before expenses)	$ 1,000.00	$ 1,020.18	$ 4.66

* Expenses are equal to the Fund's annualized expense ratio of .93%; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes

Top Ten Stocks as of July 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Honeywell International, Inc.	4.0	3.6
General Electric Co.	3.8	2.7
American International Group, Inc.	3.5	3.9
AT&T, Inc.	2.8	0.9
JPMorgan Chase & Co.	2.8	1.7
Exxon Mobil Corp.	2.7	2.6
Pfizer, Inc.	2.5	1.8
Bank of America Corp.	2.3	1.4
Citigroup, Inc.	1.7	1.1
Merck & Co., Inc.	1.7	1.0
	27.8
Top Five Market Sectors as of July 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	24.5	23.2
Industrials	14.6	13.3
Energy	12.2	14.3
Health Care	12.0	12.9
Consumer Discretionary	9.4	10.1
Asset Allocation (% of fund's net assets)
As of July 31, 2006 *		As of January 31, 2006 **
	Stocks 98.3%		Stocks 97.8%
	Short-Term Investments and Net Other Assets 1.7%		Short-Term Investments and Net Other Assets 2.2%
* Foreign investments	9.2%	** Foreign investments	9.0%

Annual Report

Investments July 31, 2006

Showing Percentage of Net Assets

Common Stocks - 98.3%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 9.4%
Auto Components - 0.1%
Tenneco, Inc. (a)	8,200	$ 190,486
Automobiles - 0.4%
General Motors Corp. (d)	26,300	847,649
Hyundai Motor Co.	2,720	208,168
Renault SA	900	98,350
		1,154,167
Diversified Consumer Services - 0.3%
Apollo Group, Inc. Class A (a)	9,000	425,880
Service Corp. International (SCI)	44,000	330,440
		756,320
Hotels, Restaurants & Leisure - 0.7%
Gaylord Entertainment Co. (a)	11,700	447,174
McDonald's Corp.	38,800	1,373,132
		1,820,306
Household Durables - 0.7%
Sony Corp. sponsored ADR	33,500	1,540,665
Whirlpool Corp.	6,100	470,859
		2,011,524
Internet & Catalog Retail - 0.2%
Coldwater Creek, Inc. (a)	20,850	415,541
Expedia, Inc. (a)	8,850	118,590
		534,131
Leisure Equipment & Products - 0.9%
Eastman Kodak Co. (d)	106,900	2,378,525
Leapfrog Enterprises, Inc. Class A (a)(d)	8,200	81,836
		2,460,361
Media - 2.7%
CBS Corp. Class B	11,320	310,508
Clear Channel Communications, Inc.	21,500	622,425
Clear Channel Outdoor Holding, Inc. Class A	10,500	215,460
Comcast Corp. Class A (a)	41,600	1,430,208
Lamar Advertising Co. Class A (a)	6,796	333,276
Live Nation, Inc. (a)	12,100	253,616
News Corp. Class A	48,632	935,680
Sun TV Ltd.	92	2,293
The Walt Disney Co.	77,300	2,295,037
Common Stocks - continued
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - continued
Media - continued
Univision Communications, Inc. Class A (a)	19,600	$ 654,640
Viacom, Inc. Class B (non-vtg.) (a)	9,220	321,317
		7,374,460
Multiline Retail - 1.3%
99 Cents Only Stores (a)	22,700	234,945
Family Dollar Stores, Inc.	18,600	422,592
Federated Department Stores, Inc.	38,500	1,351,735
Kohl's Corp. (a)	18,000	1,019,340
Lotte Shopping Co. Ltd. GDR (e)	16,700	286,575
Saks, Inc.	22,800	367,992
		3,683,179
Specialty Retail - 1.8%
Best Buy Co., Inc.	29,300	1,328,462
Casual Male Retail Group, Inc. (a)	14,400	160,560
Circuit City Stores, Inc.	13,700	335,650
Eddie Bauer Holdings, Inc. (a)	8,000	104,000
Gymboree Corp. (a)	11,400	382,128
Home Depot, Inc.	42,300	1,468,233
OfficeMax, Inc.	3,700	152,107
Staples, Inc.	22,700	490,774
TJX Companies, Inc.	15,400	375,298
Urban Outfitters, Inc. (a)	500	7,295
		4,804,507
Textiles, Apparel & Luxury Goods - 0.3%
Deckers Outdoor Corp. (a)	14,200	605,488
VF Corp.	4,000	271,280
		876,768
TOTAL CONSUMER DISCRETIONARY		25,666,209
CONSUMER STAPLES - 6.6%
Beverages - 0.6%
Diageo PLC sponsored ADR	4,900	344,568
The Coca-Cola Co.	30,400	1,352,800
		1,697,368
Food & Staples Retailing - 1.9%
Carrefour SA	3,600	224,451
CVS Corp.	23,300	762,376
Kroger Co.	107,900	2,474,147
Common Stocks - continued
	Shares	Value (Note 1)
CONSUMER STAPLES - continued
Food & Staples Retailing - continued
Safeway, Inc.	25,300	$ 710,424
Wal-Mart Stores, Inc.	20,900	930,050
		5,101,448
Food Products - 0.5%
McCormick & Co., Inc. (non-vtg.)	18,100	634,586
Nestle SA (Reg.)	1,446	473,814
Tyson Foods, Inc. Class A	17,700	250,455
		1,358,855
Household Products - 1.4%
Colgate-Palmolive Co.	66,100	3,921,052
Personal Products - 1.1%
Alberto-Culver Co.	5,900	287,566
Avon Products, Inc.	88,700	2,571,413
		2,858,979
Tobacco - 1.1%
Altria Group, Inc.	36,500	2,918,905
TOTAL CONSUMER STAPLES		17,856,607
ENERGY - 12.2%
Energy Equipment & Services - 4.8%
FMC Technologies, Inc. (a)	19,900	1,254,098
GlobalSantaFe Corp.	15,400	845,922
Halliburton Co.	81,300	2,712,168
National Oilwell Varco, Inc. (a)	49,357	3,308,893
Noble Corp.	7,600	545,300
Pride International, Inc. (a)	40,600	1,212,722
Schlumberger Ltd. (NY Shares)	23,600	1,577,660
Smith International, Inc.	36,000	1,604,520
		13,061,283
Oil, Gas & Consumable Fuels - 7.4%
Anadarko Petroleum Corp.	20,900	955,966
Chevron Corp.	36,400	2,394,392
ConocoPhillips	11,000	755,040
CONSOL Energy, Inc.	14,200	584,472
El Paso Corp.	63,700	1,019,200
EOG Resources, Inc.	9,600	711,840
Exxon Mobil Corp.	110,100	7,458,174
Hess Corp.	9,200	486,680
Common Stocks - continued
	Shares	Value (Note 1)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Hugoton Royalty Trust	1,150	$ 35,765
Massey Energy Co.	15,000	400,800
Occidental Petroleum Corp.	9,500	1,023,625
OMI Corp.	18,200	401,492
Quicksilver Resources, Inc. (a)	39,850	1,409,096
Ultra Petroleum Corp. (a)	6,700	392,352
Valero Energy Corp.	22,200	1,496,946
XTO Energy, Inc.	13,500	634,365
		20,160,205
TOTAL ENERGY		33,221,488
FINANCIALS - 24.5%
Capital Markets - 3.4%
Bear Stearns Companies, Inc.	2,400	340,488
Charles Schwab Corp.	32,500	516,100
Investors Financial Services Corp.	11,500	515,430
KKR Private Equity Investors, L.P. Restricted Depositary Units (f)	7,700	180,950
Lehman Brothers Holdings, Inc.	15,100	980,745
Merrill Lynch & Co., Inc.	6,749	491,462
Morgan Stanley	44,500	2,959,250
Nomura Holdings, Inc.	45,000	801,900
State Street Corp.	22,000	1,321,320
TradeStation Group, Inc. (a)	21,200	309,944
UBS AG (NY Shares)	14,800	805,120
		9,222,709
Commercial Banks - 2.2%
Bank of China Ltd. (H Shares)	208,000	91,819
Kookmin Bank sponsored ADR	8,300	715,792
Mizuho Financial Group, Inc.	65	545,966
Standard Chartered PLC (United Kingdom)	10,700	270,639
UCBH Holdings, Inc.	29,300	488,724
Wachovia Corp.	39,656	2,126,751
Wells Fargo & Co.	22,400	1,620,416
		5,860,107
Consumer Finance - 0.3%
Capital One Financial Corp.	10,800	835,380
Diversified Financial Services - 6.8%
Bank of America Corp.	123,816	6,380,238
Citigroup, Inc.	98,100	4,739,211
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Diversified Financial Services - continued
IntercontinentalExchange, Inc.	300	$ 17,880
JPMorgan Chase & Co.	163,952	7,479,490
		18,616,819
Insurance - 8.2%
ACE Ltd.	57,380	2,956,791
Allied World Assurance Holdings Ltd.	1,500	52,350
American International Group, Inc.	158,500	9,616,195
Aspen Insurance Holdings Ltd.	19,100	450,760
Endurance Specialty Holdings Ltd.	6,100	185,196
Hartford Financial Services Group, Inc.	35,400	3,003,336
Hilb Rogal & Hobbs Co.	9,700	392,850
Muenchener Rueckversicherungs-Gesellschaft AG (Reg.)	2,600	358,115
Navigators Group, Inc. (a)	2,500	106,275
PartnerRe Ltd.	27,400	1,702,362
Platinum Underwriters Holdings Ltd.	20,400	577,116
Scottish Re Group Ltd.	16,900	67,431
Swiss Reinsurance Co. (Reg.)	4,532	325,911
W.R. Berkley Corp.	49,350	1,776,600
XL Capital Ltd. Class A	13,200	840,840
		22,412,128
Real Estate Investment Trusts - 1.5%
Annaly Mortgage Management, Inc.	17,000	217,770
Equity Lifestyle Properties, Inc.	6,000	257,820
Equity Office Properties Trust	15,200	576,232
Equity Residential (SBI)	51,200	2,381,312
General Growth Properties, Inc.	15,100	689,164
		4,122,298
Thrifts & Mortgage Finance - 2.1%
Doral Financial Corp.	48,722	249,457
Fannie Mae	72,940	3,494,555
Freddie Mac	15,000	867,900
Golden West Financial Corp., Delaware	6,220	458,165
Hudson City Bancorp, Inc.	39,200	508,424
W Holding Co., Inc.	6,732	35,478
		5,613,979
TOTAL FINANCIALS		66,683,420
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE - 12.0%
Biotechnology - 1.5%
Alkermes, Inc. (a)	5,400	$ 92,664
Alnylam Pharmaceuticals, Inc. (a)	39,300	501,861
Amgen, Inc. (a)	2,100	146,454
Biogen Idec, Inc. (a)	15,000	631,800
Cephalon, Inc. (a)	42,400	2,787,376
ONYX Pharmaceuticals, Inc. (a)	4,600	72,266
		4,232,421
Health Care Equipment & Supplies - 2.0%
Aspect Medical Systems, Inc. (a)	4,000	58,600
Baxter International, Inc.	91,640	3,848,880
C.R. Bard, Inc.	7,400	525,178
Cooper Companies, Inc.	3,100	137,020
Hologic, Inc. (a)	2,900	130,239
Inverness Medical Innovations, Inc. (a)	16,400	487,736
Varian Medical Systems, Inc. (a)	5,700	258,324
		5,445,977
Health Care Providers & Services - 0.2%
Brookdale Senior Living, Inc.	6,600	306,900
Chemed Corp.	6,570	241,645
		548,545
Health Care Technology - 0.3%
Emdeon Corp. (a)	22,800	274,284
IMS Health, Inc.	8,300	227,752
WebMD Health Corp. Class A (d)	7,000	297,570
		799,606
Life Sciences Tools & Services - 1.7%
Dionex Corp. (a)	5,900	326,565
Illumina, Inc. (a)	7,200	275,256
PerkinElmer, Inc.	14,900	268,647
Thermo Electron Corp. (a)	47,000	1,739,470
Varian, Inc. (a)	13,500	607,230
Waters Corp. (a)	32,400	1,318,032
		4,535,200
Pharmaceuticals - 6.3%
Allergan, Inc.	2,900	312,765
Bristol-Myers Squibb Co.	54,300	1,301,571
Johnson & Johnson	20,300	1,269,765
Merck & Co., Inc.	113,700	4,578,699
Pfizer, Inc.	261,700	6,801,583
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE - continued
Pharmaceuticals - continued
Schering-Plough Corp.	89,110	$ 1,821,408
Wyeth	24,700	1,197,209
		17,283,000
TOTAL HEALTH CARE		32,844,749
INDUSTRIALS - 14.6%
Aerospace & Defense - 5.9%
EADS NV	11,200	322,608
General Dynamics Corp.	13,000	871,260
Goodrich Corp.	19,100	771,067
Hexcel Corp. (a)	67,700	972,849
Honeywell International, Inc.	283,360	10,966,029
L-3 Communications Holdings, Inc.	5,400	397,710
Raytheon Co.	17,700	797,739
Rockwell Collins, Inc.	8,100	432,297
United Technologies Corp.	8,500	528,615
		16,060,174
Air Freight & Logistics - 0.1%
EGL, Inc. (a)	5,940	260,825
Airlines - 0.6%
ACE Aviation Holdings, Inc. Class A (a)	9,200	233,659
AirTran Holdings, Inc. (a)	33,700	422,598
JetBlue Airways Corp. (a)	21,950	234,646
Southwest Airlines Co.	31,800	572,082
UAL Corp. (a)	10,105	264,145
		1,727,130
Building Products - 0.5%
Masco Corp.	50,400	1,347,192
Commercial Services & Supplies - 0.7%
Allied Waste Industries, Inc.	13,600	138,176
Cintas Corp.	7,500	264,750
Robert Half International, Inc.	15,530	502,551
The Brink's Co.	15,500	853,895
		1,759,372
Construction & Engineering - 0.9%
Chicago Bridge & Iron Co. NV (NY Shares)	16,400	397,864
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Construction & Engineering - continued
Fluor Corp.	15,500	$ 1,361,365
Jacobs Engineering Group, Inc. (a)	9,500	788,405
		2,547,634
Electrical Equipment - 0.2%
ABB Ltd. sponsored ADR	42,700	552,111
Industrial Conglomerates - 5.0%
General Electric Co.	322,250	10,534,353
Smiths Group PLC	31,400	528,791
Textron, Inc.	8,800	791,208
Tyco International Ltd.	71,840	1,874,306
		13,728,658
Machinery - 0.5%
Atlas Copco AB (A Shares)	4,800	119,545
Deere & Co.	10,200	740,214
Flowserve Corp. (a)	6,800	352,240
		1,211,999
Trading Companies & Distributors - 0.1%
Interline Brands, Inc. (a)	16,500	359,700
Transportation Infrastructure - 0.1%
Grupo Aeroportuario del Pacifico SA de CV sponsored ADR	7,900	236,447
TOTAL INDUSTRIALS		39,791,242
INFORMATION TECHNOLOGY - 6.9%
Communications Equipment - 1.2%
Alcatel SA sponsored ADR (a)	38,400	433,152
Comverse Technology, Inc. (a)	8,400	162,792
Dycom Industries, Inc. (a)	20,100	361,599
Lucent Technologies, Inc. (a)	138,700	295,431
MasTec, Inc. (a)	27,300	356,811
Motorola, Inc.	11,400	259,464
Nokia Corp. sponsored ADR	47,900	950,815
Nortel Networks Corp.	212,800	417,089
		3,237,153
Computers & Peripherals - 1.4%
Dell, Inc. (a)	36,100	782,648
Hewlett-Packard Co.	53,500	1,707,185
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Computers & Peripherals - continued
Imation Corp.	12,900	$ 525,288
Seagate Technology	28,800	668,160
		3,683,281
Electronic Equipment & Instruments - 1.1%
Agilent Technologies, Inc. (a)	25,300	719,532
Amphenol Corp. Class A	4,700	263,576
Jabil Circuit, Inc.	11,600	267,960
Molex, Inc.	14,500	459,940
Symbol Technologies, Inc.	79,800	881,790
Vishay Intertechnology, Inc. (a)	33,200	465,796
		3,058,594
Internet Software & Services - 0.6%
eBay, Inc. (a)	10,400	250,328
Google, Inc. Class A (sub. vtg.) (a)	3,500	1,353,100
		1,603,428
IT Services - 0.7%
First Data Corp.	17,700	723,045
Infosys Technologies Ltd. sponsored ADR	13,300	546,497
Mastercard, Inc. Class A	5,700	261,459
Paychex, Inc.	9,400	321,292
Satyam Computer Services Ltd. sponsored ADR	2,900	102,225
		1,954,518
Office Electronics - 0.1%
Zebra Technologies Corp. Class A (a)	13,000	407,550
Semiconductors & Semiconductor Equipment - 1.0%
Applied Materials, Inc.	16,900	266,006
Freescale Semiconductor, Inc. Class A (a)	24,100	689,983
Intel Corp.	22,700	408,600
Marvell Technology Group Ltd. (a)	18,800	348,740
Micron Technology, Inc. (a)	26,100	406,899
Samsung Electronics Co. Ltd.	690	439,219
Teradyne, Inc. (a)	21,400	281,196
		2,840,643
Software - 0.8%
BEA Systems, Inc. (a)	34,959	410,419
Electronic Arts, Inc. (a)	5,500	259,105
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Software - continued
NAVTEQ Corp. (a)	6,700	$ 188,806
Symantec Corp. (a)	73,400	1,274,958
		2,133,288
TOTAL INFORMATION TECHNOLOGY		18,918,455
MATERIALS - 5.2%
Chemicals - 2.2%
Ashland, Inc.	4,900	325,899
Chemtura Corp.	34,500	297,045
Cytec Industries, Inc.	11,900	635,579
E.I. du Pont de Nemours & Co.	16,900	670,254
Ecolab, Inc.	29,200	1,257,644
Georgia Gulf Corp.	10,300	262,238
Lyondell Chemical Co.	18,018	401,261
NOVA Chemicals Corp.	14,800	436,571
Praxair, Inc.	22,500	1,233,900
Rohm & Haas Co.	8,300	382,796
		5,903,187
Containers & Packaging - 0.5%
Ball Corp.	5,500	210,650
Owens-Illinois, Inc.	20,100	304,113
Packaging Corp. of America	16,700	382,931
Smurfit-Stone Container Corp.	62,569	633,198
		1,530,892
Metals & Mining - 2.5%
Alcoa, Inc.	35,200	1,054,240
Aleris International, Inc. (a)	8,600	352,084
Allegheny Technologies, Inc.	5,620	359,062
Freeport-McMoRan Copper & Gold, Inc. Class B	17,900	976,624
Mittal Steel Co. NV Class A (NY Shares) (d)	23,700	810,777
Newmont Mining Corp.	47,300	2,423,179
Oregon Steel Mills, Inc. (a)	17,900	827,696
		6,803,662
TOTAL MATERIALS		14,237,741
TELECOMMUNICATION SERVICES - 5.1%
Diversified Telecommunication Services - 4.1%
AT&T, Inc.	255,400	7,659,446
Common Stocks - continued
	Shares	Value (Note 1)
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services - continued
Covad Communications Group, Inc. (a)	122,712	$ 196,339
TELUS Corp.	11,700	505,594
Verizon Communications, Inc.	83,600	2,827,352
		11,188,731
Wireless Telecommunication Services - 1.0%
American Tower Corp. Class A (a)	34,700	1,172,860
Sprint Nextel Corp.	75,339	1,491,712
		2,664,572
TOTAL TELECOMMUNICATION SERVICES		13,853,303
UTILITIES - 1.8%
Electric Utilities - 1.0%
Exelon Corp.	31,600	1,829,640
PPL Corp.	29,400	1,000,188
		2,829,828
Independent Power Producers & Energy Traders - 0.5%
AES Corp. (a)	19,400	385,284
Mirant Corp. (a)	31,500	836,955
		1,222,239
Multi-Utilities - 0.3%
CMS Energy Corp. (a)	62,300	872,823
TOTAL UTILITIES		4,924,890
TOTAL COMMON STOCKS (Cost $241,019,707)		267,998,104
Money Market Funds - 3.0%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 5.3% (b)	5,324,720	$ 5,324,720
Fidelity Securities Lending Cash Central Fund, 5.32% (b)(c)	2,921,425	2,921,425
TOTAL MONEY MARKET FUNDS (Cost $8,246,145)		8,246,145
TOTAL INVESTMENT PORTFOLIO - 101.3% (Cost $249,265,852)		276,244,249
NET OTHER ASSETS - (1.3)%		(3,542,738)
NET ASSETS - 100%		$ 272,701,511
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $286,575 or 0.1% of net assets.

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $180,950 or 0.1% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
KKR Private Equity Investors, L.P. Restricted Depositary Units	5/3/06	$ 192,500
Affiliated Central Funds
Information regarding fiscal year to date income earned by the fund from the affiliated Central funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 209,377
Fidelity Securities Lending Cash Central Fund	34,153
Total	$ 243,530

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2006
Assets
Investment in securities, at value (including securities loaned of $2,887,486) - See accompanying schedule: Unaffiliated issuers (cost $241,019,707)	$ 267,998,104
Affiliated Central Funds (cost $8,246,145)	8,246,145
Total Investments (cost $249,265,852)		$ 276,244,249
Cash		86,612
Receivable for investments sold		1,010,263
Receivable for fund shares sold		850,254
Dividends receivable		228,625
Interest receivable		27,159
Prepaid expenses		270
Other receivables		14,217
Total assets		278,461,649

Liabilities
Payable for investments purchased	$ 2,362,914
Payable for fund shares redeemed	228,315
Accrued management fee	113,267
Other affiliated payables	74,126
Other payables and accrued expenses	60,091
Collateral on securities loaned, at value	2,921,425
Total liabilities		5,760,138

Net Assets		$ 272,701,511
Net Assets consist of:
Paid in capital		$ 238,939,780
Undistributed net investment income		1,126,551
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		5,656,508
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		26,978,672
Net Assets, for 19,552,044 shares outstanding		$ 272,701,511
Net Asset Value, offering price and redemption price per share ($272,701,511 ÷ 19,552,044 shares)		$ 13.95

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended July 31, 2006
Investment Income
Dividends		$ 3,682,533
Interest		94
Income from affiliated Central Funds		243,530
Total income		3,926,157

Expenses
Management fee Basic fee	$ 1,321,700
Performance adjustment	(39,897)
Transfer agent fees	687,942
Accounting and security lending fees	87,563
Independent trustees' compensation	904
Custodian fees and expenses	31,982
Registration fees	35,503
Audit	44,031
Legal	4,038
Miscellaneous	20,701
Total expenses before reductions	2,194,467
Expense reductions	(38,707)	2,155,760
Net investment income (loss)		1,770,397
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	8,882,166
Foreign currency transactions	1,456
Total net realized gain (loss)		8,883,622
Change in net unrealized appreciation (depreciation) on: Investment securities	4,670,761
Assets and liabilities in foreign currencies	274
Total change in net unrealized appreciation (depreciation)		4,671,035
Net gain (loss)		13,554,657
Net increase (decrease) in net assets resulting from operations		$ 15,325,054

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended July 31, 2006	Year ended July 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,770,397	$ 1,039,907
Net realized gain (loss)	8,883,622	603,411
Change in net unrealized appreciation (depreciation)	4,671,035	17,741,384
Net increase (decrease) in net assets resulting from operations	15,325,054	19,384,702
Distributions to shareholders from net investment income	(1,177,122)	(665,959)
Distributions to shareholders from net realized gain	(3,435,206)	(480,889)
Total distributions	(4,612,328)	(1,146,848)
Share transactions Proceeds from sales of shares	153,895,657	147,890,874
Reinvestment of distributions	4,472,639	1,111,333
Cost of shares redeemed	(78,450,120)	(53,710,260)
Net increase (decrease) in net assets resulting from share transactions	79,918,176	95,291,947
Total increase (decrease) in net assets	90,630,902	113,529,801

Net Assets
Beginning of period	182,070,609	68,540,808
End of period (including undistributed net investment income of $1,126,551 and undistributed net investment income of $540,880, respectively)	$ 272,701,511	$ 182,070,609
Other Information Shares
Sold	11,169,831	12,009,001
Issued in reinvestment of distributions	332,759	95,055
Redeemed	(5,729,799)	(4,420,951)
Net increase (decrease)	5,772,791	7,683,105

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended July 31,	2006	2005	2004	2003 E
Selected Per-Share Data
Net asset value, beginning of period	$ 13.21	$ 11.24	$ 9.73	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.10	.11	.05	- G
Net realized and unrealized gain (loss)	.95	2.03	1.52	(.27)
Total from investment operations	1.05	2.14	1.57	(.27)
Distributions from net investment income	(.08)	(.09)	(.02)	-
Distributions from net realized gain	(.23)	(.08)	(.04)	-
Total distributions	(.31)	(.17)	(.06)	-
Net asset value, end of period	$ 13.95	$ 13.21	$ 11.24	$ 9.73
Total Return B, C	8.05%	19.20%	16.16%	(2.70)%
Ratios to Average Net Assets F
Expenses before reductions	.94%	.97%	1.17%	3.37% A
Expenses net of fee waivers, if any	.94%	.97%	1.17%	1.50% A
Expenses net of all reductions	.93%	.93%	1.13%	1.50% A
Net investment income (loss)	.76%	.85%	.50%	.41% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 272,702	$ 182,071	$ 68,541	$ 18,582
Portfolio turnover rate	74%	81%	111%	84% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period June 17, 2003 (commencement of operations) to July 31, 2003.

F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2006

1. Significant Accounting Policies.

Fidelity Blue Chip Value Fund (the Fund) is a non-diversified fund of Fidelity Securities Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund may invest in affiliated money market central funds (Money Market Central Funds), which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from

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1. Significant Accounting Policies - continued

Foreign Currency - continued

changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from

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Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 35,144,509
Unrealized depreciation	(8,941,511)
Net unrealized appreciation (depreciation)	26,202,998
Undistributed ordinary income	989,530
Undistributed long-term capital gain	5,653,332
Cost for federal income tax purposes	$ 250,041,251

The tax character of distributions paid was as follows:

	July 31, 2006	July 31, 2005
Ordinary Income	$ 1,482,715	$ 922,433
Long-term Capital Gains	3,129,613	224,415
Total	$ 4,612,328	$ 1,146,848

New Accounting Pronouncement. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48) was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets and results of operations.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by

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2. Operating Policies - continued

Repurchase Agreements - continued

government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $242,294,326 and $169,931,567, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged ..27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the Fund's relative investment performance as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .55% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of shareholder reports, except

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .30% of average net assets.

Accounting and Security Lending Fees. FSC maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Affiliated Central Funds. The Fund may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

The Money Market Central Funds do not pay a management fee.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $5,010 for the period.

5. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounts to $640 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income

Annual Report

6. Security Lending - continued

represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from affiliated central funds. Net income from lending portfolio securities during the period amounted to $34,153.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $36,050 for the period. In addition, through arrangements with the Fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody and transfer agent expenses by $599 and $2,058, respectively.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Blue Chip Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Blue Chip Value Fund (a fund of Fidelity Securities Fund) at July 31, 2006, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Blue Chip Value Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 8, 2006

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy and Albert R. Gamper, Jr., each of the Trustees oversees 345 funds advised by FMR or an affiliate. Mr. McCoy oversees 347 funds advised by FMR or an affiliate. Mr. Gamper oversees 292 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director (1999-present) of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Stephen P. Jonas (53)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of Blue Chip Value (2005-present). He also serves as Senior Vice President of other Fidelity funds (2005-present). Mr. Jonas is Executive Director of FMR (2005-present) and FMR Co., Inc. (2005-present). He also serves as a Director of Fidelity Investments Money Management, Inc. (2005-present) and FMR Corp. (2003-present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004-2005), Chief Administrative Officer (2002-2004), and Chief Financial Officer of FMR Corp. (1998-2002). In addition, he serves on the Boards of Boston Ballet (2003-present) and Simmons College (2003-present).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as a Director (2003-present) and Chief Operating Officer (2000-present) of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000-present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Mr. Gamper also serves as a Trustee (2006-present) or Member of the Advisory Board (2005-present) of other investment companies advised by FMR. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

Robert M. Gates (62)

Year of Election or Appointment: 1997

Dr. Gates is Chairman of the Independent Trustees (2006-present). Dr. Gates is President of Texas A&M University (2002-present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001-present), and Brinker International (restaurant management, 2003-present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001).

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display.

Marie L. Knowles (59)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

William O. McCoy (72)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Duke Realty Corporation (real estate). He is also a partner of Franklin Street Partners (private investment management firm). In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves as Chairman of the Board of Directors of the University of North Carolina Health Care System. He also served as Vice President of Finance for the University of North Carolina (16-school system).

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Annual Report

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Keyes may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
James H. Keyes (65)

Year of Election or Appointment: 2006

Member of the Advisory Board of Fidelity Securities Fund. Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies, 1984-present), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions, 1998-present).

Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Securities Fund. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director (1999-present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as the Chairman of the Inner-City Scholarship Fund.

Dwight D. Churchill (52)

Year of Election or Appointment: 2005

Vice President of Blue Chip Value. Mr. Churchill also serves as Vice President of certain Equity Funds (2005-present). Mr. Churchill is Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Churchill served as Senior Vice President of Fidelity Investments Money Management, Inc. (2005-2006), Head of Fidelity's Fixed-Income Division (2000-2005), Vice President of Fidelity's Money Market Funds (2000-2005), Vice President of Fidelity's Bond Funds, and Senior Vice President of FMR.

Bruce T. Herring (40)

Year of Election or Appointment: 2006

Vice President of Blue Chip Value. Mr. Herring also serves as Vice President of certain Equity Funds (2006-present). Mr. Herring is Senior Vice President of FMR (2006-present) and Vice President of FMR Co., Inc. (2001-present). Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds (2001-2005).

Eric D. Roiter (57)

Year of Election or Appointment: 2003

Secretary of Blue Chip Value. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (46)

Year of Election or Appointment: 2003

Assistant Secretary of Blue Chip Value. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

Christine Reynolds (47)

Year of Election or Appointment: 2004

President and Treasurer of Blue Chip Value. Ms. Reynolds also serves as President and Treasurer of other Fidelity funds (2004-present) and is a Vice President (2003-present) and an employee (2002-present) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Blue Chip Value. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of Blue Chip Value. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004

Chief Compliance Officer of Blue Chip Value. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of Blue Chip Value. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (42)

Year of Election or Appointment: 2004

Deputy Treasurer of Blue Chip Value. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (36)

Year of Election or Appointment: 2005

Deputy Treasurer of Blue Chip Value. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (39)

Year of Election or Appointment: 2005

Assistant Treasurer of Blue Chip Value. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (59)
Year of Election or Appointment: 2003 Assistant Treasurer of Blue Chip Value. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (52)
Year of Election or Appointment: 2004 Assistant Treasurer of Blue Chip Value. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (51)
Year of Election or Appointment: 2003 Assistant Treasurer of Blue Chip Value. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Gary W. Ryan (47)

Year of Election or Appointment: 2005

Assistant Treasurer of Blue Chip Value. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Blue Chip Value. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

The Board of Trustees of Fidelity Blue Chip Value Fund voted to pay on September 11, 2006, to shareholders of record at the opening of business on September 8, 2006, a distribution of $0.32 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.06 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2006, $8,588,960, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed in September and December during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2007 of amounts for use in preparing 2006 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the funds' shareholders was held on May 17, 2006. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees. A
	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	43,119,905,166.54	95.455
Withheld	2,053,001,967.67	4.545
TOTAL	45,172,907,134.21	100.000
Albert R. Gamper, Jr.
Affirmative	43,068,780,128.62	95.342
Withheld	2,104,127,005.59	4.658
TOTAL	45,172,907,134.21	100.000
Robert M. Gates
Affirmative	43,032,117,662.60	95.261
Withheld	2,140,789,471.61	4.739
TOTAL	45,172,907,134.21	100.000
George H. Heilmeier
Affirmative	43,023,368,882.30	95.242
Withheld	2,149,538,251.91	4.758
TOTAL	45,172,907,134.21	100.000
Edward C. Johnson 3d
Affirmative	42,881,915,819.70	94.928
Withheld	2,290,991,314.51	5.072
TOTAL	45,172,907,134.21	100.000
Stephen P. Jonas
Affirmative	43,081,912,066.37	95.371
Withheld	2,090,995,067.84	4.629
TOTAL	45,172,907,134.21	100.000
James H. KeyesB
Affirmative	43,049,050,093.79	95.298
Withheld	2,123,857,040.42	4.702
TOTAL	45,172,907,134.21	100.000
Marie L. Knowles
Affirmative	43,090,434,696.02	95.390
Withheld	2,082,472,438.19	4.610
TOTAL	45,172,907,134.21	100.000
	# of Votes	% of Votes
Ned C. Lautenbach
Affirmative	43,082,185,255.05	95.372
Withheld	2,090,721,879.16	4.628
TOTAL	45,172,907,134.21	100.000
William O. McCoy
Affirmative	42,960,162,066.32	95.102
Withheld	2,212,745,067.89	4.898
TOTAL	45,172,907,134.21	100.000
Robert L. Reynolds
Affirmative	43,087,560,419.66	95.384
Withheld	2,085,346,714.55	4.616
TOTAL	45,172,907,134.21	100.000
Cornelia M. Small
Affirmative	43,092,070,014.53	95.394
Withheld	2,080,837,119.68	4.606
TOTAL	45,172,907,134.21	100.000
William S. Stavropoulos
Affirmative	43,002,032,676.43	95.194
Withheld	2,170,874,457.78	4.806
TOTAL	45,172,907,134.21	100.000
Kenneth L. Wolfe
Affirmative	43,047,241,852.81	95.294
Withheld	2,125,665,281.40	4.706
TOTAL	45,172,907,134.21	100.000
A Denotes trust-wide proposal and voting results. B Effective on or about January 1, 2007.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Blue Chip Value Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2006 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that, since the last Advisory Contract renewals in July 2005, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) voluntarily entering into contractual arrangements with certain brokers pursuant to which Fidelity pays for research products and services separately out of its own resources, rather than bundling with fund commissions; (iii) launching the Fidelity Advantage Class of its five Spartan stock index funds and three Spartan bond index funds, which is a lower-fee class available to shareholders with higher account balances; (iv) contractually agreeing to impose expense limitations on Fidelity U.S. Bond Index Fund and reducing the fund's initial investment minimum; and (v) offering shareholders of each of the Fidelity Institutional Money Market Funds the privilege of exchanging shares of the fund for shares of other Fidelity funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds. Because the fund had been in existence less than three calendar years, the following chart considered by the Board shows, for the one-year period ended December 31, 2005, the fund's total return, the total return of a broad-based securities market index ("benchmark"), and a range of total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The box within the chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below the chart corresponds to the percentile box and represents the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the fund.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Blue Chip Value Fund

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of the fund was in the first quartile for the period shown. The Board noted that FMR does not consider that Lipper peer group to be a meaningful comparison for the fund, however, because the peer group includes funds with different investment mandates (some broader, some narrower) than the fund. For example, the peer group includes funds that are not limited to a particular investment style, funds that focus on growth-oriented stocks, and funds that (like the fund) focus their investments on value-oriented securities. The Board also stated that the relative investment performance of the fund compared favorably to its benchmark for the period shown. The Board stated that it is difficult to evaluate in any comprehensive fashion the performance of the fund, in light of its relatively recent launch. The Board also reviewed the fund's relative investment performance against a peer group defined by Morningstar.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board noted with favor FMR's reorganization of its senior management team in 2005 and FMR's dedication of additional resources to investment research, and participated in the process that led to those changes.

Annual Report

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 9% means that 91% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Blue Chip Value Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2005. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for periods beginning August 1, 2004, which differ from the period shown in the performance chart above.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of the fund's total expenses, the Board considered the fund's management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the fund's negative performance adjustment. As part of its review, the Board also considered current and historical total expenses of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expenses ranked below its competitive median for 2005.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Annual Report

Based on its review, the Board concluded that the fund's total expenses were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information on several topics, including (i) Fidelity's fund profitability methodology and profitability trends within certain funds; (ii) portfolio manager compensation; (iii) the extent to which any economies of scale exist and are shared between the funds and Fidelity; (iv) the total expenses of certain funds and classes relative to competitors, including the extent to which the expenses of certain funds have been or could be capped; (v) fund performance trends; and (vi) Fidelity's fee structures, including use of performance fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

15445 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

10100 Santa Monica Blvd.
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

123 South Lake Avenue
Pasadena, CA

16995 Bernardo Ctr. Drive
Rancho Bernardo, CA

1220 Roseville Parkway
Roseville, CA

1740 Arden Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

11943 El Camino Real
San Diego, CA

8 Montgomery Street
San Francisco, CA

3793 State Street
Santa Barbara, CA

1200 Wilshire Boulevard
Santa Monica, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

Colorado

1625 Broadway
Denver, CO

9185 Westview Road
Lone Tree, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

400 Delaware Avenue
Wilmington, DE

Florida

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

4671 Town Center Parkway
Jacksonville, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

3501 PGA Boulevard
Palm Beach Gardens, FL

3550 Tamiami Trail, South
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

2465 State Road 7
Wellington, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

875 North Michigan Ave.
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1572 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7315 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

238 Main Street
Cambridge, MA

405 Cochituate Road
Framingham, MA

416 Belmont Street
Worcester, MA

Annual Report

Michigan

500 E. Eisenhower Pkwy.
Ann Arbor, MI

280 Old N. Woodward Ave.
Birmingham, MI

43420 Grand River Avenue
Novi, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

1524 South Lindbergh Blvd.
St. Louis, MO

Nevada

2225 Village Walk Drive
Henderson, NV

New Jersey

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

396 Route 17, North
Paramus, NJ

3518 Route 1 North
Princeton, NJ

530 Broad Street
Shrewsbury, NJ

New York

1055 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

980 Madison Avenue
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

200 Fifth Avenue
New York, NY

733 Third Avenue
New York, NY

11 Penn Plaza
New York, NY

2070 Broadway
New York, NY

1075 Northern Blvd.
Roslyn, NY

799 Central Park Avenue
Scarsdale, NY

North Carolina

4611 Sharon Road
Charlotte, NC

7011 Fayetteville Road
Durham, NC

Ohio

3805 Edwards Road
Cincinnati, OH

1324 Polaris Parkway
Columbus, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

7493 SW Bridgeport Road
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

47 Providence Place
Providence, RI

Tennessee

6150 Poplar Avenue
Memphis, TN

Texas

10000 Research Boulevard
Austin, TX

4001 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

6560 Fannin Street
Houston, TX

6500 N. MacArthur Blvd.
Irving, TX

6005 West Park Boulevard
Plano, TX

14100 San Pedro
San Antonio, TX

1576 East Southlake Blvd.
Southlake, TX

19740 IH 45 North
Spring, TX

Utah

279 West South Temple
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

411 108th Avenue, N.E.
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Research & Analysis Company
(formerly Fidelity Management &
Research (Far East) Inc.)

Fidelity Management & Research
(U.K.) Inc.

Fidelity Investments Japan Limited

Fidelity International Investment
Advisors

Fidelity International Investment
Advisors (U.K.) Limited

General Distributor

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Fidelity®

Dividend Growth

Fund

Annual Report

July 31, 2006

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com/holdings.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Although many securities markets made gains in early 2006, inflation concerns led to mixed results through the year's mid-point. Financial markets are always unpredictable. There are, however, a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2006	Past 1 year	Past 5 years	Past 10 years
Fidelity® Dividend Growth Fund	4.73%	1.32%	10.40%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Dividend Growth Fund on July 31, 1996. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Charles Mangum, Portfolio Manager of Fidelity® Dividend Growth Fund

As measured by the Dow Jones Wilshire 5000 Composite IndexSM - the broadest measure of U.S. equity market performance - stocks did well for most of the 12-month period ending July 31, 2006, before faltering. For the one-year time frame as a whole, the Dow Jones Wilshire benchmark rose 5.43%. That was nearly identical to the 5.38% gain of the Standard & Poor's 500SM Index, a broad market proxy that's a reflection of larger-cap stocks. Stocks were resilient early on, bouncing back quickly after Hurricanes Katrina and Rita caused energy prices to spike to record-high levels. Buoyed by strong corporate earnings and solid economic growth, the S&P 500® ran off six consecutive months of positive returns from November through April. However, stocks pulled back for most of the remainder of the period. A slowdown in economic expansion and consumer spending, reaccelerating energy prices and continued interest rate hikes by the Federal Reserve Board cooled equity performance. Among other widely quoted market yardsticks, the Dow Jones Industrial AverageSM returned 7.59%, while the NASDAQ Composite® Index dropped 3.47%.

The fund returned 4.73% during the 12-month period ending July 31, 2006, slightly underperforming the S&P 500 index. The fund fell short of the index in large part due to its being underexposed to the booming energy sector, which I continued to underweight in the belief that energy prices were artificially high and would eventually come down. In particular, a big underweighting in Exxon Mobil hurt. Being underweighted in real estate and diversified financials, the strongest groups within the financials sector, also detracted, especially our sizable underweighting in diversified financials firm JPMorgan Chase, which was no longer held at period end. Unfavorable security selection in pockets of consumer discretionary, industrials and information technology also hampered results, where positions in such stocks as Home Depot, Clear Channel Communications and Symantec detracted the most. On the upside, opportune stock picking in telecommunication services, combined with a double weighting in that sector, helped returns, with AT&T and Qwest Communications making strong contributions. Favorable security selection in the health care equipment and services group also helped, notably with our large stake in health care products supplier Cardinal Health.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2006 to July 31, 2006).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value February 1, 2006	Ending Account Value July 31, 2006	Expenses Paid During Period* February 1, 2006 to July 31, 2006
Actual	$ 1,000.00	$ 1,004.80	$ 2.98
Hypothetical (5% return per year before expenses)	$ 1,000.00	$ 1,021.82	$ 3.01

* Expenses are equal to the Fund's annualized expense ratio of .60%; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes

Top Ten Stocks as of July 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Cardinal Health, Inc.	7.9	7.9
American International Group, Inc.	5.9	6.0
AT&T, Inc.	5.8	4.8
Wyeth	5.4	4.9
Home Depot, Inc.	5.2	5.7
Johnson & Johnson	5.1	3.0
Wal-Mart Stores, Inc.	4.6	4.1
General Electric Co.	4.5	3.0
Bank of America Corp.	4.4	3.1
Clear Channel Communications, Inc.	4.1	3.8
	52.9
Top Five Market Sectors as of July 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Health Care	22.4	19.6
Financials	20.7	21.0
Consumer Discretionary	12.7	12.6
Information Technology	11.8	15.8
Consumer Staples	8.9	9.2
Asset Allocation (% of fund's net assets)
As of July 31, 2006 *		As of January 31, 2006 **
	Stocks 96.4%		Stocks 97.8%
	Convertible Securities 0.5%		Convertible Securities 0.4%
	Short-Term Investments and Net Other Assets 3.1%		Short-Term Investments and Net Other Assets 1.8%
* Foreign investments	3.1%	** Foreign investments	3.4%

Annual Report

Investments July 31, 2006

Showing Percentage of Net Assets

Common Stocks - 96.4%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 12.7%
Automobiles - 0.3%
Harley-Davidson, Inc.	882,700	$ 50,314
Hotels, Restaurants & Leisure - 0.4%
Carnival Corp. unit	728,700	28,390
McDonald's Corp.	634,100	22,441
Royal Caribbean Cruises Ltd.	376,500	12,763
		63,594
Media - 5.6%
Clear Channel Communications, Inc.	22,044,842	638,198
Clear Channel Outdoor Holding, Inc. Class A (e)	2,261,800	46,412
E.W. Scripps Co. Class A	446,900	19,096
News Corp. Class A	2,776,100	53,412
Omnicom Group, Inc.	558,800	49,459
Viacom, Inc. Class B (non-vtg.) (a)	1,872,200	65,246
		871,823
Multiline Retail - 0.8%
Target Corp. (d)	2,838,375	130,338
Specialty Retail - 5.6%
Home Depot, Inc.	23,271,100	807,740
TJX Companies, Inc.	2,177,300	53,061
		860,801
TOTAL CONSUMER DISCRETIONARY		1,976,870
CONSUMER STAPLES - 8.9%
Food & Staples Retailing - 6.5%
CVS Corp.	9,042,000	295,854
Wal-Mart Stores, Inc.	16,071,844	715,197
		1,011,051
Household Products - 0.1%
Colgate-Palmolive Co.	154,000	9,135
Personal Products - 0.8%
Alberto-Culver Co.	2,116,645	103,165
Avon Products, Inc.	824,200	23,894
		127,059
Tobacco - 1.5%
Altria Group, Inc.	2,847,500	227,715
TOTAL CONSUMER STAPLES		1,374,960
Common Stocks - continued
	Shares	Value (Note 1) (000s)
ENERGY - 4.8%
Energy Equipment & Services - 3.2%
Diamond Offshore Drilling, Inc.	2,468,800	$ 194,862
ENSCO International, Inc.	2,049,094	94,709
GlobalSantaFe Corp.	3,244,379	178,214
Transocean, Inc. (a)	301,600	23,293
		491,078
Oil, Gas & Consumable Fuels - 1.6%
Chesapeake Energy Corp.	1,593,900	52,439
ConocoPhillips	855,800	58,742
Exxon Mobil Corp.	218,600	14,808
Houston Exploration Co. (a)	411,500	26,278
Quicksilver Resources, Inc. (a)	882,600	31,209
Ultra Petroleum Corp. (a)	545,800	31,962
XTO Energy, Inc.	777,800	36,549
		251,987
TOTAL ENERGY		743,065
FINANCIALS - 20.7%
Capital Markets - 1.7%
Goldman Sachs Group, Inc.	456,900	69,791
KKR Private Equity Investors, L.P. Restricted Depositary Units (f)	1,967,700	46,241
Merrill Lynch & Co., Inc.	1,808,600	131,702
Nuveen Investments, Inc. Class A	279,400	13,269
		261,003
Commercial Banks - 1.1%
Synovus Financial Corp.	442,800	12,514
Wachovia Corp.	2,942,053	157,782
Wells Fargo & Co.	87,100	6,301
		176,597
Consumer Finance - 0.1%
Capital One Financial Corp. (d)	284,600	22,014
Diversified Financial Services - 5.2%
Bank of America Corp.	13,245,703	682,551
Citigroup, Inc.	2,581,539	124,714
		807,265
Insurance - 11.5%
ACE Ltd.	2,536,500	130,706
AFLAC, Inc.	89,100	3,933
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Insurance - continued
AMBAC Financial Group, Inc.	289,700	$ 24,077
American International Group, Inc.	15,167,600	920,218
Hartford Financial Services Group, Inc.	4,116,820	349,271
MBIA, Inc.	1,146,600	67,432
MetLife, Inc.	2,302,300	119,720
Swiss Reinsurance Co. (Reg.)	622,512	44,767
The Chubb Corp.	2,024,100	102,055
Transatlantic Holdings, Inc.	281,500	16,524
		1,778,703
Thrifts & Mortgage Finance - 1.1%
Fannie Mae	2,239,334	107,286
Golden West Financial Corp., Delaware	750,600	55,289
		162,575
TOTAL FINANCIALS		3,208,157
HEALTH CARE - 22.4%
Biotechnology - 1.3%
Amgen, Inc. (a)	1,797,524	125,359
Biogen Idec, Inc. (a)	1,926,715	81,153
		206,512
Health Care Providers & Services - 7.9%
Cardinal Health, Inc.	18,126,470	1,214,478
UnitedHealth Group, Inc.	39,200	1,875
		1,216,353
Pharmaceuticals - 13.2%
Eli Lilly & Co.	388,800	22,072
Johnson & Johnson	12,579,700	786,860
Merck & Co., Inc.	1,025,900	41,313
Pfizer, Inc.	13,638,900	354,475
Wyeth	17,408,560	843,793
		2,048,513
TOTAL HEALTH CARE		3,471,378
INDUSTRIALS - 6.9%
Aerospace & Defense - 0.8%
Honeywell International, Inc.	1,662,700	64,346
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Aerospace & Defense - continued
Lockheed Martin Corp.	818,800	$ 65,242
Raytheon Co. warrants 6/16/11 (a)	46,526	600
		130,188
Industrial Conglomerates - 5.3%
3M Co.	1,214,500	85,501
General Electric Co.	21,239,380	694,315
Tyco International Ltd.	1,764,400	46,033
		825,849
Machinery - 0.7%
Ingersoll-Rand Co. Ltd. Class A	3,157,300	113,031
Road & Rail - 0.1%
Burlington Northern Santa Fe Corp.	91,800	6,326
TOTAL INDUSTRIALS		1,075,394
INFORMATION TECHNOLOGY - 11.8%
Communications Equipment - 2.5%
Cisco Systems, Inc. (a)	10,252,200	183,002
Comverse Technology, Inc. (a)	438,131	8,491
Juniper Networks, Inc. (a)	2,827,590	38,031
Motorola, Inc.	6,682,900	152,103
		381,627
Computers & Peripherals - 2.3%
Dell, Inc. (a)	5,297,100	114,841
EMC Corp. (a)	3,302,200	33,517
International Business Machines Corp.	2,641,200	204,455
		352,813
IT Services - 0.2%
First Data Corp.	959,500	39,196
Semiconductors & Semiconductor Equipment - 2.7%
Analog Devices, Inc.	537,300	17,371
Applied Materials, Inc.	5,978,400	94,100
Intel Corp.	10,759,200	193,666
KLA-Tencor Corp.	665,500	28,077
Lam Research Corp. (a)	891,300	37,069
Linear Technology Corp.	215,400	6,968
Novellus Systems, Inc. (a)	722,700	18,292
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	2,346,240	$ 20,342
Xilinx, Inc.	145,500	2,952
		418,837
Software - 4.1%
BEA Systems, Inc. (a)	3,182,800	37,366
Microsoft Corp.	15,349,087	368,839
Oracle Corp. (a)	7,429,900	111,226
Symantec Corp. (a)	7,201,437	125,089
		642,520
TOTAL INFORMATION TECHNOLOGY		1,834,993
MATERIALS - 0.1%
Chemicals - 0.1%
Praxair, Inc.	387,700	21,261
TELECOMMUNICATION SERVICES - 8.1%
Diversified Telecommunication Services - 7.6%
AT&T, Inc.	29,823,591	894,409
BellSouth Corp.	3,788,300	148,388
Qwest Communications International, Inc. (a)	17,135,200	136,910
Verizon Communications, Inc.	236,050	7,983
		1,187,690
Wireless Telecommunication Services - 0.5%
Sprint Nextel Corp.	3,622,586	71,727
TOTAL TELECOMMUNICATION SERVICES		1,259,417
TOTAL COMMON STOCKS (Cost $13,183,718)		14,965,495
Convertible Bonds - 0.5%
	Principal Amount (000s)	Value (Note 1) (000s)
TELECOMMUNICATION SERVICES - 0.5%
Diversified Telecommunication Services - 0.5%
Qwest Communications International, Inc. 3.5% 11/15/25 (Cost $49,860)	$ 49,860	$ 75,403
Money Market Funds - 3.2%
	Shares
Fidelity Cash Central Fund, 5.3% (b)	484,041,101	484,041
Fidelity Securities Lending Cash Central Fund, 5.32% (b)(c)	14,753,275	14,753
TOTAL MONEY MARKET FUNDS (Cost $498,794)		498,794
TOTAL INVESTMENT PORTFOLIO - 100.1% (Cost $13,732,372)		15,539,692
NET OTHER ASSETS - (0.1)%		(17,090)
NET ASSETS - 100%		$ 15,522,602
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $46,241,000 or 0.3% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
KKR Private Equity Investors, L.P. Restricted Depositary Units	5/3/06	$ 49,193
Affiliated Central Funds
Information regarding fiscal year to date income earned by the fund from the affiliated Central funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 15,130
Fidelity Securities Lending Cash Central Fund	219
Total	$ 15,349
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Clear Channel Outdoor Holding, Inc. Class A	$ -	$ 45,102	$ 3,260	$ -	$ 46,412

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	July 31, 2006

Assets
Investment in securities, at value (including securities loaned of $14,344) - See accompanying schedule: Unaffiliated issuers (cost $13,191,369)	$ 14,994,486
Affiliated Central Funds (cost $498,794)	498,794
Other affiliated issuers (cost $42,209)	46,412
Total Investments (cost $13,732,372)		$ 15,539,692
Receivable for investments sold		18,156
Receivable for fund shares sold		12,299
Dividends receivable		12,756
Interest receivable		2,128
Prepaid expenses		26
Other receivables		208
Total assets		15,585,265

Liabilities
Payable for investments purchased	$ 18,068
Payable for fund shares redeemed	21,309
Accrued management fee	4,288
Other affiliated payables	3,284
Other payables and accrued expenses	961
Collateral on securities loaned, at value	14,753
Total liabilities		62,663

Net Assets		$ 15,522,602
Net Assets consist of:
Paid in capital		$ 13,417,518
Undistributed net investment income		115,144
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		182,620
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,807,320
Net Assets, for 526,260 shares outstanding		$ 15,522,602
Net Asset Value, offering price and redemption price per share ($15,522,602 ÷ 526,260 shares)		$ 29.50

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended July 31, 2006

Investment Income
Dividends		$ 277,540
Interest		1,375
Income from affiliated Central Funds		15,349
Total income		294,264

Expenses
Management fee Basic fee	$ 92,727
Performance adjustment	(34,397)
Transfer agent fees	37,011
Accounting and security lending fees	1,498
Independent trustees' compensation	67
Appreciation in deferred trustee compensation account	10
Custodian fees and expenses	255
Registration fees	96
Audit	142
Legal	161
Miscellaneous	1,039
Total expenses before reductions	96,609
Expense reductions	(2,263)	96,346
Net investment income (loss)		197,918
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	445,915
Other affiliated issuers	367
Foreign currency transactions	77
Total net realized gain (loss)		446,359
Change in net unrealized appreciation (depreciation) on Investment securities		101,276
Net gain (loss)		547,635
Net increase (decrease) in net assets resulting from operations		$ 745,553

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2006	Year ended July 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 197,918	$ 299,381
Net realized gain (loss)	446,359	255,956
Change in net unrealized appreciation (depreciation)	101,276	1,193,521
Net increase (decrease) in net assets resulting from operations	745,553	1,748,858
Distributions to shareholders from net investment income	(179,291)	(269,023)
Distributions to shareholders from net realized gain	(217,913)	-
Total distributions	(397,204)	(269,023)
Share transactions Proceeds from sales of shares	2,158,432	3,009,735
Reinvestment of distributions	386,764	260,163
Cost of shares redeemed	(4,769,535)	(5,738,004)
Net increase (decrease) in net assets resulting from share transactions	(2,224,339)	(2,468,106)
Total increase (decrease) in net assets	(1,875,990)	(988,271)

Net Assets
Beginning of period	17,398,592	18,386,863
End of period (including undistributed net investment income of $115,144 and undistributed net investment income of $111,008, respectively)	$ 15,522,602	$ 17,398,592
Other Information Shares
Sold	74,177	109,723
Issued in reinvestment of distributions	13,484	9,419
Redeemed	(164,415)	(207,836)
Net increase (decrease)	(76,754)	(88,694)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended July 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 28.85	$ 26.58	$ 24.76	$ 22.20	$ 29.75
Income from Investment Operations
Net investment income (loss)B	.35	.45 C	.20	.22	.24
Net realized and unrealized gain (loss)	.99	2.21	1.84	2.56	(7.31)
Total from investment operations	1.34	2.66	2.04	2.78	(7.07)
Distributions from net investment income	(.31)	(.39)	(.22)	(.22)	(.15)
Distributions from net realized gain	(.38)	-	-	-	(.33)
Total distributions	(.69)	(.39)	(.22)	(.22)	(.48)
Net asset value, end of period	$ 29.50	$ 28.85	$ 26.58	$ 24.76	$ 22.20
Total Return A	4.73%	10.08%	8.27%	12.63%	(24.04)%
Ratios to Average Net Assets D
Expenses before reductions	.60%	.68%	.90%	1.05%	.98%
Expenses net of fee waivers, if any	.60%	.68%	.90%	1.05%	.98%
Expenses net of all reductions	.59%	.66%	.89%	1.02%	.95%
Net investment income (loss)	1.21%	1.64% C	.75%	.94%	.90%
Supplemental Data
Net assets, end of period (in millions)	$ 15,523	$ 17,399	$ 18,387	$ 15,737	$ 12,648
Portfolio turnover rate	30%	26%	37%	51%	81%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Investment income per share reflects a special dividend which amounted to $.16 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.06%.

D Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2006

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Dividend Growth Fund (the Fund) is a fund of Fidelity Securities Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund may invest in affiliated money market central funds (Money Market Central Funds), which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The

Annual Report

1. Significant Accounting Policies - continued

Security Valuation - continued

value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), Independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are invested in a

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Deferred Trustee Compensation - continued

cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, deferred trustees compensation and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 2,560,363
Unrealized depreciation	(826,659)
Net unrealized appreciation (depreciation)	1,733,704
Undistributed ordinary income	134,379
Undistributed long-term capital gain	206,895
Cost for federal income tax purposes	$ 13,805,988

The tax character of distributions paid was as follows:

	July 31, 2006	July 31, 2005
Ordinary Income	$ 253,177	$ 269,023
Long-term Capital Gains	144,027	-
Total	$ 397,204	$ 269,023

Annual Report

1. Significant Accounting Policies - continued

New Accounting Pronouncement. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48) was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets and results of operations.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $4,720,534 and $7,261,625, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged ..27% during the period. The group fee rate is based upon the average net assets of all the mutual funds

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the Fund's relative investment performance as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .36% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .23% of average net assets.

Accounting and Security Lending Fees. FSC maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Affiliated Central Funds. The Fund may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

The Money Market Central Funds do not pay a management fee.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $74 for the period.

5. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounts to $48 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

6. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from affiliated central funds. Net income from lending portfolio securities during the period amounted to $219.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $1,475 for the period. In addition, through arrangements with the Fund's transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's transfer agent expense by $788.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Dividend Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Dividend Growth Fund (a fund of Fidelity Securities Fund) at July 31, 2006, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Dividend Growth Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 8, 2006

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy and Albert R. Gamper, Jr., each of the Trustees oversees 345 funds advised by FMR or an affiliate. Mr. McCoy oversees 347 funds advised by FMR or an affiliate. Mr. Gamper oversees 290 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director (1999-present) of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Stephen P. Jonas (53)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of Dividend Growth (2005-present). He also serves as Senior Vice President of other Fidelity funds (2005-present). Mr. Jonas is Executive Director of FMR (2005-present) and FMR Co., Inc. (2005-present). He also serves as a Director of Fidelity Investments Money Management, Inc. (2005-present) and FMR Corp. (2003-present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004-2005), Chief Administrative Officer (2002-2004), and Chief Financial Officer of FMR Corp. (1998-2002). In addition, he serves on the Boards of Boston Ballet (2003-present) and Simmons College (2003-present).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as a Director (2003-present) and Chief Operating Officer (2000-present) of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000-present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Mr. Gamper also serves as a Trustee (2006-present) or Member of the Advisory Board (2005-present) of other investment companies advised by FMR. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

Robert M. Gates (62)

Year of Election or Appointment: 1997

Dr. Gates is Chairman of the Independent Trustees (2006-present). Dr. Gates is President of Texas A&M University (2002-present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001-present), and Brinker International (restaurant management, 2003-present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001).

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display.

Marie L. Knowles (59)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

William O. McCoy (72)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Duke Realty Corporation (real estate). He is also a partner of Franklin Street Partners (private investment management firm). In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves as Chairman of the Board of Directors of the University of North Carolina Health Care System. He also served as Vice President of Finance for the University of North Carolina (16-school system).

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Annual Report

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Keyes may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
James H. Keyes (65)

Year of Election or Appointment: 2006

Member of the Advisory Board of Fidelity Securities Fund. Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies, 1984-present), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions, 1998-present).

Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Securities Fund. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director (1999-present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as the Chairman of the Inner-City Scholarship Fund.

Philip L. Bullen (46)

Year of Election or Appointment: 2006

Vice President of Dividend Growth. Mr. Bullen also serves as Vice President of certain Equity Funds (2006-present). Mr. Bullen is Senior Vice President of FMR (2001-present) and FMR Co., Inc. (2001-present). Previously, Mr. Bullen served as President and a Director of Fidelity Research & Analysis Company (2001-2005), President and a Director of Fidelity Management & Research (U.K.) Inc. (2002-2006), and a Director of Strategic Advisers, Inc. (2002-2005).

Dwight D. Churchill (52)

Year of Election or Appointment: 2005

Vice President of Dividend Growth. Mr. Churchill also serves as Vice President of certain Equity Funds (2005-present). Mr. Churchill is Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Churchill served as Senior Vice President of Fidelity Investments Money Management, Inc. (2005-2006), Head of Fidelity's Fixed-Income Division (2000-2005), Vice President of Fidelity's Money Market Funds (2000-2005), Vice President of Fidelity's Bond Funds, and Senior Vice President of FMR.

Charles Mangum (41)

Year of Election or Appointment: 1997
Vice President of Dividend Growth. Mr. Mangum also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Mangum worked as a research analyst and portfolio manager.

Eric D. Roiter (57)

Year of Election or Appointment: 1998

Secretary of Dividend Growth. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (46)

Year of Election or Appointment: 2003

Assistant Secretary of Dividend Growth. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

Christine Reynolds (47)

Year of Election or Appointment: 2004

President and Treasurer of Dividend Growth. Ms. Reynolds also serves as President and Treasurer of other Fidelity funds (2004-present) and is a Vice President (2003-present) and an employee (2002-present) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Dividend Growth. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of Dividend Growth. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004

Chief Compliance Officer of Dividend Growth. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of Dividend Growth. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (42)

Year of Election or Appointment: 2004

Deputy Treasurer of Dividend Growth. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (36)

Year of Election or Appointment: 2005

Deputy Treasurer of Dividend Growth. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (39)

Year of Election or Appointment: 2005

Assistant Treasurer of Dividend Growth. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (59)
Year of Election or Appointment: 1993 Assistant Treasurer of Dividend Growth. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (52)
Year of Election or Appointment: 2004 Assistant Treasurer of Dividend Growth. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (51)
Year of Election or Appointment: 2002 Assistant Treasurer of Dividend Growth. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Gary W. Ryan (47)

Year of Election or Appointment: 2005

Assistant Treasurer of Dividend Growth. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Dividend Growth. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

The Board of Trustees of Fidelity Dividend Growth Fund voted to pay on September 11, 2006, to shareholders of record at the opening of business on September 8, 2006, a distribution of $0.46 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.20 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2006, $294,565,168, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 100% and 76.33% of the dividends distributed in September and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 100% and 77.59% of the dividends distributed in September and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2007 of amounts for use in preparing 2006 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the funds' shareholders was held on May 17, 2006. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees. A
	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	43,119,905,166.54	95.455
Withheld	2,053,001,967.67	4.545
TOTAL	45,172,907,134.21	100.000
Albert R. Gamper, Jr.
Affirmative	43,068,780,128.62	95.342
Withheld	2,104,127,005.59	4.658
TOTAL	45,172,907,134.21	100.000
Robert M. Gates
Affirmative	43,032,117,662.60	95.261
Withheld	2,140,789,471.61	4.739
TOTAL	45,172,907,134.21	100.000
George H. Heilmeier
Affirmative	43,023,368,882.30	95.242
Withheld	2,149,538,251.91	4.758
TOTAL	45,172,907,134.21	100.000
Edward C. Johnson 3d
Affirmative	42,881,915,819.70	94.928
Withheld	2,290,991,314.51	5.072
TOTAL	45,172,907,134.21	100.000
Stephen P. Jonas
Affirmative	43,081,912,066.37	95.371
Withheld	2,090,995,067.84	4.629
TOTAL	45,172,907,134.21	100.000
James H. KeyesB
Affirmative	43,049,050,093.79	95.298
Withheld	2,123,857,040.42	4.702
TOTAL	45,172,907,134.21	100.000
Marie L. Knowles
Affirmative	43,090,434,696.02	95.390
Withheld	2,082,472,438.19	4.610
TOTAL	45,172,907,134.21	100.000
	# of Votes	% of Votes
Ned C. Lautenbach
Affirmative	43,082,185,255.05	95.372
Withheld	2,090,721,879.16	4.628
TOTAL	45,172,907,134.21	100.000
William O. McCoy
Affirmative	42,960,162,066.32	95.102
Withheld	2,212,745,067.89	4.898
TOTAL	45,172,907,134.21	100.000
Robert L. Reynolds
Affirmative	43,087,560,419.66	95.384
Withheld	2,085,346,714.55	4.616
TOTAL	45,172,907,134.21	100.000
Cornelia M. Small
Affirmative	43,092,070,014.53	95.394
Withheld	2,080,837,119.68	4.606
TOTAL	45,172,907,134.21	100.000
William S. Stavropoulos
Affirmative	43,002,032,676.43	95.194
Withheld	2,170,874,457.78	4.806
TOTAL	45,172,907,134.21	100.000
Kenneth L. Wolfe
Affirmative	43,047,241,852.81	95.294
Withheld	2,125,665,281.40	4.706
TOTAL	45,172,907,134.21	100.000
A Denotes trust-wide proposal and voting results. B Effective on or about January 1, 2007.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Dividend Growth Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2006 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that, since the last Advisory Contract renewals in July 2005, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) voluntarily entering into contractual arrangements with certain brokers pursuant to which Fidelity pays for research products and services separately out of its own resources, rather than bundling with fund commissions; (iii) launching the Fidelity Advantage Class of its five Spartan stock index funds and three Spartan bond index funds, which is a lower-fee class available to shareholders with higher account balances; (iv) contractually agreeing to impose expense limitations on Fidelity U.S. Bond Index Fund and reducing the fund's initial investment minimum; and (v) offering shareholders of each of the Fidelity Institutional Money Market Funds the privilege of exchanging shares of the fund for shares of other Fidelity funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2005, the fund's cumulative total returns, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the fund.

Annual Report

Fidelity Dividend Growth Fund

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of the fund was in the fourth quartile for the one- and three-year periods and the second quartile for the five-year period. The Board also stated that the relative investment performance of the fund was lower than its benchmark for the one- and three-year periods, although the fund's five-year cumulative total return was higher than its benchmark. The Board discussed with FMR actions to be taken by FMR to improve the fund's more recent disappointing performance. The Board also reviewed the fund's relative investment performance against a peer group defined by Morningstar. The Board will continue to closely monitor the performance of the fund in the coming year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board noted with favor FMR's reorganization of its senior management team in 2005 and FMR's dedication of additional resources to investment research, and participated in the process that led to those changes.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 9% means that 91% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity Dividend Growth Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2005. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for rolling 36-month periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of the fund's total expenses, the Board considered the fund's management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the fund's negative performance adjustment. As part of its review, the Board also considered current and historical total expenses of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expenses ranked below its competitive median for 2005.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the fund's total expenses were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

Annual Report

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information on several topics, including (i) Fidelity's fund profitability methodology and profitability trends within certain funds; (ii) portfolio manager compensation; (iii) the extent to which any economies of scale exist and are shared between the funds and Fidelity; (iv) the total expenses of certain funds and classes relative to competitors, including the extent to which the expenses of certain funds have been or could be capped; (v) fund performance trends; and (vi) Fidelity's fee structures, including use of performance fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub Advisers

FMR Co., Inc.

Fidelity Research & Analysis Company (formerly Fidelity Management &
Research (Far East) Inc.)

Fidelity Management & Research
(U.K.) Inc.

Fidelity International Investment
Advisors

Fidelity Investments Japan Limited

Fidelity International Investment
Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.,
New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST ®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

DGF-UANN-0906
1.789245.103

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

Fidelity®

Growth & Income

Portfolio

Annual Report

July 31, 2006

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com/holdings.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Although many securities markets made gains in early 2006, inflation concerns led to mixed results through the year's mid-point. Financial markets are always unpredictable. There are, however, a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2006	Past 1 year	Past 5 years	Past 10 years
Fidelity® Growth & Income Portfolio	1.22%	1.27%	7.47%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity ® Growth & Income Portfolio on July 31, 1996. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Timothy Cohen, Portfolio Manager of Fidelity® Growth & Income Portfolio

As measured by the Dow Jones Wilshire 5000 Composite IndexSM - the broadest measure of U.S. equity market performance - stocks did well for most of the 12-month period ending July 31, 2006, before faltering. For the one-year time frame as a whole, the Dow Jones Wilshire benchmark rose 5.43%. That was nearly identical to the 5.38% gain of the Standard & Poor's 500SM Index, a broad market proxy that's a reflection of larger-cap stocks. Stocks were resilient early on, bouncing back quickly after Hurricanes Katrina and Rita caused energy prices to spike to record-high levels. Buoyed by strong corporate earnings and solid economic growth, the S&P 500® ran off six consecutive months of positive returns from November through April. However, stocks pulled back for most of the remainder of the period. A slowdown in economic expansion and consumer spending, reaccelerating energy prices and continued interest rate hikes by the Federal Reserve Board cooled equity performance. Among other widely quoted market yardsticks, the Dow Jones Industrial AverageSM returned 7.59%, while the NASDAQ Composite® Index dropped 3.47%.

Growth & Income Portfolio returned 1.22% for the 12 months ending July 31, 2006, trailing the S&P 500 index. The fund underperformed mainly as a result of weak performance from several of our individual holdings, particularly in the consumer discretionary and information technology sectors. The fund's return also was hobbled by unfavorable positioning relative to the index in a few areas, notably our limited exposure to the robust telecommunication services sector, untimely trading in the insurance group and an overweighting in software/services. Among the individual holdings that detracted the most were online auctioneer eBay, home improvement retailer Home Depot, personal computer maker Dell and insurance giant American International Group. On the upside, performance was aided by our overexposure to energy and health care, as well as by some favorable stock picks within diversified financials, notably Bank of America and UBS, the Swiss banking and asset management firm. Favorable currency movements also imparted a modest boost.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2006 to July 31, 2006).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value February 1, 2006	Ending Account Value July 31, 2006	Expenses Paid During Period* February 1, 2006 to July 31, 2006
Actual	$ 1,000.00	$ 969.40	$ 3.37
Hypothetical (5% return per year before expenses)	$ 1,000.00	$ 1,021.37	$ 3.46

* Expenses are equal to the Fund's annualized expense ratio of .69%; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes

Top Ten Stocks as of July 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
General Electric Co.	7.2	5.7
American International Group, Inc.	6.5	6.2
Bank of America Corp.	5.2	4.4
Home Depot, Inc.	4.7	4.3
Johnson & Johnson	4.7	3.2
UnitedHealth Group, Inc.	3.2	3.1
Wal-Mart Stores, Inc.	3.0	3.5
Google, Inc. Class A (sub. vtg.)	2.9	1.8
eBay, Inc.	2.4	1.9
Honeywell International, Inc.	2.2	1.9
	42.0
Top Five Market Sectors as of July 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	24.1	26.5
Health Care	15.1	10.6
Information Technology	15.0	14.6
Energy	14.0	14.1
Consumer Discretionary	13.3	14.8
Asset Allocation (% of fund's net assets)
As of July 31, 2006 *		As of January 31, 2006 **
	Stocks 99.7%		Stocks 98.9%
	Convertible Securities 0.0%		Convertible Securities 0.4%
	Short-Term Investments and Net Other Assets 0.3%		Short-Term Investments and Net Other Assets 0.7%
* Foreign investments	15.3%	** Foreign investments	15.3%

Annual Report

Investments July 31, 2006

Showing Percentage of Net Assets

Common Stocks - 99.7%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 13.3%
Diversified Consumer Services - 1.4%
Apollo Group, Inc. Class A (a)(d)(e)	8,894,148	$ 420,871
Hotels, Restaurants & Leisure - 0.1%
Carnival Corp. unit	903,600	35,204
Household Durables - 1.4%
D.R. Horton, Inc.	5,473,351	117,294
Hovnanian Enterprises, Inc. Class A	178,000	4,875
KB Home	2,402,686	102,162
Ryland Group, Inc.	2,091,200	85,426
Standard Pacific Corp. (e)	3,721,300	83,097
		392,854
Media - 1.6%
Clear Channel Communications, Inc.	6,815,800	197,317
Clear Channel Outdoor Holding, Inc. Class A (e)	2,441,500	50,100
McGraw-Hill Companies, Inc.	3,652,100	205,613
		453,030
Multiline Retail - 1.1%
Target Corp.	6,830,800	313,670
Specialty Retail - 7.7%
Best Buy Co., Inc.	8,778,163	398,002
Chico's FAS, Inc. (a)	7,036,800	159,384
Home Depot, Inc.	39,197,610	1,360,549
Staples, Inc.	14,364,808	310,567
		2,228,502
TOTAL CONSUMER DISCRETIONARY		3,844,131
CONSUMER STAPLES - 4.5%
Food & Staples Retailing - 3.7%
CVS Corp.	6,323,700	206,911
Wal-Mart Stores, Inc.	19,592,800	871,880
		1,078,791
Food Products - 0.8%
Nestle SA (Reg.)	686,715	225,018
TOTAL CONSUMER STAPLES		1,303,809
ENERGY - 14.0%
Energy Equipment & Services - 6.1%
Baker Hughes, Inc.	1,827,400	146,101
Common Stocks - continued
	Shares	Value (Note 1) (000s)
ENERGY - continued
Energy Equipment & Services - continued
ENSCO International, Inc.	889,800	$ 41,127
GlobalSantaFe Corp.	1,683,800	92,491
Halliburton Co.	10,586,520	353,166
National Oilwell Varco, Inc. (a)	2,655,801	178,045
Noble Corp.	2,743,000	196,810
Pride International, Inc. (a)	3,100,450	92,610
Schlumberger Ltd. (NY Shares)	7,469,400	499,329
Weatherford International Ltd. (a)	3,123,900	146,323
		1,746,002
Oil, Gas & Consumable Fuels - 7.9%
Apache Corp.	3,716,970	261,935
ConocoPhillips	9,274,800	636,622
Hess Corp.	1,779,600	94,141
Occidental Petroleum Corp.	3,442,020	370,878
Peabody Energy Corp.	4,161,976	207,683
Plains Exploration & Production Co. (a)	2,731,400	120,072
Valero Energy Corp.	5,272,800	355,545
XTO Energy, Inc.	4,911,700	230,801
		2,277,677
TOTAL ENERGY		4,023,679
FINANCIALS - 24.1%
Capital Markets - 1.3%
AP Alternative Assets, L.P. Restricted Depositary Units (a)(f)	4,454,200	89,084
KKR Private Equity Investors, L.P. Restricted Depositary Units (g)	6,496,500	152,668
UBS AG (NY Shares)	2,627,600	142,941
		384,693
Commercial Banks - 4.3%
Erste Bank der Oesterreichischen Sparkassen AG	2,583,500	149,030
HSBC Holdings PLC sponsored ADR	2,495,000	226,945
Standard Chartered PLC (United Kingdom)	10,097,886	255,410
Wachovia Corp.	11,023,013	591,164
		1,222,549
Diversified Financial Services - 5.8%
African Bank Investments Ltd.	16,742,559	59,645
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Diversified Financial Services - continued
Bank of America Corp.	28,914,159	$ 1,489,947
JPMorgan Chase & Co.	2,846,192	129,843
		1,679,435
Insurance - 12.2%
ACE Ltd.	4,145,028	213,593
AMBAC Financial Group, Inc.	576,918	47,948
American International Group, Inc.	31,023,970	1,882,224
Berkshire Hathaway, Inc. Class A (a)	2,846	260,694
Hartford Financial Services Group, Inc.	4,424,080	375,339
Markel Corp. (a)	238,500	81,245
Max Re Capital Ltd.	2,378,443	53,515
RenaissanceRe Holdings Ltd. (e)	3,631,400	188,143
W.R. Berkley Corp.	2,450,450	88,216
White Mountains Insurance Group Ltd.	145,900	71,564
XL Capital Ltd. Class A	4,020,193	256,086
		3,518,567
Thrifts & Mortgage Finance - 0.5%
Golden West Financial Corp., Delaware	1,912,600	140,882
TOTAL FINANCIALS		6,946,126
HEALTH CARE - 15.1%
Biotechnology - 2.5%
Amgen, Inc. (a)	4,716,690	328,942
Celgene Corp. (a)	1,240,400	59,403
Cephalon, Inc. (a)(d)	2,275,335	149,581
Genentech, Inc. (a)	1,069,030	86,399
MannKind Corp. (a)(d)	851,904	15,581
Vertex Pharmaceuticals, Inc. (a)	2,480,620	83,150
		723,056
Health Care Equipment & Supplies - 0.6%
Advanced Medical Optics, Inc. (a)	892,726	43,967
C.R. Bard, Inc.	1,872,520	132,893
		176,860
Health Care Providers & Services - 3.2%
UnitedHealth Group, Inc.	19,216,162	919,109
Life Sciences Tools & Services - 0.4%
Illumina, Inc. (a)(e)	2,837,920	108,494
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - continued
Pharmaceuticals - 8.4%
Allergan, Inc.	3,119,620	$ 336,451
Elan Corp. PLC sponsored ADR (a)	9,173,325	140,719
Johnson & Johnson	21,565,200	1,348,903
Novartis AG sponsored ADR	3,544,350	199,263
Roche Holding AG (participation certificate)	955,160	169,975
Teva Pharmaceutical Industries Ltd. sponsored ADR	7,435,400	245,963
		2,441,274
TOTAL HEALTH CARE		4,368,793
INDUSTRIALS - 11.7%
Aerospace & Defense - 2.2%
Honeywell International, Inc.	16,580,738	641,675
Commercial Services & Supplies - 1.2%
Robert Half International, Inc. (e)	10,309,627	333,620
Industrial Conglomerates - 7.7%
General Electric Co. (d)	62,974,439	2,058,634
Smiths Group PLC	8,909,210	150,035
		2,208,669
Machinery - 0.6%
ITT Industries, Inc.	3,479,200	175,874
TOTAL INDUSTRIALS		3,359,838
INFORMATION TECHNOLOGY - 15.0%
Communications Equipment - 1.9%
CSR PLC (a)	3,559,557	75,471
Motorola, Inc.	12,929,421	294,274
Research In Motion Ltd. (a)	2,811,800	184,538
		554,283
Computers & Peripherals - 2.6%
Dell, Inc. (a)	22,088,774	478,885
EMC Corp. (a)	13,346,600	135,468
NCR Corp. (a)	3,827,300	123,009
		737,362
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Internet Software & Services - 5.3%
eBay, Inc. (a)	28,504,665	$ 686,107
Google, Inc. Class A (sub. vtg.) (a)	2,160,210	835,137
		1,521,244
IT Services - 0.7%
Infosys Technologies Ltd. sponsored ADR (d)	2,672,600	109,817
Satyam Computer Services Ltd. sponsored ADR	2,670,000	94,118
		203,935
Office Electronics - 0.4%
Zebra Technologies Corp. Class A (a)(e)	4,171,769	130,785
Semiconductors & Semiconductor Equipment - 3.6%
Applied Materials, Inc.	9,254,851	145,671
ARM Holdings PLC	68,288,426	148,296
Broadcom Corp. Class A (a)	9,432,848	226,294
KLA-Tencor Corp.	2,313,700	97,615
Linear Technology Corp.	6,414,900	207,522
Marvell Technology Group Ltd. (a)	1,510,200	28,014
Maxim Integrated Products, Inc.	6,674,142	196,086
		1,049,498
Software - 0.5%
Symantec Corp. (a)	8,275,800	143,751
TOTAL INFORMATION TECHNOLOGY		4,340,858
MATERIALS - 2.0%
Chemicals - 1.2%
Praxair, Inc.	6,419,390	352,039
Metals & Mining - 0.8%
Mittal Steel Co. NV Class A (NY Shares) (d)	6,843,900	234,130
TOTAL MATERIALS		586,169
TOTAL COMMON STOCKS (Cost $26,059,336)		28,773,403
Money Market Funds - 1.4%
	Shares	Value (Note 1) (000s)
Fidelity Cash Central Fund, 5.3% (b)	122,456,122	$ 122,456
Fidelity Securities Lending Cash Central Fund, 5.32% (b)(c)	288,186,150	288,186
TOTAL MONEY MARKET FUNDS (Cost $410,642)		410,642
Cash Equivalents - 0.4%
	Maturity Amount (000s)
Investments in repurchase agreements (Collateralized by U.S. Treasury Obligations, in a joint trading account at 5.25%, dated 7/31/06 due 8/1/06) (Cost $95,365)	$ 95,379	95,365
TOTAL INVESTMENT PORTFOLIO - 101.5% (Cost $26,565,343)		29,279,410
NET OTHER ASSETS - (1.5)%		(418,659)
NET ASSETS - 100%		$ 28,860,751
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $89,084,000 or 0.3% of net assets.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $152,668,000 or 0.5% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
KKR Private Equity Investors, L.P. Restricted Depositary Units	5/3/06 - 7/18/06	$ 152,207
Affiliated Central Funds
Information regarding fiscal year to date income earned by the fund from the affiliated Central funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 16,387
Fidelity Securities Lending Cash Central Fund	6,770
Total	$ 23,157
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Apollo Group, Inc. Class A	$ 140,628	$ 627,272	$ 163,485	$ -	$ 420,871
Clear Channel Outdoor Holding, Inc. Class A	-	44,865	-	-	50,100
Equity Lifestyle Properties, Inc.	64,607	-	60,094	32	-
Illumina, Inc.	-	60,947	-	-	108,494
RenaissanceRe Holdings Ltd.	-	140,794	-	1,845	188,143
Robert Half International, Inc.	41,898	329,121	-	1,638	333,620
SLM Corp.	1,373,570	24,501	1,438,843	5,933	-
Standard Pacific Corp.	-	91,033	-	-	83,097
Zebra Technologies Corp. Class A	-	229,819	62,795	-	130,785
Total	$ 1,620,703	$ 1,548,352	$ 1,725,217	$ 9,448	$ 1,315,110
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	84.7%
United Kingdom	3.8%
Switzerland	2.6%
Netherlands Antilles	1.8%
Cayman Islands	1.7%
Bermuda	1.2%
Others (individually less than 1%)	4.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	July 31, 2006
Assets
Investment in securities, at value (including securities loaned of $284,162 and repurchase agreements of $95,365) - See accompanying schedule: Unaffiliated issuers (cost $24,725,301)	$ 27,553,658
Affiliated Central Funds (cost $410,642)	410,642
Other affiliated issuers (cost $1,429,400)	1,315,110
Total Investments (cost $26,565,343)		$ 29,279,410
Cash		1
Receivable for investments sold		367,715
Receivable for fund shares sold		18,590
Dividends receivable		4,483
Interest receivable		315
Prepaid expenses		48
Other receivables		3,079
Total assets		29,673,641

Liabilities
Payable for investments purchased	$ 469,240
Payable for fund shares redeemed	37,117
Accrued management fee	11,154
Other affiliated payables	5,959
Other payables and accrued expenses	1,234
Collateral on securities loaned, at value	288,186
Total liabilities		812,890

Net Assets		$ 28,860,751
Net Assets consist of:
Paid in capital		$ 20,475,221
Distributions in excess of net investment income		(790)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		5,672,252
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		2,714,068
Net Assets, for 844,904 shares outstanding		$ 28,860,751
Net Asset Value, offering price and redemption price per share ($28,860,751 ÷ 844,904 shares)		$ 34.16

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended July 31, 2006
Investment Income
Dividends (including $9,448 received from other affiliated issuers)		$ 464,093
Interest		895
Income from affiliated Central Funds		23,157
Total income		488,145

Expenses
Management fee	$ 143,602
Transfer agent fees	62,412
Accounting and security lending fees	1,965
Independent trustees' compensation	126
Appreciation in deferred trustee compensation account	32
Custodian fees and expenses	527
Registration fees	84
Audit	239
Legal	309
Interest	119
Miscellaneous	1,305
Total expenses before reductions	210,720
Expense reductions	(9,706)	201,014
Net investment income (loss)		287,131
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	7,181,488
Other affiliated issuers	1,168,423
Foreign currency transactions	(324)
Futures contracts	43,534
Total net realized gain (loss)		8,393,121
Change in net unrealized appreciation (depreciation) on: Investment securities	(8,258,353)
Assets and liabilities in foreign currencies	1
Total change in net unrealized appreciation (depreciation)		(8,258,352)
Net gain (loss)		134,769
Net increase (decrease) in net assets resulting from operations		$ 421,900

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2006	Year ended July 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 287,131	$ 504,318
Net realized gain (loss)	8,393,121	1,192,005
Change in net unrealized appreciation (depreciation)	(8,258,352)	1,570,053
Net increase (decrease) in net assets resulting from operations	421,900	3,266,376
Distributions to shareholders from net investment income	(320,403)	(507,409)
Distributions to shareholders from net realized gain	(3,635,165)	(283,191)
Total distributions	(3,955,568)	(790,600)
Share transactions Proceeds from sales of shares	3,926,843	3,564,106
Reinvestment of distributions	3,859,564	768,803
Cost of shares redeemed	(7,181,012)	(4,795,421)
Net increase (decrease) in net assets resulting from share transactions	605,395	(462,512)
Total increase (decrease) in net assets	(2,928,273)	2,013,264

Net Assets
Beginning of period	31,789,024	29,775,760
End of period (including distributions in excess of net investment income of $790 and undistributed net investment income of $33,293, respectively)	$ 28,860,751	$ 31,789,024
Other Information Shares
Sold	109,956	95,778
Issued in reinvestment of distributions	108,570	20,723
Redeemed	(201,011)	(128,848)
Net increase (decrease)	17,515	(12,347)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended July 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 38.42	$ 35.46	$ 32.84	$ 31.61	$ 39.10
Income from Investment Operations
Net investment income (loss) B	.34	.60 C	.40	.40	.34
Net realized and unrealized gain (loss)	.18	3.31	2.63	1.20	(7.12)
Total from investment operations	.52	3.91	3.03	1.60	(6.78)
Distributions from net investment income	(.38)	(.61)	(.41)	(.37)	(.33)
Distributions from net realized gain	(4.40)	(.34)	-	-	(.38)
Total distributions	(4.78)	(.95)	(.41)	(.37)	(.71)
Net asset value, end of period	$ 34.16	$ 38.42	$ 35.46	$ 32.84	$ 31.61
Total Return A	1.22%	11.15%	9.24%	5.15%	(17.56)%
Ratios to Average Net Assets D
Expenses before reductions	.69%	.69%	.70%	.73%	.69%
Expenses net of fee waivers, if any	.69%	.69%	.70%	.73%	.69%
Expenses net of all reductions	.65%	.68%	.69%	.71%	.68%
Net investment income (loss)	.94%	1.63% C	1.13%	1.29%	.94%
Supplemental Data
Net assets, end of period (in millions)	$ 28,861	$ 31,789	$ 29,776	$ 28,263	$ 27,849
Portfolio turnover rate	120%	31%	30%	33%	36%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Investment income per share reflects a special dividend which amounted to $.13 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.27%.

D Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2006

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Growth & Income Portfolio (the Fund) is a fund of Fidelity Securities Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Foreign Currency - continued

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), Independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, deferred trustees compensation and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 4,188,096
Unrealized depreciation	(1,486,893)
Net unrealized appreciation (depreciation)	2,701,203
Undistributed ordinary income	73,568
Undistributed long-term capital gain	4,757,058
Cost for federal income tax purposes	$ 26,578,207

The tax character of distributions paid was as follows:

	July 31, 2006	July 31, 2005
Ordinary Income	$ 320,403	$ 507,409
Long-term Capital Gains	3,635,165	283,191
Total	$ 3,955,568	$ 790,600

New Accounting Pronouncement. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48) was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets and results of operations.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Futures Contracts. The Fund may use futures contracts to manage its exposure to the stock and bond markets and to fluctuations in interest rates and currency values. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument or hedge other fund investments. Upon entering into a futures contract, a fund is required to deposit with a clearing broker, no later than the following business day, an amount ("initial margin") equal to a certain percentage of the face value of the contract. The initial margin may be in the form of cash or securities and is transferred to a segregated account on settlement date. Subsequent payments ("variation margin") are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized gains or losses. Realized gains (losses) are recorded upon the expiration or closing of the futures contract. Securities deposited to meet margin requirements are identified in the Schedule of Investments. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contract's terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $36,300,079 and $39,092,417, respectively.

Annual Report

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and a group fee rate that averaged ..27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .47% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .20% of average net assets.

Accounting and Security Lending Fees. FSC maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Affiliated Central Funds. The Fund may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

The Money Market Central Funds do not pay a management fee.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $414 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Funds to borrow from, or lend money to, other participating affiliated funds. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 54,285	4.86%	$ 117

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

5. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounts to $89 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from affiliated central funds. Net income from lending portfolio securities during the period amounted to $6,770.

7. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $5,498. The weighted average interest rate was 3.75%.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $8,699 for the period. In addition,

Annual Report

8. Expense Reductions - continued

through arrangements with the Fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody and transfer agent expenses by $20 and $987, respectively.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Growth & Income Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Growth & Income Portfolio (a fund of Fidelity Securities Fund) at July 31, 2006, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Growth & Income Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Boston, Massachusetts
September12, 2006

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy and Albert R. Gamper, Jr., each of the Trustees oversees 345 funds advised by FMR or an affiliate. Mr. McCoy oversees 347 funds advised by FMR or an affiliate. Mr. Gamper oversees 292 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director (1999-present) of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Stephen P. Jonas (53)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of Growth & Income (2005-present). He also serves as Senior Vice President of other Fidelity funds (2005-present). Mr. Jonas is Executive Director of FMR (2005-present) and FMR Co., Inc. (2005-present). He also serves as a Director of Fidelity Investments Money Management, Inc. (2005-present) and FMR Corp. (2003-present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004-2005), Chief Administrative Officer (2002-2004), and Chief Financial Officer of FMR Corp. (1998-2002). In addition, he serves on the Boards of Boston Ballet (2003-present) and Simmons College (2003-present).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as a Director (2003-present) and Chief Operating Officer (2000-present) of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000-present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Mr. Gamper also serves as a Trustee (2006-present) or Member of the Advisory Board (2005-present) of other investment companies advised by FMR. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

Robert M. Gates (62)

Year of Election or Appointment: 1997

Dr. Gates is Chairman of the Independent Trustees (2006-present). Dr. Gates is President of Texas A&M University (2002-present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001-present), and Brinker International (restaurant management, 2003-present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001).

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display.

Marie L. Knowles (59)

Year of Election or Appointment:

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

William O. McCoy (72)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Duke Realty Corporation (real estate). He is also a partner of Franklin Street Partners (private investment management firm). In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves as Chairman of the Board of Directors of the University of North Carolina Health Care System. He also served as Vice President of Finance for the University of North Carolina (16-school system).

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Annual Report

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Keyes may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
James H. Keyes (65)

Year of Election or Appointment: 2006

Member of the Advisory Board of Fidelity Securities Fund. Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies, 1984-present), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions, 1998-present).

Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Securities Fund. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director (1999-present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as the Chairman of the Inner-City Scholarship Fund.

Philip L. Bullen (46)

Year of Election or Appointment: 2006

Vice President of Growth & Income. Mr. Bullen also serves as Vice President of certain Equity Funds (2006-present). Mr. Bullen is Senior Vice President of FMR (2001-present) and FMR Co., Inc. (2001-present). Previously, Mr. Bullen served as President and a Director of Fidelity Research & Analysis Company (2001-2005), President and a Director of Fidelity Management & Research (U.K.) Inc. (2002-2006), and a Director of Strategic Advisers, Inc. (2002-2005).

Dwight D. Churchill (52)

Year of Election or Appointment: 2005

Vice President of Growth & Income. Mr. Churchill also serves as Vice President of certain Equity Funds (2005-present). Mr. Churchill is Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Churchill served as Senior Vice President of Fidelity Investments Money Management, Inc. (2005-2006), Head of Fidelity's Fixed-Income Division (2000-2005), Vice President of Fidelity's Money Market Funds (2000-2005), Vice President of Fidelity's Bond Funds, and Senior Vice President of FMR.

Timothy M. Cohen (36)

Year of Election or Appointment: 2005

Vice President of Growth & Income. Prior to assuming his current responsibilities, Mr. Cohen worked as an analyst and portfolio manager. Mr. Cohen also serves as Vice President of FMR (2003) and FMR Co., Inc. (2003).

Eric D. Roiter (57)

Year of Election or Appointment: 1998

Secretary of Fidelity Growth & Income Portfolio. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (46)

Year of Election or Appointment: 2003

Assistant Secretary of Growth & Income. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

Christine Reynolds (47)

Year of Election or Appointment: 2004

President and Treasurer of Growth & Income. Ms. Reynolds also serves as President and Treasurer of other Fidelity funds (2004-present) and is a Vice President (2003-present) and an employee (2002-present) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Growth & Income. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of Growth & Income. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004

Chief Compliance Officer of Growth & Income. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of Growth & Income. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (42)

Year of Election or Appointment: 2004

Deputy Treasurer of Growth & Income. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (36)

Year of Election or Appointment: 2005

Deputy Treasurer of Growth & Income. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (39)

Year of Election or Appointment: 2005

Assistant Treasurer of Growth & Income. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (59)
Year of Election or Appointment: 1986 Assistant Treasurer of Growth & Income. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (52)
Year of Election or Appointment: 2004 Assistant Treasurer of Growth & Income. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (51)
Year of Election or Appointment: 2002 Assistant Treasurer of Growth & Income. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Gary W. Ryan (47)

Year of Election or Appointment: 2005

Assistant Treasurer of Growth & Income. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Growth & Income. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

The Board of Trustees of Fidelity Growth & Income Portfolio voted to pay on September 7, 2006, to shareholders of record at the opening of business on September 6, 2006, a distribution of $5.80 per share derived from capital gains realized from sales of portfolio securities.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2006, $7,454,123,000, or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.08% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2007 of amounts for use in preparing 2006 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on May 17, 2006. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees. A
	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	43,119,905,166.54	95.455
Withheld	2,053,001,967.67	4.545
TOTAL	45,172,907,134.21	100.000
Albert R. Gamper, Jr.
Affirmative	43,068,780,128.62	95.342
Withheld	2,104,127,005.59	4.658
TOTAL	45,172,907,134.21	100.000
Robert M. Gates
Affirmative	43,032,117,662.60	95.261
Withheld	2,140,789,471.61	4.739
TOTAL	45,172,907,134.21	100.000
George H. Heilmeier
Affirmative	43,023,368,882.30	95.242
Withheld	2,149,538,251.91	4.758
TOTAL	45,172,907,134.21	100.000
Edward C. Johnson 3d
Affirmative	42,881,915,819.70	94.928
Withheld	2,290,991,314.51	5.072
TOTAL	45,172,907,134.21	100.000
Stephen P. Jonas
Affirmative	43,081,912,066.37	95.371
Withheld	2,090,995,067.84	4.629
TOTAL	45,172,907,134.21	100.000
James H. KeyesB
Affirmative	43,049,050,093.79	95.298
Withheld	2,123,857,040.42	4.702
TOTAL	45,172,907,134.21	100.000
Marie L. Knowles
Affirmative	43,090,434,696.02	95.390
Withheld	2,082,472,438.19	4.610
TOTAL	45,172,907,134.21	100.000
	# of Votes	% of Votes
Ned C. Lautenbach
Affirmative	43,082,185,255.05	95.372
Withheld	2,090,721,879.16	4.628
TOTAL	45,172,907,134.21	100.000
William O. McCoy
Affirmative	42,960,162,066.32	95.102
Withheld	2,212,745,067.89	4.898
TOTAL	45,172,907,134.21	100.000
Robert L. Reynolds
Affirmative	43,087,560,419.66	95.384
Withheld	2,085,346,714.55	4.616
TOTAL	45,172,907,134.21	100.000
Cornelia M. Small
Affirmative	43,092,070,014.53	95.394
Withheld	2,080,837,119.68	4.606
TOTAL	45,172,907,134.21	100.000
William S. Stavropoulos
Affirmative	43,002,032,676.43	95.194
Withheld	2,170,874,457.78	4.806
TOTAL	45,172,907,134.21	100.000
Kenneth L. Wolfe
Affirmative	43,047,241,852.81	95.294
Withheld	2,125,665,281.40	4.706
TOTAL	45,172,907,134.21	100.000
A Denotes trust-wide proposal and voting results. B Effective on or about January 1, 2007.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Growth & Income Portfolio

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2006 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that, since the last Advisory Contract renewals in July 2005, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) voluntarily entering into contractual arrangements with certain brokers pursuant to which Fidelity pays for research products and services separately out of its own resources, rather than bundling with fund commissions; (iii) launching the Fidelity Advantage Class of its five Spartan stock index funds and three Spartan bond index funds, which is a lower-fee class available to shareholders with higher account balances; (iv) contractually agreeing to impose expense limitations on Fidelity U.S. Bond Index Fund and reducing the fund's initial investment minimum; and (v) offering shareholders of each of the Fidelity Institutional Money Market Funds the privilege of exchanging shares of the fund for shares of other Fidelity funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2005, the fund's cumulative total returns, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the fund.

Annual Report

Fidelity Growth & Income Portfolio

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of the fund was in the fourth quartile for the one- and three-year periods and the third quartile for the five-year period. The Board also stated that the relative investment performance of the fund was lower than its benchmark for all the periods shown. The Board discussed with FMR actions to be taken by FMR to improve the fund's disappointing performance. The Board also reviewed the fund's relative investment performance against a peer group defined by Morningstar. The Board will continue to closely monitor the performance of the fund in the coming year.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board noted with favor FMR's reorganization of its senior management team in 2005 and FMR's dedication of additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity Growth & Income Portfolio

Annual Report

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2005.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of the fund's total expenses, the Board considered the fund's management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expenses ranked below its competitive median for 2005.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the fund's total expenses were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information on several topics, including (i) Fidelity's fund profitability methodology and profitability trends within certain funds; (ii) portfolio manager compensation; (iii) the extent to which any economies of scale exist and are shared between the funds and Fidelity; (iv) the total expenses of certain funds and classes relative to competitors, including the extent to which the expenses of certain funds have been or could be capped; (v) fund performance trends; and (vi) Fidelity's fee structures, including use of performance fees.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Annual Report

Fidelity®

International Real Estate

Fund

Annual Report

July 31, 2006

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com/holdings.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Although many securities markets made gains in early 2006, inflation concerns led to mixed results through the year's mid-point. Financial markets are always unpredictable. There are, however, a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2006	Past 1 year	Life of FundA
Fidelity® International Real Estate Fund	27.85%	26.21%

A From September 8, 2004.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® International Real Estate Fund on September 8, 2004, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI® EAFE®) Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Matthew Lentz, Portfolio Manager of Fidelity® International Real Estate Fund

Foreign real estate securities performed exceptionally well during the year ending July 31, 2006. During that period, international real estate investment trusts (REITs), as measured by the EPRA/NAREIT Global Real Estate ex North America Index, returned 33.52%. That result easily outpaced the U.S. REIT market - as measured by the Dow Jones Wilshire Real Estate Securities IndexSM, which returned 17.33% during the period - as well as the performance of global equities in general. The broad international stock market, as measured by the Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index , gained 24.20%. Investors' continued demand for yield was a major driver of REIT performance. On a regional basis, the U.K. and Japanese markets - major index components - performed especially well for the year overall. However, Japan stumbled in the second half of the period after its central bank hinted at an increase in short-term interest rates. The prospect of the REIT structure becoming available in the United Kingdom and Germany was welcomed by investors.

The fund returned 27.85% during the past year, trailing its sector benchmark, the EPRA/NAREIT index, but outperforming the MSCI EAFE. The principal detractors from performance versus the sector index were stock selection in Japan and Hong Kong, as well as in the office sector. In addition, an overweighting in diversified REITs hurt, as did the fund's relatively large cash position. Our investments in Japanese property developers, such as Sumitomo Realty and Mitsubishi Estate, were among the top detractors partly because the fund was underweighted in these stocks during the first half of the period when they registered their biggest gains. Japanese condominium developer Joint Corporation and Italian developer Pirelli & Company Real Estate also disappointed. Other notable detractors were Australia's CFS Retail Property Trust and China Overseas Land & Investment, the latter of which we underweighted. Conversely, performance benefited from stock selection in the U.K., as well as in retail- and industrial-related securities. Underweighting the lagging Australian market contributed as well, while favorable currency movements helped bolster the fund's absolute return. Although many Japanese-developer stocks underperformed the index during the period's second half, one of these companies - Mitsui Fudosan - was among our biggest contributors, based on its strength during the first half of the year. Overweighting British Land Company and Australia's Macquarie Goodman also contributed, as did underweighting Tokyu Land Corporation. A number of stocks I've mentioned were sold prior to the period's end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2006 to July 31, 2006).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value February 1, 2006	Ending Account Value July 31, 2006	Expenses Paid During Period* February 1, 2006 to July 31, 2006
Actual	$ 1,000.00	$ 1,073.80	$ 5.76
Hypothetical (5% return per year before expenses)	$ 1,000.00	$ 1,019.24	$ 5.61

* Expenses are equal to the Fund's annualized expense ratio of 1.12%; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes

Top Ten Stocks as of July 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Mitsubishi Estate Co. Ltd.	10.2	6.5
British Land Co. PLC	10.1	3.3
Unibail (Reg.)	8.3	1.8
Tokyu Land Corp.	7.0	0.0
Kerry Properties Ltd.	4.7	1.5
Derwent Valley Holdings PLC	4.3	1.5
Hong Kong Land Holdings Ltd.	4.1	1.9
The GPT Group unit	4.1	0.0
Stockland unit	3.8	2.2
CapitaLand Ltd.	3.5	2.1
	60.1
Top Five Countries as of July 31, 2006
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Japan	23.0	21.2
Australia	16.1	15.8
Hong Kong	15.9	10.8
United Kingdom	15.4	20.2
France	10.3	3.8
Percentages are adjusted for the effect of open futures contracts, if applicable.
Top Five REIT Sectors as of July 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
REITs - Management/Investment	24.4	24.3
REITs - Shopping Centers	3.0	0.9
REITs - Apartments	2.3	0.2
REITs - Office Buildings	2.0	2.8
REITs - Industrial Buildings	1.6	1.3
Asset Allocation (% of fund's net assets)
As of July 31, 2006*		As of January 31, 2006**
	Stocks and Investment Companies 95.5%		Stocks 85.7%
	Short-Term Investments and Net Other Assets 4.5%		Short-Term Investments and Net Other Assets 14.3%
* Foreign investments	95.5%	** Foreign investments	85.7%

Annual Report

Investments July 31, 2006

Showing Percentage of Net Assets

Common Stocks - 94.5%
	Shares	Value (Note 1)
Australia - 15.1%
Aspen Group Ltd.	3,724,100	$ 4,280,387
Charter Hall Group unit (a)	6,613,198	7,119,645
FKP Property Group unit	2,205,600	8,500,906
Macquarie Goodman Group unit	2,784,340	12,736,998
Stockland unit	3,224,200	16,898,516
The GPT Group unit	5,267,830	18,244,866
TOTAL AUSTRALIA		67,781,318
Austria - 3.0%
Immoeast Immobilien Anlagen AG (a)	1,165,300	13,351,809
Brazil - 0.4%
Gafisa SA (a)	82,500	834,862
Rossi Residencial SA	137,900	1,074,669
TOTAL BRAZIL		1,909,531
France - 10.3%
Societe de la Tour Eiffel	71,700	9,158,599
Unibail (Reg.)	199,900	37,101,231
TOTAL FRANCE		46,259,830
Greece - 1.1%
Babis Vovos International Technical SA	197,530	4,667,827
Hong Kong - 15.9%
Hong Kong Land Holdings Ltd.	4,737,900	18,477,810
Hopson Development Holdings Ltd.	2,126,000	4,104,194
Kerry Properties Ltd.	6,299,000	20,753,195
Link (REIT)	6,453,500	13,554,667
New World Development Co. Ltd.	8,231,000	14,088,918
TOTAL HONG KONG		70,978,784
Italy - 2.1%
Risanamento Spa	1,204,000	9,264,487
Japan - 23.0%
Japan Excellent, Inc.	2,000	10,292,194
Japan Logistics Fund, Inc.	982	7,263,288
Mitsubishi Estate Co. Ltd.	2,201,000	45,594,200
NTT Urban Development Co.	1,126	8,485,512
Tokyu Land Corp.	4,101,000	31,441,596
TOTAL JAPAN		103,076,790
Korea (South) - 0.0%
Macquarie Central Office Corporate Restructuring REIT	11,070	76,493
Common Stocks - continued
	Shares	Value (Note 1)
Netherlands - 2.9%
VastNed Offices/Industrial NV	364,011	$ 12,995,896
Singapore - 3.5%
CapitaLand Ltd.	6,104,900	15,853,368
Thailand - 1.8%
Ticon Industrial Connection PCL (For. Reg.)	17,138,900	8,148,447
United Kingdom - 15.4%
British Land Co. PLC	1,773,300	45,283,420
Derwent Valley Holdings PLC	611,300	19,264,510
Helical Bar PLC	591,200	4,428,609
TOTAL UNITED KINGDOM		68,976,539
TOTAL COMMON STOCKS (Cost $384,350,793)		423,341,119
Investment Companies - 1.0%

Australia - 1.0%
Tishman Speyer Office Fund (Cost $4,260,002)	2,537,800	4,316,988
Money Market Funds - 3.2%

Fidelity Cash Central Fund, 5.3% (b) (Cost $14,277,277)	14,277,277	14,277,277
TOTAL INVESTMENT PORTFOLIO - 98.7% (Cost $402,888,072)		441,935,384
NET OTHER ASSETS - 1.3%		5,918,445
NET ASSETS - 100%		$ 447,853,829
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the fund from the affiliated Central funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 735,638
Fidelity Securities Lending Cash Central Fund	79,223
Total	$ 814,861

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2006

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $388,610,795)	$ 427,658,107
Affiliated Central Funds (cost $14,277,277)	14,277,277
Total Investments (cost $402,888,072)		$ 441,935,384
Foreign currency held at value (cost $111,876)		112,504
Receivable for investments sold		16,148,973
Receivable for fund shares sold		2,049,002
Dividends receivable		1,825,973
Interest receivable		52,012
Prepaid expenses		268
Other receivables		416,261
Total assets		462,540,377

Liabilities
Payable for investments purchased	$ 13,857,355
Payable for fund shares redeemed	366,482
Accrued management fee	256,483
Other affiliated payables	102,099
Other payables and accrued expenses	104,129
Total liabilities		14,686,548

Net Assets		$ 447,853,829
Net Assets consist of:
Paid in capital		$ 389,974,412
Undistributed net investment income		5,544,851
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		13,237,245
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		39,097,321
Net Assets, for 30,488,230 shares outstanding		$ 447,853,829
Net Asset Value, offering price and redemption price per share ($447,853,829 ÷ 30,488,230 shares)		$ 14.69

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended July 31, 2006

Investment Income
Dividends		$ 8,831,394
Interest		8,386
Income from affiliated Central Funds		814,861
		9,654,641
Less foreign taxes withheld		(840,021)
Total income		8,814,620

Expenses
Management fee	$ 2,017,405
Transfer agent fees	663,844
Accounting and security lending fees	141,384
Independent trustees' compensation	1,029
Custodian fees and expenses	160,762
Registration fees	62,797
Audit	63,353
Legal	4,743
Interest	3,472
Miscellaneous	18,275
Total expenses before reductions	3,137,064
Expense reductions	(587,835)	2,549,229
Net investment income (loss)		6,265,391
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	18,760,414
Foreign currency transactions	(367,607)
Total net realized gain (loss)		18,392,807
Change in net unrealized appreciation (depreciation) on: Investment securities	28,553,544
Assets and liabilities in foreign currencies	65,179
Total change in net unrealized appreciation (depreciation)		28,618,723
Net gain (loss)		47,011,530
Net increase (decrease) in net assets resulting from operations		$ 53,276,921

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended July 31, 2006	For the period September 8, 2004 (commencement of operations) to July 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 6,265,391	$ 2,301,593
Net realized gain (loss)	18,392,807	1,208,383
Change in net unrealized appreciation (depreciation)	28,618,723	10,478,598
Net increase (decrease) in net assets resulting from operations	53,276,921	13,988,574
Distributions to shareholders from net investment income	(3,273,462)	(284,922)
Distributions to shareholders from net realized gain	(5,444,196)	(284,922)
Total distributions	(8,717,658)	(569,844)
Share transactions Proceeds from sales of shares	327,866,574	198,883,069
Reinvestment of distributions	7,986,974	534,380
Cost of shares redeemed	(93,822,712)	(51,974,181)
Net increase (decrease) in net assets resulting from share transactions	242,030,836	147,443,268
Redemption fees	283,977	117,755
Total increase (decrease) in net assets	286,874,076	160,979,753

Net Assets
Beginning of period	160,979,753	-
End of period (including undistributed net investment income of $5,544,851 and undistributed net investment income of $2,726,894, respectively)	$ 447,853,829	$ 160,979,753
Other Information Shares
Sold	23,490,365	17,760,569
Issued in reinvestment of distributions	646,412	46,067
Redeemed	(6,968,124)	(4,487,059)
Net increase (decrease)	17,168,653	13,319,577

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended July 31,	2006	2005 E
Selected Per-Share Data
Net asset value, beginning of period	$ 12.09	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.30	.23
Net realized and unrealized gain (loss)	2.93	1.91
Total from investment operations	3.23	2.14
Distributions from net investment income	(.24)	(.03)
Distributions from net realized gain	(.40)	(.03)
Total distributions	(.64)	(.06)
Redemption fees added to paid in capital D	.01	.01
Net asset value, end of period	$ 14.69	$ 12.09
Total Return B, C	27.85%	21.53%
Ratios to Average Net Assets F
Expenses before reductions	1.12%	1.29% A
Expenses net of fee waivers, if any	1.12%	1.29% A
Expenses net of all reductions	.91%	1.27% A
Net investment income (loss)	2.23%	2.21% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 447,854	$ 160,980
Portfolio turnover rate	234%	36% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period September 8, 2004 (commencement of operations) to July 31, 2005.

F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2006

1. Significant Accounting Policies.

Fidelity International Real Estate Fund (the Fund) is a non-diversified fund of Fidelity Securities Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund may invest in affiliated money market central funds (Money Market Central Funds), which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions passive foreign investment companies (PFIC) and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 31,289,540
Unrealized depreciation	(5,348,991)
Net unrealized appreciation (depreciation)	25,940,549
Undistributed ordinary income	21,511,851
Undistributed long-term capital gain	8,066,694

Cost for federal income tax purposes	$ 415,994,835

The tax character of distributions paid was as follows:

	July 31, 2006	July 31, 2005
Ordinary Income	$ 8,431,124	$ 569,844
Long-term Capital Gains	286,534	-
Total	$ 8,717,658	$ 569,844

New Accounting Pronouncement. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48) was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets and results of operations.

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

Annual Report

Notes to Financial Statements - continued

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $846,990,536 and $624,489,784, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged ..27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .72% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .24% of average net assets.

Accounting and Security Lending Fees. FSC maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Affiliated Central Funds. The Fund may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

The Money Market Central Funds do not pay a management fee.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $19 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 12,187,500	5.13%	$ 3,472

5. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounts to $563 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to

Annual Report

Notes to Financial Statements - continued

6. Security Lending - continued

the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from affiliated central funds. Net income from lending portfolio securities during the period amounted to $79,223.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $587,835 for the period.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity International Real Estate Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity International Real Estate Fund (a fund of Fidelity Securities Fund) at July 31, 2006, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity International Real Estate Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 12, 2006

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy and Albert R. Gamper, Jr., each of the Trustees oversees 345 funds advised by FMR or an affiliate. Mr. McCoy oversees 347 funds advised by FMR or an affiliate. Mr. Gamper oversees 292 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director (1999-present) of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Stephen P. Jonas (53)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of International Real Estate (2005-present). He also serves as Senior Vice President of other Fidelity funds (2005-present). Mr. Jonas is Executive Director of FMR (2005-present) and FMR Co., Inc. (2005-present). He also serves as a Director of Fidelity Investments Money Management, Inc. (2005-present) and FMR Corp. (2003-present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004-2005), Chief Administrative Officer (2002-2004), and Chief Financial Officer of FMR Corp. (1998-2002). In addition, he serves on the Boards of Boston Ballet (2003-present) and Simmons College (2003-present).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as a Director (2003-present) and Chief Operating Officer (2000-present) of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000-present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Mr. Gamper also serves as a Trustee (2006-present) or Member of the Advisory Board (2005-present) of other investment companies advised by FMR. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

Robert M. Gates (62)

Year of Election or Appointment: 1997

Dr. Gates is Chairman of the Independent Trustees (2006-present). Dr. Gates is President of Texas A&M University (2002-present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001-present), and Brinker International (restaurant management, 2003-present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001).

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display.

Marie L. Knowles (59)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

William O. McCoy (72)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Duke Realty Corporation (real estate). He is also a partner of Franklin Street Partners (private investment management firm). In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves as Chairman of the Board of Directors of the University of North Carolina Health Care System. He also served as Vice President of Finance for the University of North Carolina (16-school system).

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Annual Report

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Keyes may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
James H. Keyes (65)

Year of Election or Appointment: 2006

Member of the Advisory Board of Fidelity Securities Fund. Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies, 1984-present), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions, 1998-present).

Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Securities Fund. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director (1999-present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as the Chairman of the Inner-City Scholarship Fund.

Dwight D. Churchill (52)

Year of Election or Appointment: 2005

Vice President of International Real Estate. Mr. Churchill also serves as Vice President of certain Equity Funds (2005-present). Mr. Churchill is Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Churchill served as Senior Vice President of Fidelity Investments Money Management, Inc. (2005-2006), Head of Fidelity's Fixed-Income Division (2000-2005), Vice President of Fidelity's Money Market Funds (2000-2005), Vice President of Fidelity's Bond Funds, and Senior Vice President of FMR.

Matthew Lentz (32)
Year of Election or Appointment: 2006 Vice President of International Real Estate. Prior to assuming his current responsibilities, Mr. Lentz has worked as a research analyst and portfolio manager.
Eric D. Roiter (57)

Year of Election or Appointment: 2004

Secretary of International Real Estate. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (46)

Year of Election or Appointment: 2004

Assistant Secretary of International Real Estate. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

Christine Reynolds (47)

Year of Election or Appointment: 2004

President and Treasurer of International Real Estate. Ms. Reynolds also serves as President and Treasurer of other Fidelity funds (2004-present) and is a Vice President (2003-present) and an employee (2002-present) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of International Real Estate. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of International Real Estate. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004

Chief Compliance Officer of International Real Estate. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of International Real Estate. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (42)

Year of Election or Appointment: 2004

Deputy Treasurer of International Real Estate. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (36)

Year of Election or Appointment: 2005

Deputy Treasurer of International Real Estate. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (39)

Year of Election or Appointment: 2005

Assistant Treasurer of International Real Estate. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (59)
Year of Election or Appointment: 2004 Assistant Treasurer of International Real Estate. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (52)
Year of Election or Appointment: 2004 Assistant Treasurer of International Real Estate. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (51)
Year of Election or Appointment: 2004 Assistant Treasurer of International Real Estate. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Gary W. Ryan (47)

Year of Election or Appointment: 2005

Assistant Treasurer of International Real Estate. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (40)

Year of Election or Appointment: 2005

Assistant Treasurer of International Real Estate. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

The Board of Trustees of Fidelity International Real Estate Fund voted to pay on September 11, 2006, to shareholders of record at the opening of business on September 8, 2006, a distribution of $0.71 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.16 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2006, $8,353,228, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 22% and 18% of the dividends distributed in September and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

Pay Date	Income	Taxes
9/12/05	$0.203	0.0267
12/19/05	$0.074	0.0092

The fund will notify shareholders in January 2007 of amounts for use in preparing 20006 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the funds' shareholders was held on May 17, 2006. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees. A
	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	43,119,905,166.54	95.455
Withheld	2,053,001,967.67	4.545
TOTAL	45,172,907,134.21	100.000
Albert R. Gamper, Jr.
Affirmative	43,068,780,128.62	95.342
Withheld	2,104,127,005.59	4.658
TOTAL	45,172,907,134.21	100.000
Robert M. Gates
Affirmative	43,032,117,662.60	95.261
Withheld	2,140,789,471.61	4.739
TOTAL	45,172,907,134.21	100.000
George H. Heilmeier
Affirmative	43,023,368,882.30	95.242
Withheld	2,149,538,251.91	4.758
TOTAL	45,172,907,134.21	100.000
Edward C. Johnson 3d
Affirmative	42,881,915,819.70	94.928
Withheld	2,290,991,314.51	5.072
TOTAL	45,172,907,134.21	100.000
Stephen P. Jonas
Affirmative	43,081,912,066.37	95.371
Withheld	2,090,995,067.84	4.629
TOTAL	45,172,907,134.21	100.000
James H. KeyesB
Affirmative	43,049,050,093.79	95.298
Withheld	2,123,857,040.42	4.702
TOTAL	45,172,907,134.21	100.000
Marie L. Knowles
Affirmative	43,090,434,696.02	95.390
Withheld	2,082,472,438.19	4.610
TOTAL	45,172,907,134.21	100.000
	# of Votes	% of Votes
Ned C. Lautenbach
Affirmative	43,082,185,255.05	95.372
Withheld	2,090,721,879.16	4.628
TOTAL	45,172,907,134.21	100.000
William O. McCoy
Affirmative	42,960,162,066.32	95.102
Withheld	2,212,745,067.89	4.898
TOTAL	45,172,907,134.21	100.000
Robert L. Reynolds
Affirmative	43,087,560,419.66	95.384
Withheld	2,085,346,714.55	4.616
TOTAL	45,172,907,134.21	100.000
Cornelia M. Small
Affirmative	43,092,070,014.53	95.394
Withheld	2,080,837,119.68	4.606
TOTAL	45,172,907,134.21	100.000
William S. Stavropoulos
Affirmative	43,002,032,676.43	95.194
Withheld	2,170,874,457.78	4.806
TOTAL	45,172,907,134.21	100.000
Kenneth L. Wolfe
Affirmative	43,047,241,852.81	95.294
Withheld	2,125,665,281.40	4.706
TOTAL	45,172,907,134.21	100.000
A Denotes trust-wide proposal and voting results. B Effective on or about January 1, 2007.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Real Estate Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2006 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that, since the last Advisory Contract renewals in July 2005, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) voluntarily entering into contractual arrangements with certain brokers pursuant to which Fidelity pays for research products and services separately out of its own resources, rather than bundling with fund commissions; (iii) launching the Fidelity Advantage Class of its five Spartan stock index funds and three Spartan bond index funds, which is a lower-fee class available to shareholders with higher account balances; (iv) contractually agreeing to impose expense limitations on Fidelity U.S. Bond Index Fund and reducing the fund's initial investment minimum; and (v) offering shareholders of each of the Fidelity Institutional Money Market Funds the privilege of exchanging shares of the fund for shares of other Fidelity funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds. Because the fund had been in existence less than three calendar years, the following chart considered by the Board shows, for the one-year period ended December 31, 2005, the fund's total return, the total return of a broad-based securities market index ("benchmark"), and a range of total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The box within the chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below the chart corresponds to the percentile box and represents the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the fund.

Annual Report

Fidelity International Real Estate Fund

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of the fund was in the first quartile for the period shown. The Board noted that FMR does not consider that Lipper peer group to be a meaningful comparison for the fund, however, because the peer group mainly comprises funds that invest in U.S. real estate securities, while the fund invests primarily in non-U.S. real estate securities. The Board also stated that the relative investment performance of the fund was lower than its benchmark for the period shown. The Board stated that it is difficult to evaluate in any comprehensive fashion the performance of the fund, in light of its relatively recent launch.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board noted with favor FMR's reorganization of its senior management team in 2005 and FMR's dedication of additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 41% means that 59% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity International Real Estate Fund

Annual Report

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2005.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of the fund's total expenses, the Board considered the fund's management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expenses ranked above its competitive median for 2005. The Board considered that, despite the fund's international focus, Lipper categorizes the fund in the real estate objective, rather than in an international objective. If the fund were compared to a mapped group that comprises funds that have an international focus, the fund would be below median.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the fund's total expenses were reasonable, although above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Annual Report

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information on several topics, including (i) Fidelity's fund profitability methodology and profitability trends within certain funds; (ii) portfolio manager compensation; (iii) the extent to which any economies of scale exist and are shared between the funds and Fidelity; (iv) the total expenses of certain funds and classes relative to competitors, including the extent to which the expenses of certain funds have been or could be capped; (v) fund performance trends; and (vi) Fidelity's fee structures, including use of performance fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)

Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

15445 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

10100 Santa Monica Blvd.
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

123 South Lake Avenue
Pasadena, CA

16995 Bernardo Ctr. Drive
Rancho Bernardo, CA

1220 Roseville Parkway
Roseville, CA

1740 Arden Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

11943 El Camino Real
San Diego, CA

8 Montgomery Street
San Francisco, CA

3793 State Street
Santa Barbara, CA

1200 Wilshire Boulevard
Santa Monica, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

Colorado

1625 Broadway
Denver, CO

9185 Westview Road
Lone Tree, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

400 Delaware Avenue
Wilmington, DE

Florida

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

4671 Town Center Parkway
Jacksonville, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

3501 PGA Boulevard
Palm Beach Gardens, FL

3550 Tamiami Trail, South
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

2465 State Road 7
Wellington, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

875 North Michigan Ave.
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1572 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7315 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

238 Main Street
Cambridge, MA

405 Cochituate Road
Framingham, MA

416 Belmont Street
Worcester, MA

Annual Report

Michigan

500 E. Eisenhower Pkwy.
Ann Arbor, MI

280 Old N. Woodward Ave.
Birmingham, MI

43420 Grand River Avenue
Novi, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

1524 South Lindbergh Blvd.
St. Louis, MO

Nevada

2225 Village Walk Drive
Henderson, NV

New Jersey

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

396 Route 17, North
Paramus, NJ

3518 Route 1 North
Princeton, NJ

530 Broad Street
Shrewsbury, NJ

New York

1055 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

980 Madison Avenue
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

200 Fifth Avenue
New York, NY

733 Third Avenue
New York, NY

11 Penn Plaza
New York, NY

2070 Broadway
New York, NY

1075 Northern Blvd.
Roslyn, NY

799 Central Park Avenue
Scarsdale, NY

North Carolina

4611 Sharon Road
Charlotte, NC

7011 Fayetteville Road
Durham, NC

Ohio

3805 Edwards Road
Cincinnati, OH

1324 Polaris Parkway
Columbus, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

7493 SW Bridgeport Road
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

47 Providence Place
Providence, RI

Tennessee

6150 Poplar Avenue
Memphis, TN

Texas

10000 Research Boulevard
Austin, TX

4001 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

6560 Fannin Street
Houston, TX

6500 N. MacArthur Blvd.
Irving, TX

6005 West Park Boulevard
Plano, TX

14100 San Pedro
San Antonio, TX

1576 East Southlake Blvd.
Southlake, TX

19740 IH 45 North
Spring, TX

Utah

279 West South Temple
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

411 108th Avenue, N.E.
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Research & Analysis Company
(formerly Fidelity Management &
Research (Far East) Inc.)

Fidelity Management & Research
(U.K.) Inc.

Fidelity Investments Japan Limited

Fidelity International Investment
Advisers

Fidelity International Investment
Advisers (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

Mellon Bank, N.A.

Pittsburgh, PA

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

IRE-UANN-0906
1.801327.101

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

Fidelity®

Leveraged Company Stock

Fund

Annual Report

July 31, 2006

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the last six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com/holdings.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Although many securities markets made gains in early 2006, inflation concerns led to mixed results through the year's mid-point. Financial markets are always unpredictable. There are, however, a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2006	Past 1 year	Past 5 years	Life of fundA
Fidelity® Leveraged Company Stock Fund	12.80%	24.29%	22.75%

A From December 19, 2000

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity ® Leveraged Company Stock Fund on December 19, 2000, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor'sSM 500 Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Thomas Soviero, Portfolio Manager of Fidelity® Leveraged Company Stock Fund

As measured by the Dow Jones Wilshire 5000 Composite IndexSM - the broadest measure of U.S. equity market performance - stocks did well for most of the 12-month period ending July 31, 2006, before faltering. For the one-year time frame as a whole, the Dow Jones Wilshire benchmark rose 5.43%. That was nearly identical to the 5.38% gain of the Standard & Poor's 500SM Index, a broad market proxy that's a reflection of larger-cap stocks. Stocks were resilient early on, bouncing back quickly after Hurricanes Katrina and Rita caused energy prices to spike to record-high levels. Buoyed by strong corporate earnings and solid economic growth, the S&P 500® ran off six consecutive months of positive returns from November through April. However, stocks pulled back for most of the remainder of the period. A slowdown in economic expansion and consumer spending, reaccelerating energy prices and continued interest rate hikes by the Federal Reserve Board cooled equity performance. Among other widely quoted market yardsticks, the Dow Jones Industrial AverageSM returned 7.59%, while the NASDAQ Composite® Index dropped 3.47%.

For the 12 months ending July 31, 2006, Fidelity Leveraged Company Stock Fund returned 12.80%, outperforming the S&P 500 and the 3.11% return of the Credit Suisse First Boston Leveraged Equity Index. A sizable overweighting of the strong performing energy sector was the main contributor to the fund's outperformance of the S&P 500, along with positive stock selection in telecommunication services and technology - particularly within semiconductors and semiconductor equipment. A significant underweighting of diversified financials and unfruitful security selection in materials held back performance. Stocks that helped relative returns included telecom firm Qwest Communications; oil and gas refining firm Valero Energy; out-of-benchmark holdings in semiconductor manufacturer Atmel; oil and gas refiner and marketer Frontier Oil; Norway-based oil and gas equipment and services firm Petroleum Geo-Services; independent oil and gas producer Range Resources; and envelope manufacturer and printer Cenveo. Detractors included chemical company Chemtura, funeral home operator Service Corporation International and Teekay Shipping, none of which were part of the S&P 500.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2006 to July 31, 2006).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value February 1, 2006	Ending Account Value July 31, 2006	Expenses Paid During Period* February 1, 2006 to July 31, 2006
Actual	$ 1,000.00	$ 1,009.30	$ 4.28
Hypothetical (5% return per year before expenses)	$ 1,000.00	$ 1,020.53	$ 4.31

* Expenses are equal to the Fund's annualized expense ratio of .86%; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes

Top Ten Stocks as of July 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Teekay Shipping Corp.	3.4	3.3
AES Corp.	3.2	4.0
Forest Oil Corp.	2.9	4.9
General Maritime Corp.	2.8	3.2
Service Corp. International (SCI)	2.8	3.4
OMI Corp.	2.7	2.3
ON Semiconductor Corp.	2.7	3.1
Range Resources Corp.	2.3	2.7
Qwest Communications International, Inc.	2.1	2.1
Atmel Corp.	2.1	1.6
	27.0
Top Five Market Sectors as of July 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Energy	37.6	34.4
Information Technology	17.7	14.0
Materials	10.2	12.9
Industrials	8.8	8.2
Consumer Discretionary	7.8	9.1
Asset Allocation (% of fund's net assets)
As of July 31, 2006 *		As of January 31, 2006 **
	Stocks 97.9%		Stocks 98.0%
	Bonds 0.7%		Bonds 0.7%
	Convertible Securities 0.3%		Convertible Securities 0.4%
	Short-Term Investments and Net Other Assets 1.1%		Short-Term Investments and Net Other Assets 0.9%
* Foreign investments	18.9%	** Foreign investments	17.1%

Annual Report

Investments July 31, 2006

Showing Percentage of Net Assets

Common Stocks - 97.8%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 7.3%
Auto Components - 0.4%
TRW Automotive Holdings Corp. (a)	618,100	$ 16,009
Diversified Consumer Services - 2.9%
Carriage Services, Inc. Class A	266,200	1,118
Service Corp. International (SCI) (g)	15,698,600	117,896
		119,014
Hotels, Restaurants & Leisure - 1.8%
Bally Technologies, Inc. (a)(f)	1,152,360	18,968
Centerplate, Inc. unit	363,005	5,162
Friendly Ice Cream Corp. (a)(g)	423,400	3,260
Pinnacle Entertainment, Inc. (a)	493,200	13,528
Six Flags, Inc. (f)	3,295,400	17,400
Station Casinos, Inc.	332,100	18,219
		76,537
Media - 1.9%
Cablevision Systems Corp. - NY Group Class A	242,900	5,405
Charter Communications, Inc. Class A (a)	13,115,971	17,313
Gray Television, Inc.	622,300	4,182
Liberty Global, Inc.:
Class A	33,815	739
Class C	33,815	716
Nexstar Broadcasting Group, Inc. Class A (a)	510,500	2,093
NTL, Inc.	781,380	17,855
The DIRECTV Group, Inc. (a)	619,645	10,565
The Reader's Digest Association, Inc. (non-vtg.)	752,900	10,285
Triple Crown Media, Inc. (a)	62,230	480
Valassis Communications, Inc. (a)	394,400	8,097
		77,730
Specialty Retail - 0.3%
Gamestop Corp. Class A (a)(f)	326,000	13,565
TOTAL CONSUMER DISCRETIONARY		302,855
CONSUMER STAPLES - 2.5%
Food & Staples Retailing - 1.3%
Koninklijke Ahold NV sponsored ADR (a)	2,756,800	24,618
Kroger Co.	339,300	7,780
Pathmark Stores, Inc. (a)	1,297,047	11,116
Safeway, Inc.	296,800	8,334
		51,848
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER STAPLES - continued
Food Products - 1.2%
Corn Products International, Inc.	744,019	$ 24,746
Kellogg Co.	84,900	4,090
Smithfield Foods, Inc. (a)	711,700	20,248
		49,084
Personal Products - 0.0%
Revlon, Inc. Class A (sub. vtg.) (a)	1,853,658	1,742
TOTAL CONSUMER STAPLES		102,674
ENERGY - 37.6%
Energy Equipment & Services - 7.2%
Basic Energy Services, Inc.	249,300	6,731
Grant Prideco, Inc. (a)	506,300	23,042
Grey Wolf, Inc. (a)	8,326,600	63,782
Hanover Compressor Co. (a)(f)	451,500	8,579
Hercules Offshore, Inc.	33,400	1,194
Nabors Industries Ltd. (a)	808,800	28,567
Noble Corp.	137,000	9,830
Petrojarl ASA sponsored ADR	748,259	4,639
Petroleum Geo-Services ASA sponsored ADR (a)(f)	748,259	41,207
Pride International, Inc. (a)	646,100	19,299
Rowan Companies, Inc.	321,100	10,876
Universal Compression Holdings, Inc. (a)	1,295,500	82,523
		300,269
Oil, Gas & Consumable Fuels - 30.4%
Alpha Natural Resources, Inc. (a)	3,149,140	50,922
Chesapeake Energy Corp.	2,434,100	80,082
Comstock Resources, Inc. (a)	311,800	9,173
ConocoPhillips	201,631	13,840
El Paso Corp.	4,557,712	72,923
Forest Oil Corp. (a)(g)	3,610,100	120,974
Frontier Oil Corp.	1,583,600	55,822
Frontline Ltd. (f)	185,300	7,256
Frontline Ltd. (NY Shares) (f)	1,136,800	44,278
General Maritime Corp. (g)	3,249,200	117,946
Houston Exploration Co. (a)	89,200	5,696
Mariner Energy, Inc. (a)	2,921,653	52,619
Massey Energy Co.	586,700	15,677
Nexen, Inc.	831,600	48,650
Common Stocks - continued
	Shares	Value (Note 1) (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
OMI Corp. (g)	5,100,900	$ 112,526
Overseas Shipholding Group, Inc.	975,400	62,806
Petrohawk Energy Corp. (a)(f)	2,719,148	31,868
Plains Exploration & Production Co. (a)	299,100	13,148
Pogo Producing Co.	404,600	17,912
Range Resources Corp.	3,489,300	98,084
Ship Finance International Ltd.:
(Norway)	33,245	627
(NY Shares)	496,052	9,643
Teekay Shipping Corp.	3,258,300	139,973
Valero Energy Corp.	964,600	65,043
Williams Companies, Inc.	953,000	23,110
		1,270,598
TOTAL ENERGY		1,570,867
FINANCIALS - 0.7%
Capital Markets - 0.2%
Merrill Lynch & Co., Inc.	126,000	9,175
Insurance - 0.3%
American Financial Group, Inc., Ohio	333,700	14,052
Thrifts & Mortgage Finance - 0.2%
Capital Crossing Bank (a)(g)	258,800	6,897
TOTAL FINANCIALS		30,124
HEALTH CARE - 2.9%
Biotechnology - 0.0%
Lexicon Genetics, Inc. (a)	392,187	1,730
Health Care Equipment & Supplies - 0.7%
Baxter International, Inc.	430,100	18,064
Beckman Coulter, Inc.	159,200	9,114
		27,178
Health Care Providers & Services - 2.2%
DaVita, Inc. (a)	1,439,200	71,989
Emergency Medical Services Corp. Class A	258,600	3,083
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - continued
Health Care Providers & Services - continued
Rural/Metro Corp. (a)	834,200	$ 5,814
Tenet Healthcare Corp. (a)(f)	2,043,452	12,097
		92,983
TOTAL HEALTH CARE		121,891
INDUSTRIALS - 8.6%
Air Freight & Logistics - 0.1%
Park-Ohio Holdings Corp. (a)	179,465	3,004
Airlines - 1.1%
AirTran Holdings, Inc. (a)	861,500	10,803
AMR Corp. (a)(f)	1,016,730	22,368
US Airways Group, Inc. (a)	230,246	10,520
		43,691
Building Products - 1.3%
American Standard Companies, Inc.	834,600	32,241
Goodman Global, Inc.	406,800	5,004
Lennox International, Inc.	230,700	5,262
Masco Corp.	366,400	9,794
		52,301
Commercial Services & Supplies - 3.9%
Allied Waste Industries, Inc.	2,403,900	24,424
Cenveo, Inc. (a)(f)(g)	2,934,600	56,139
Deluxe Corp.	227,100	3,861
Global Cash Access Holdings, Inc.	1,835,000	27,488
Republic Services, Inc.	496,500	19,939
Waste Management, Inc.	904,900	31,110
		162,961
Electrical Equipment - 0.1%
GrafTech International Ltd. (a)	837,325	4,496
Industrial Conglomerates - 0.4%
Tyco International Ltd.	679,200	17,720
Machinery - 0.3%
FreightCar America, Inc. (f)	151,247	8,116
Thermadyne Holdings Corp. (a)	64,900	761
Timken Co.	92,800	2,988
		11,865
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Marine - 0.0%
American Commercial Lines, Inc.	8,000	$ 440
Golden Ocean Group Ltd. (a)(f)	2,067,600	1,361
		1,801
Road & Rail - 0.6%
Burlington Northern Santa Fe Corp.	246,400	16,979
Kansas City Southern	326,700	8,043
		25,022
Trading Companies & Distributors - 0.8%
H&E Equipment Services, Inc.	12,900	342
UAP Holding Corp.	846,600	16,678
United Rentals, Inc. (a)	655,600	18,304
		35,324
TOTAL INDUSTRIALS		358,185
INFORMATION TECHNOLOGY - 17.7%
Communications Equipment - 1.3%
CIENA Corp. (a)	631,400	2,292
Lucent Technologies, Inc. (a)	3,259,600	6,943
Motorola, Inc.	1,997,200	45,456
		54,691
Computers & Peripherals - 1.4%
EMC Corp. (a)	1,573,500	15,971
Seagate Technology	1,653,300	38,357
Sun Microsystems, Inc. (a)	1,260,600	5,484
		59,812
Electronic Equipment & Instruments - 4.1%
Celestica, Inc. (sub. vtg.) (a)	3,779,400	35,503
DDi Corp. (a)	295,900	2,412
Flextronics International Ltd. (a)	6,454,400	73,193
Merix Corp. (a)(f)(g)	1,545,123	16,239
Sanmina-SCI Corp. (a)	1,619,100	5,602
Solectron Corp. (a)	3,673,600	11,094
Viasystems Group, Inc. (a)	775,300	6,590
Viasystems Group, Inc. (a)(i)	625,780	5,319
Vishay Intertechnology, Inc. (a)	1,248,400	17,515
		173,467
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
IT Services - 0.1%
Affiliated Computer Services, Inc. Class A (a)	65,100	$ 3,316
Semiconductors & Semiconductor Equipment - 9.5%
AMIS Holdings, Inc. (a)	1,877,824	17,614
Amkor Technology, Inc. (a)(f)(g)	12,599,836	77,867
Atmel Corp. (a)	18,002,000	86,230
Cypress Semiconductor Corp. (a)	1,151,200	17,487
Fairchild Semiconductor International, Inc. (a)	200,000	3,272
Freescale Semiconductor, Inc.:
Class A (a)	1,273,500	36,460
Class B (a)	27,040	771
ON Semiconductor Corp. (a)(g)	17,876,600	112,444
Skyworks Solutions, Inc. (a)	1,112,647	4,885
STATS ChipPAC Ltd. sponsored ADR (a)(f)	5,467,282	30,890
Texas Instruments, Inc.	262,700	7,823
		395,743
Software - 1.3%
Sybase, Inc. (a)	396,100	8,338
Symantec Corp. (a)	2,549,400	44,283
		52,621
TOTAL INFORMATION TECHNOLOGY		739,650
MATERIALS - 10.1%
Chemicals - 4.7%
Albemarle Corp.	400,000	20,168
Arch Chemicals, Inc.	648,542	22,984
Celanese Corp. Class A	4,143,100	79,589
Chemtura Corp.	2,502,961	21,550
Methanex Corp.	701,700	13,425
Monsanto Co.	253,800	10,911
NOVA Chemicals Corp. (f)	537,000	15,840
Pliant Corp.	566	0
Rhodia SA sponsored ADR	7,102,200	13,565
Texas Petrochemicals, Inc. (a)	11,700	287
		198,319
Construction Materials - 0.1%
Texas Industries, Inc.	53,800	2,657
Containers & Packaging - 2.5%
Owens-Illinois, Inc.	617,490	9,343
Common Stocks - continued
	Shares	Value (Note 1) (000s)
MATERIALS - continued
Containers & Packaging - continued
Packaging Corp. of America	179,700	$ 4,121
Pactiv Corp. (a)	1,806,300	44,272
Sealed Air Corp.	156,900	7,412
Smurfit-Stone Container Corp.	3,726,482	37,712
		102,860
Metals & Mining - 0.6%
Allegheny Technologies, Inc.	123,874	7,914
Chaparral Steel Co. (a)	53,800	3,776
Freeport-McMoRan Copper & Gold, Inc. Class B	282,500	15,413
		27,103
Paper & Forest Products - 2.2%
Aracruz Celulose SA (PN-B) sponsored ADR (non-vtg.)	184,500	9,221
International Paper Co.	1,209,800	41,532
Weyerhaeuser Co.	691,100	40,540
		91,293
TOTAL MATERIALS		422,232
TELECOMMUNICATION SERVICES - 4.6%
Diversified Telecommunication Services - 2.7%
General Communications, Inc. Class A (a)	907,800	10,830
McLeodUSA, Inc. (a)	1,701,867	11,913
Qwest Communications International, Inc. (a)	11,009,200	87,964
XO Holdings, Inc. (a)	926,500	3,660
		114,367
Wireless Telecommunication Services - 1.9%
Sprint Nextel Corp.	3,905,697	77,333
TOTAL TELECOMMUNICATION SERVICES		191,700
UTILITIES - 5.8%
Electric Utilities - 0.3%
Allegheny Energy, Inc. (a)	269,300	11,055
Gas Utilities - 0.3%
ONEOK, Inc.	317,600	11,818
Independent Power Producers & Energy Traders - 3.6%
AES Corp. (a)	6,685,440	132,773
Common Stocks - continued
	Shares	Value (Note 1) (000s)
UTILITIES - continued
Independent Power Producers & Energy Traders - continued
Dynegy, Inc. Class A (a)	1,987,000	$ 11,187
Mirant Corp. (a)	335,400	8,912
		152,872
Multi-Utilities - 1.6%
Aquila, Inc.	911,800	4,048
CMS Energy Corp. (a)	4,552,600	63,782
		67,830
TOTAL UTILITIES		243,575
TOTAL COMMON STOCKS (Cost $3,107,480)		4,083,753
Nonconvertible Preferred Stocks - 0.1%

MATERIALS - 0.1%
Chemicals - 0.1%
Pliant Corp. Redeemable Preferred Series AA, 13.00%	5,008	1,816
TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
PTV, Inc. Series A, 10.00%	84	0
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $2,411)		1,816
Corporate Bonds - 1.0%
	Principal Amount (000s)
Convertible Bonds - 0.3%
TELECOMMUNICATION SERVICES - 0.3%
Wireless Telecommunication Services - 0.3%
ICO North America, Inc. 7.5% 8/15/09 (i)	$ 11,095	13,314
Nonconvertible Bonds - 0.7%
CONSUMER DISCRETIONARY - 0.5%
Auto Components - 0.5%
IdleAire Technologies Corp. 0% 12/15/12 unit (e)(h)	24,470	18,353
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
INDUSTRIALS - 0.2%
Airlines - 0.2%
Delta Air Lines, Inc. 8% 12/15/07 (d)(h)	$ 11,835	$ 3,077
Northwest Airlines, Inc.:
8.7% 3/15/07 (d)	1,750	897
9.875% 3/15/07 (d)	7,000	3,570
		7,544
MATERIALS - 0.0%
Chemicals - 0.0%
Pliant Corp. 13% 7/15/10	661	661
TOTAL NONCONVERTIBLE BONDS		26,558
TOTAL CORPORATE BONDS (Cost $39,541)		39,872
Money Market Funds - 4.2%
	Shares
Fidelity Cash Central Fund, 5.3% (b)	55,374,876	55,375
Fidelity Securities Lending Cash Central Fund, 5.32% (b)(c)	120,665,267	120,665
TOTAL MONEY MARKET FUNDS (Cost $176,040)		176,040
TOTAL INVESTMENT PORTFOLIO - 103.1% (Cost $3,325,472)		4,301,481
NET OTHER ASSETS - (3.1)%		(127,596)
NET ASSETS - 100%		$ 4,173,885
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Non-income producing - Issuer is in default.
(e) Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(f) Security or a portion of the security is on loan at period end.
(g) Affiliated company

(h) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $21,430,000 or 0.5% of net assets.

(i) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $18,633,000 or 0.4% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
ICO North America, Inc. 7.5% 8/15/09	8/12/05	$ 11,095
Viasystems Group, Inc.	2/13/04	$ 12,594
Affiliated Central Funds
Information regarding fiscal year to date income earned by the fund from the affiliated Central funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 2,165
Fidelity Securities Lending Cash Central Fund	2,078
Total	$ 4,243
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Amkor Technology, Inc.	$ 43,989	$ 19,625	$ -	$ -	$ 77,867
Capital Crossing Bank	9,475	-	-	-	6,897
Cenveo, Inc.	14,879	13,581	-	-	56,139
Forest Oil Corp.	161,587	-	-	-	120,974
Friendly Ice Cream Corp.	5,102	-	-	-	3,260
General Maritime Corp.	114,085	11,764	1,086	14,421	117,946
Integrated Electrical Services, Inc.	7,223	-	-	-	-
Merix Corp.	2,422	10,887	-	-	16,239
OMI Corp.	91,969	-	-	1,836	112,526
ON Semiconductor Corp.	74,157	26,224	-	-	112,444
Service Corp. International (SCI)	126,376	9,631	-	1,568	117,896
Total	$ 651,264	$ 91,712	$ 1,086	$ 17,825	$ 742,188
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	81.1%
Marshall Islands	8.9%
Canada	2.7%
Singapore	2.5%
Bermuda	1.5%
Cayman Islands	1.1%
Norway	1.1%
Others (individually less than 1%)	1.1%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	July 31, 2006
Assets
Investment in securities, at value (including securities loaned of $115,659) - See accompanying schedule: Unaffiliated issuers (cost $2,603,855)	$ 3,383,253
Affiliated Central Funds (cost $176,040)	176,040
Other affiliated issuers (cost $545,577)	742,188
Total Investments (cost $3,325,472)		$ 4,301,481
Receivable for investments sold		13,000
Receivable for fund shares sold		12,361
Dividends receivable		678
Interest receivable		734
Prepaid expenses		5
Other receivables		211
Total assets		4,328,470

Liabilities
Payable for investments purchased	$ 27,181
Payable for fund shares redeemed	3,651
Accrued management fee	2,102
Other affiliated payables	781
Other payables and accrued expenses	205
Collateral on securities loaned, at value	120,665
Total liabilities		154,585

Net Assets		$ 4,173,885
Net Assets consist of:
Paid in capital		$ 2,997,349
Undistributed net investment income		13,934
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		186,593
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		976,009
Net Assets, for 148,675 shares outstanding		$ 4,173,885
Net Asset Value, offering price and redemption price per share ($4,173,885 ÷ 148,675 shares)		$ 28.07

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended July 31, 2006
Investment Income
Dividends (including $17,825 received from other affiliated issuers)		$ 48,185
Interest		2,063
Income from affiliated Central Funds		4,243
Total income		54,491

Expenses
Management fee	$ 23,197
Transfer agent fees	7,551
Accounting and security lending fees	1,005
Independent trustees' compensation	15
Custodian fees and expenses	60
Registration fees	157
Audit	67
Legal	37
Interest	11
Miscellaneous	183
Total expenses before reductions	32,283
Expense reductions	(217)	32,066
Net investment income (loss)		22,425
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	201,436
Other affiliated issuers	(192)
Foreign currency transactions	(62)
Total net realized gain (loss)		201,182
Change in net unrealized appreciation (depreciation) on: Investment securities		191,436
Net gain (loss)		392,618
Net increase (decrease) in net assets resulting from operations		$ 415,043

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2006	Year ended July 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 22,425	$ 23,691
Net realized gain (loss)	201,182	54,521
Change in net unrealized appreciation (depreciation)	191,436	531,827
Net increase (decrease) in net assets resulting from operations	415,043	610,039
Distributions to shareholders from net investment income	(28,125)	(3,319)
Distributions to shareholders from net realized gain	(54,860)	(83,082)
Total distributions	(82,985)	(86,401)
Share transactions Proceeds from sales of shares	1,839,637	1,965,483
Reinvestment of distributions	79,716	82,683
Cost of shares redeemed	(1,406,453)	(749,454)
Net increase (decrease) in net assets resulting from share transactions	512,900	1,298,712
Redemption fees	1,158	1,224
Total increase (decrease) in net assets	846,116	1,823,574

Net Assets
Beginning of period	3,327,769	1,504,195
End of period (including undistributed net investment income of $13,934 and undistributed net investment income of $23,521, respectively)	$ 4,173,885	$ 3,327,769
Other Information Shares
Sold	68,132	85,928
Issued in reinvestment of distributions	3,063	4,283
Redeemed	(53,133)	(34,148)
Net increase (decrease)	18,062	56,063

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended July 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 25.48	$ 20.18	$ 14.93	$ 7.37	$ 10.66
Income from Investment Operations
Net investment income (loss) B	.16	.24 C	.04	.01	.11
Net realized and unrealized gain (loss)	3.04	6.21	5.45	7.49	(3.22)
Total from investment operations	3.20	6.45	5.49	7.50	(3.11)
Distributions from net investment income	(.21)	(.04)	-	-	(.20)
Distributions from net realized gain	(.41)	(1.12)	(.27)	-	-
Total distributions	(.62)	(1.16)	(.27)	-	(.20)
Redemption fees added to paid in capital B	.01	.01	.03	.06	.02
Net asset value, end of period	$ 28.07	$ 25.48	$ 20.18	$ 14.93	$ 7.37
Total Return A	12.80%	33.93%	37.27%	102.58%	(29.40)%
Ratios to Average Net Assets D
Expenses before reductions	.86%	.87%	.88%	.93%	1.14%
Expenses net of fee waivers, if any	.86%	.87%	.88%	.93%	1.14%
Expenses net of all reductions	.85%	.84%	.85%	.83%	.93%
Net investment income (loss)	.60%	1.04% C	.23%	.07%	1.16%
Supplemental Data
Net assets, end of period (in millions)	$ 4,174	$ 3,328	$ 1,504	$ 718	$ 36
Portfolio turnover rate	23%	16%	35%	79%	203%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Investment Income per share reflects an in-kind dividend received in a corporate reorganization which amounted to $0.10 per share. Excluding this dividend, the ratio of net investment income to average net assets would have been .61%.

D Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2006

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Leveraged Company Stock Fund (the Fund) is a fund of Fidelity Securities Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund may invest in affiliated money market central funds (Money Market Central Funds), which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair

Annual Report

1. Significant Accounting Policies - continued

Security Valuation - continued

value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Expenses - continued

Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, defaulted bonds, market discount and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 1,189,224
Unrealized depreciation	(212,130)
Net unrealized appreciation (depreciation)	977,094
Undistributed ordinary income	22,391
Undistributed long-term capital gain	152,985
Cost for federal income tax purposes	$ 3,324,387

The tax character of distributions paid was as follows:

	July 31,2006	July 31, 2005
Ordinary Income	$ 28,125	$ 43,399
Long-term Capital Gains	54,860	43,002
Total	$ 82,985	$ 86,401

Annual Report

1. Significant Accounting Policies - continued

New Accounting Pronouncement. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48) was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets and results of operations.

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,261,271 and $844,981, respectively.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .35% of the Fund's average net assets and a group fee rate that averaged ..27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .62% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .20% of average net assets.

Accounting and Security Lending Fees. FSC maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Affiliated Central Funds. The Fund may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

The Money Market Central Funds do not pay a management fee.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $36 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 11,496	4.95%	$ 11

Annual Report

5. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounts to $8 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from affiliated central funds. Net income from lending portfolio securities during the period amounted to $2,078.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $170 for the period. In addition, through arrangements with the Fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody and transfer agent expenses by $10 and $37, respectively.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

8. Other - continued

perfomance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Leveraged Company Stock Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Leveraged Company Stock Fund (a fund of Fidelity Securities Fund) at July 31, 2006, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Leveraged Company Stock Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 13, 2006

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy and Albert R. Gamper, Jr., each of the Trustees oversees 345 funds advised by FMR or an affiliate. Mr. McCoy oversees 347 funds advised by FMR or an affiliate. Mr. Gamper oversees 292 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additonal Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director (1999-present) of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Stephen P. Jonas (53)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of Leveraged Company Stock (2005-present). He also serves as Senior Vice President of other Fidelity funds (2005-present). Mr. Jonas is Executive Director of FMR (2005-present) and FMR Co., Inc. (2005-present). He also serves as a Director of Fidelity Investments Money Management, Inc. (2005-present) and FMR Corp. (2003-present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004-2005), Chief Administrative Officer (2002-2004), and Chief Financial Officer of FMR Corp. (1998-2002). In addition, he serves on the Boards of Boston Ballet (2003-present) and Simmons College (2003-present).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as a Director (2003-present) and Chief Operating Officer (2000-present) of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000-present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trusts or various entities under common control with FMR.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Trustee of Fidelity Securities Fund. Mr. Gamper also serves as a Trustee (2006-present) or Member of the Advisory Board (2005-present) of other investment companies advised by FMR. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

Robert M. Gates (62)

Year of Election or Appointment: 1997

Dr. Gates is Chairman of the Independent Trustees (2006-present). Dr. Gates is President of Texas A&M University (2002-present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001-present), and Brinker International (restaurant management, 2003-present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001).

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display.

Marie L. Knowles (59)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

William O. McCoy (72)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Duke Realty Corporation (real estate). He is also a partner of Franklin Street Partners (private investment management firm). In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves as Chairman of the Board of Directors of the University of North Carolina Health Care System. He also served as Vice President of Finance for the University of North Carolina (16-school system).

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Annual Report

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Keyes may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
James H. Keyes (65)

Year of Election or Appointment: 2006

Member of the Advisory Board of Fidelity Securities Fund. Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies, 1984-present), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions, 1998-present).

Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Securities Fund. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director (1999-present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as the Chairman of the Inner-City Scholarship Fund.

Walter C. Donovan (44)

Year of Election or Appointment: 2005

Vice President of Leveraged Company Stock. Mr. Donovan also serves as Vice President of Fidelity's High Income Funds (2005-present). Mr. Donovan also serves as Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Donovan served as Vice President of Fidelity's Fixed-Income Funds (2005-2006), certain Asset Allocation Funds (2005-2006), certain Balanced Funds (2005-2006), and as Vice President and Director of Fidelity's International Equity Trading group (1998-2005).

Robert A. Lawrence (53)

Year of Election or Appointment: 2006

Vice President of Leveraged Company Stock. Mr. Lawrence also serves as Vice President of the High Income Funds. Mr. Lawrence is Senior Vice President of FMR (2006-present) and FMR Co., Inc. (2006-present). Previously, Mr. Lawrence served as President of Fidelity Strategic Investments (2002-2005).

Thomas Soviero (42)

Year of Election or Appointment: 2003

Vice President of Leveraged Company Stock. Mr. Soviero also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Soviero has worked as a research analyst, manager and director of high-yield research. Mr. Soviero also serves as Senior Vice President of FMR (2005) and FMR Co., Inc. (2005).

Eric D. Roiter (57)

Year of Election or Appointment: 2000

Secretary of Leveraged Company Stock. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (46)

Year of Election or Appointment: 2003

Assistant Secretary of Leveraged Company Stock. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

Christine Reynolds (47)

Year of Election or Appointment: 2004

President and Treasurer of Leveraged Company Stock. Ms. Reynolds also serves as President and Treasurer of other Fidelity funds (2004-present) and is a Vice President (2003-present) and an employee (2002-present) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Leveraged Company Stock. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of Leveraged Company Stock. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004

Chief Compliance Officer of Leveraged Company Stock. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of Leveraged Company Stock. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (42)

Year of Election or Appointment: 2004

Deputy Treasurer of Leveraged Company Stock. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (36)

Year of Election or Appointment: 2005

Deputy Treasurer of Leveraged Company Stock. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (39)

Year of Election or Appointment: 2005

Assistant Treasurer ofLeveraged Company Stock.. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (59)
Year of Election or Appointment: 2000 Assistant Treasurer of Leveraged Company Stock. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (52)
Year of Election or Appointment: 2004 Assistant Treasurer of Leveraged Company Stock. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (51)
Year of Election or Appointment: 2002 Assistant Treasurer of Leveraged Company Stock. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Gary W. Ryan (47)

Year of Election or Appointment: 2005

Assistant Treasurer of Leveraged Company Stock. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Leveraged Company Stock. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

The Board of Trustees of Fidelity Leveraged Company Stock Fund voted to pay on September 11, 2006, to shareholders of record at the opening of business on September 8, 2006, a distribution of $1.07 per share derived from capital gains realized from sales of portfolio securities and a dividend of $.07 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2006 $169,235,491, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 33% and 85% of the dividends distributed in months of September 05 and December 05, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 100% distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2007 of amounts for use in preparing 2006 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on May 17, 2006. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees. A
	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	43,119,905,166.54	95.455
Withheld	2,053,001,967.67	4.545
TOTAL	45,172,907,134.21	100.000
Albert R. Gamper, Jr.
Affirmative	43,068,780,128.62	95.342
Withheld	2,104,127,005.59	4.658
TOTAL	45,172,907,134.21	100.000
Robert M. Gates
Affirmative	43,032,117,662.60	95.261
Withheld	2,140,789,471.61	4.739
TOTAL	45,172,907,134.21	100.000
George H. Heilmeier
Affirmative	43,023,368,882.30	95.242
Withheld	2,149,538,251.91	4.758
TOTAL	45,172,907,134.21	100.000
Edward C. Johnson 3d
Affirmative	42,881,915,819.70	94.928
Withheld	2,290,991,314.51	5.072
TOTAL	45,172,907,134.21	100.000
Stephen P. Jonas
Affirmative	43,081,912,066.37	95.371
Withheld	2,090,995,067.84	4.629
TOTAL	45,172,907,134.21	100.000
James H. KeyesB
Affirmative	43,049,050,093.79	95.298
Withheld	2,123,857,040.42	4.702
TOTAL	45,172,907,134.21	100.000
Marie L. Knowles
Affirmative	43,090,434,696.02	95.390
Withheld	2,082,472,438.19	4.610
TOTAL	45,172,907,134.21	100.000
	# of Votes	% of Votes
Ned C. Lautenbach
Affirmative	43,082,185,255.05	95.372
Withheld	2,090,721,879.16	4.628
TOTAL	45,172,907,134.21	100.000
William O. McCoy
Affirmative	42,960,162,066.32	95.102
Withheld	2,212,745,067.89	4.898
TOTAL	45,172,907,134.21	100.000
Robert L. Reynolds
Affirmative	43,087,560,419.66	95.384
Withheld	2,085,346,714.55	4.616
TOTAL	45,172,907,134.21	100.000
Cornelia M. Small
Affirmative	43,092,070,014.53	95.394
Withheld	2,080,837,119.68	4.606
TOTAL	45,172,907,134.21	100.000
William S. Stavropoulos
Affirmative	43,002,032,676.43	95.194
Withheld	2,170,874,457.78	4.806
TOTAL	45,172,907,134.21	100.000
Kenneth L. Wolfe
Affirmative	43,047,241,852.81	95.294
Withheld	2,125,665,281.40	4.706
TOTAL	45,172,907,134.21	100.000
A Denotes trust-wide proposal and voting results. B Effective on or about January 1, 2007.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Leveraged Company Stock Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2006 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that, since the last Advisory Contract renewals in July 2005, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) voluntarily entering into contractual arrangements with certain brokers pursuant to which Fidelity pays for research products and services separately out of its own resources, rather than bundling with fund commissions; (iii) launching the Fidelity Advantage Class of its five Spartan stock index funds and three Spartan bond index funds, which is a lower-fee class available to shareholders with higher account balances; (iv) contractually agreeing to impose expense limitations on Fidelity U.S. Bond Index Fund and reducing the fund's initial investment minimum; and (v) offering shareholders of each of the Fidelity Institutional Money Market Funds the privilege of exchanging shares of the fund for shares of other Fidelity funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2005, the fund's cumulative total returns, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the fund.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Leveraged Company Stock Fund

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of the fund was in the first quartile for all the periods shown. The Board also stated that the relative investment performance of the fund compared favorably to its benchmark for all the periods shown. The Board also reviewed the fund's relative investment performance against a customized peer group based on a combination of categories defined by Morningstar.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board noted with favor FMR's reorganization of its senior management team in 2005 and FMR's dedication of additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 15% means that 85% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity Leveraged Company Stock Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2005.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of the fund's total expenses, the Board considered the fund's management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expenses ranked below its competitive median for 2005.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the fund's total expenses were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information on several topics, including (i) Fidelity's fund profitability methodology and profitability trends within certain funds; (ii) portfolio manager compensation; (iii) the extent to which any economies of scale exist and are shared between the funds and Fidelity; (iv) the total expenses of certain funds and classes relative to competitors, including the extent to which the expenses of certain funds have been or could be capped; (v) fund performance trends; and (vi) Fidelity's fee structures, including use of performance fees.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

15445 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

10100 Santa Monica Blvd.
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

123 South Lake Avenue
Pasadena, CA

16995 Bernardo Ctr. Drive
Rancho Bernardo, CA

1220 Roseville Parkway
Roseville, CA

1740 Arden Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

11943 El Camino Real
San Diego, CA

8 Montgomery Street
San Francisco, CA

3793 State Street
Santa Barbara, CA

1200 Wilshire Boulevard
Santa Monica, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

Colorado

1625 Broadway
Denver, CO

9185 Westview Road
Lone Tree, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

400 Delaware Avenue
Wilmington, DE

Florida

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

4671 Town Center Parkway
Jacksonville, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

3501 PGA Boulevard
Palm Beach Gardens, FL

3550 Tamiami Trail, South
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

2465 State Road 7
Wellington, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

875 North Michigan Ave.
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1572 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7315 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

238 Main Street
Cambridge, MA

405 Cochituate Road
Framingham, MA

416 Belmont Street
Worcester, MA

Annual Report

Michigan

500 E. Eisenhower Pkwy.
Ann Arbor, MI

280 Old N. Woodward Ave.
Birmingham, MI

43420 Grand River Avenue
Novi, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

1524 South Lindbergh Blvd.
St. Louis, MO

Nevada

2225 Village Walk Drive
Henderson, NV

New Jersey

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

396 Route 17, North
Paramus, NJ

3518 Route 1 North
Princeton, NJ

530 Broad Street
Shrewsbury, NJ

New York

1055 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

980 Madison Avenue
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

200 Fifth Avenue
New York, NY

733 Third Avenue
New York, NY

11 Penn Plaza
New York, NY

2070 Broadway
New York, NY

1075 Northern Blvd.
Roslyn, NY

799 Central Park Avenue
Scarsdale, NY

North Carolina

4611 Sharon Road
Charlotte, NC

7011 Fayetteville Road
Durham, NC

Ohio

3805 Edwards Road
Cincinnati, OH

1324 Polaris Parkway
Columbus, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

7493 SW Bridgeport Road
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

47 Providence Place
Providence, RI

Tennessee

6150 Poplar Avenue
Memphis, TN

Texas

10000 Research Boulevard
Austin, TX

4001 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

6560 Fannin Street
Houston, TX

6500 N. MacArthur Blvd.
Irving, TX

6005 West Park Boulevard
Plano, TX

14100 San Pedro
San Antonio, TX

1576 East Southlake Blvd.
Southlake, TX

19740 IH 45 North
Spring, TX

Utah

279 West South Temple
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

411 108th Avenue, N.E.
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

Investment Adviser

Fidelity Management & Research Company

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Research (Far East) Inc.)

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Advisors

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Fidelity Distributors Corporation

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Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

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and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

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(8 a.m. - 9 p.m.)

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(automated graphic)    Automated line for quickest service

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(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
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www.fidelity.com

Fidelity®

OTC

Portfolio

Annual Report

July 31, 2006

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com/holdings.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Although many securities markets made gains in early 2006, inflation concerns led to mixed results through the year's mid-point. Financial markets are always unpredictable. There are, however, a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2006	Past 1 year	Past 5 years	Past 10 years
Fidelity® OTC Portfolio	-3.58%	1.28%	7.20%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity ® OTC Portfolio on July 31, 1996. The chart shows how the value of your investment would have changed, and also shows how the NASDAQ Composite® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Sonu Kalra, Portfolio Manager of Fidelity® OTC Portfolio

As measured by the Dow Jones Wilshire 5000 Composite IndexSM - the broadest measure of U.S. equity market performance - stocks did well for most of the 12-month period ending July 31, 2006, before faltering. For the one-year time frame as a whole, the Dow Jones Wilshire benchmark rose 5.43%. That was nearly identical to the 5.38% gain of the Standard & Poor's 500SM Index, a broad market proxy that's a reflection of larger-cap stocks. Stocks were resilient early on, bouncing back quickly after Hurricanes Katrina and Rita caused energy prices to spike to record-high levels. Buoyed by strong corporate earnings and solid economic growth, the S&P 500® ran off six consecutive months of positive returns from November through April. However, stocks pulled back for most of the remainder of the period. A slowdown in economic expansion and consumer spending, reaccelerating energy prices and continued interest rate hikes by the Federal Reserve Board cooled equity performance. Among other widely quoted market yardsticks, the Dow Jones Industrial AverageSM returned 7.59%, while the NASDAQ Composite® Index dropped 3.47%.

During the past year, the fund returned -3.58%, roughly even with the NASDAQ Composite Index. A substantial underweighting and weak security selection in banks hurt performance versus the index, along with unfavorable picks in consumer services, transportation, and semiconductors and semiconductor equipment. Personal computer maker Dell was the biggest detractor. Customer service issues, along with growing competition, sidetracked the stock. Two semiconductor holdings - Broadcom and Marvell Technology Group - struggled amid the flight from stocks more sensitive to broader economic conditions. The stock price of online auctioneer eBay also fell sharply, as did the shares of server and storage systems vendor Rackable Systems. Conversely, stock selection aided performance in several groups, including technology hardware and equipment, software and services, and pharmaceuticals/biotechnology/life science. The top contributor was Apple Computer, driven by robust sales of the iPod digital music player and growing market share for the company's line of Macintosh personal computers. Internet search engine Google also aided our results, while network management software vendor Mercury Interactive received a lucrative buyout offer from Hewlett-Packard. Biotechnology holding Celgene and enterprise storage and data management stock Network Appliance benefited performance as well.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2006 to July 31, 2006).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value February 1, 2006	Ending Account Value July 31, 2006	Expenses Paid During Period* February 1, 2006 to July 31, 2006
Actual	$ 1,000.00	$ 877.60	$ 4.10
Hypothetical (5% return per year before expenses)	$ 1,000.00	$ 1,020.43	$ 4.41

* Expenses are equal to the Fund's annualized expense ratio of .88%; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes

Top Ten Stocks as of July 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Google, Inc. Class A (sub. vtg.)	6.7	4.9
Apple Computer, Inc.	4.7	2.8
Yahoo!, Inc.	3.2	1.9
Amgen, Inc.	3.1	3.2
Microsoft Corp.	2.8	5.8
eBay, Inc.	2.8	2.1
Intel Corp.	2.7	2.0
Research In Motion Ltd.	2.5	1.8
QUALCOMM, Inc.	2.4	2.5
Network Appliance, Inc.	2.0	1.0
	32.9
Top Five Market Sectors as of July 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	62.8	53.0
Health Care	16.0	18.8
Consumer Discretionary	7.9	12.6
Financials	3.9	5.4
Industrials	2.9	4.2
Asset Allocation (% of fund's net assets)
As of July 31, 2006 *		As of January 31, 2006 **
	Stocks 98.5%		Stocks 99.4%
	Short-Term Investments and Net Other Assets 1.5%		Short-Term Investments and Net Other Assets 0.6%
* Foreign investments	11.3%	** Foreign investments	11.8%

Annual Report

Investments July 31, 2006

Showing Percentage of Net Assets

Common Stocks - 98.5%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 7.9%
Diversified Consumer Services - 0.2%
DeVry, Inc. (a)	821,361	$ 17,331
Hotels, Restaurants & Leisure - 2.8%
BJ's Restaurants, Inc. (a)	525,300	10,049
International Game Technology	91,000	3,518
Morgans Hotel Group Co.	1,203,100	16,194
Penn National Gaming, Inc. (a)	1,130,333	37,380
Red Robin Gourmet Burgers, Inc. (a)(e)	1,379,450	53,592
Starbucks Corp. (a)	1,279,400	43,832
Texas Roadhouse, Inc. Class A (a)	1,020,310	11,040
The Cheesecake Factory, Inc. (a)	1,236,400	28,252
		203,857
Household Durables - 0.0%
Comstock Homebuilding Companies, Inc. Class A (a)(d)	255,000	1,446
Internet & Catalog Retail - 0.3%
Coldwater Creek, Inc. (a)	1,021,650	20,361
Media - 0.5%
Comcast Corp. Class A (a)	251,600	8,650
RCN Corp. (a)	200,000	4,800
TiVo, Inc. (a)(d)	3,354,075	22,573
		36,023
Multiline Retail - 0.3%
Sears Holdings Corp. (a)	146,500	20,107
Specialty Retail - 3.4%
Bed Bath & Beyond, Inc. (a)	307,400	10,292
Best Buy Co., Inc.	1,527,450	69,255
Circuit City Stores, Inc.	1,375,500	33,700
Gamestop Corp.:
Class A (a)	189,900	7,902
Class B (a)	1,004,200	37,758
OfficeMax, Inc.	644,800	26,508
Provogue (India) Ltd.	400,000	1,627
Staples, Inc.	1,219,400	26,363
The Children's Place Retail Stores, Inc. (a)	300,000	16,746
Urban Outfitters, Inc. (a)	1,395,500	20,360
		250,511
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Textiles, Apparel & Luxury Goods - 0.4%
Deckers Outdoor Corp. (a)(e)	675,500	$ 28,803
Volcom, Inc. (a)	258,100	5,196
		33,999
TOTAL CONSUMER DISCRETIONARY		583,635
CONSUMER STAPLES - 0.7%
Food & Staples Retailing - 0.5%
Costco Wholesale Corp.	755,800	39,876
Food Products - 0.2%
Gold Kist, Inc. Delaware (a)	344,700	4,822
Sanderson Farms, Inc.	254,000	6,581
		11,403
TOTAL CONSUMER STAPLES		51,279
ENERGY - 1.8%
Energy Equipment & Services - 0.7%
Halliburton Co.	303,000	10,108
Hydril Co. (a)	115,700	8,015
Noble Corp.	304,200	21,826
Schlumberger Ltd. (NY Shares)	196,200	13,116
		53,065
Oil, Gas & Consumable Fuels - 1.1%
Valero Energy Corp.	1,162,600	78,394
TOTAL ENERGY		131,459
FINANCIALS - 3.9%
Capital Markets - 2.1%
Calamos Asset Management, Inc. Class A	651,600	17,600
Charles Schwab Corp.	3,421,500	54,333
E*TRADE Financial Corp. (a)	960,800	22,396
KKR Private Equity Investors, L.P. Restricted Depositary Units (g)	792,900	18,633
T. Rowe Price Group, Inc.	340,000	14,045
TD Ameritrade Holding Corp.	1,670,010	27,355
		154,362
Commercial Banks - 0.6%
East West Bancorp, Inc.	212,350	8,568
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Commercial Banks - continued
Fifth Third Bancorp	180,200	$ 6,873
SVB Financial Group (a)	446,800	20,026
UCBH Holdings, Inc.	706,800	11,789
		47,256
Diversified Financial Services - 0.7%
IntercontinentalExchange, Inc.	61,300	3,653
The NASDAQ Stock Market, Inc. (a)	1,604,600	44,175
		47,828
Insurance - 0.1%
Navigators Group, Inc. (a)	200,000	8,502
Thrifts & Mortgage Finance - 0.4%
Hudson City Bancorp, Inc.	2,147,200	27,849
TOTAL FINANCIALS		285,797
HEALTH CARE - 16.0%
Biotechnology - 11.0%
Alkermes, Inc. (a)	1,204,300	20,666
Amgen, Inc. (a)	3,228,900	225,183
Amylin Pharmaceuticals, Inc. (a)	661,300	32,271
Biogen Idec, Inc. (a)	2,543,300	107,124
BioMarin Pharmaceutical, Inc. (a)	1,377,600	20,127
Celgene Corp. (a)	2,647,692	126,798
Cephalon, Inc. (a)	1,196,200	78,638
Gilead Sciences, Inc. (a)	1,557,500	95,755
Myogen, Inc. (a)	130,300	4,021
Myriad Genetics, Inc. (a)	478,000	11,768
PDL BioPharma, Inc. (a)	1,454,700	26,199
Regeneron Pharmaceuticals, Inc. (a)	1,152,900	15,749
Solexa, Inc. (a)	2,458,520	21,782
Solexa, Inc.:
warrants 11/22/10 (a)(g)	354,776	1,393
warrants 1/19/11 (a)(g)	452,917	1,805
Vertex Pharmaceuticals, Inc. (a)	588,200	19,716
		808,995
Health Care Equipment & Supplies - 1.5%
Aspect Medical Systems, Inc. (a)	93,000	1,362
BioLase Technology, Inc. (d)	849,976	6,978
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
Cooper Companies, Inc.	645,200	$ 28,518
Gen-Probe, Inc. (a)	285,800	14,847
NUCRYST Pharmaceuticals Corp.	648,200	9,681
Respironics, Inc. (a)	1,290,200	45,905
SonoSite, Inc. (a)	160,966	5,196
		112,487
Health Care Providers & Services - 1.6%
Bumrungrad Hospital PCL (For. Reg.)	3,597,300	3,373
Express Scripts, Inc. (a)	240,700	18,541
Humana, Inc. (a)	645,200	36,086
UnitedHealth Group, Inc.	1,105,137	52,859
Visicu, Inc.	500,000	6,510
		117,369
Health Care Technology - 0.7%
Cerner Corp. (a)	520,400	21,066
Emdeon Corp. (a)	2,659,750	31,997
		53,063
Life Sciences Tools & Services - 0.2%
Dionex Corp. (a)	254,275	14,074
Pharmaceuticals - 1.0%
AVANIR Pharmaceuticals Class A (a)(d)	650,500	4,365
Elan Corp. PLC sponsored ADR (a)	502,400	7,707
Sepracor, Inc. (a)	666,900	32,945
Teva Pharmaceutical Industries Ltd. sponsored ADR	778,300	25,746
		70,763
TOTAL HEALTH CARE		1,176,751
INDUSTRIALS - 2.9%
Air Freight & Logistics - 0.1%
Forward Air Corp.	304,200	9,762
Airlines - 1.0%
JetBlue Airways Corp. (a)	4,137,375	44,229
UAL Corp. (a)	1,111,100	29,044
		73,273
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Commercial Services & Supplies - 0.4%
Monster Worldwide, Inc. (a)	511,955	$ 20,478
Services Acquisition Corp. International (a)(d)	643,400	6,177
		26,655
Construction & Engineering - 0.0%
Jaiprakash Associates Ltd.	250,000	1,980
Electrical Equipment - 0.4%
Evergreen Solar, Inc. (a)	823,600	7,767
Q-Cells AG	5,500	394
Suzlon Energy Ltd.	1,000,000	23,302
		31,463
Machinery - 0.3%
Joy Global, Inc.	550,600	20,659
Road & Rail - 0.5%
Landstar System, Inc.	776,722	33,158
Trading Companies & Distributors - 0.2%
UAP Holding Corp.	700,000	13,790
TOTAL INDUSTRIALS		210,740
INFORMATION TECHNOLOGY - 62.8%
Communications Equipment - 8.4%
Cisco Systems, Inc. (a)	6,765,300	120,761
Comverse Technology, Inc. (a)	1,469,000	28,469
Corning, Inc.	982,060	18,728
Harris Corp.	200,000	9,110
Juniper Networks, Inc. (a)	4,133,700	55,598
Motorola, Inc.	342,900	7,804
Nortel Networks Corp.	9,226,400	18,084
QUALCOMM, Inc.	5,018,800	176,963
Research In Motion Ltd. (a)	2,807,045	184,226
Sandvine Corp. (f)	1,259,700	2,953
		622,696
Computers & Peripherals - 10.0%
Apple Computer, Inc. (a)	5,064,500	344,183
Dell, Inc. (a)	380,800	8,256
EMC Corp. (a)	6,158,800	62,512
Emulex Corp. (a)	675,700	10,061
Hewlett-Packard Co.	2,092,000	66,756
Network Appliance, Inc. (a)	5,057,871	150,168
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Computers & Peripherals - continued
Rackable Systems, Inc. (a)	1,187,500	$ 25,318
SanDisk Corp. (a)	200,000	9,332
Seagate Technology	332,600	7,716
Sun Microsystems, Inc. (a)	9,071,600	39,461
Synaptics, Inc. (a)	823,002	17,300
		741,063
Electronic Equipment & Instruments - 1.2%
Hon Hai Precision Industry Co. Ltd. (Foxconn)	5,517,042	32,685
Jabil Circuit, Inc.	625,000	14,438
LG.Philips LCD Co. Ltd. sponsored ADR (a)(d)	688,900	12,256
M-Flex Electronix, Inc. (a)(d)	466,154	11,589
Solectron Corp. (a)	2,441,100	7,372
Sunpower Corp. Class A	207,200	6,616
Wolfson Microelectronics PLC (a)	858,200	7,246
		92,202
Internet Software & Services - 15.4%
Akamai Technologies, Inc. (a)	1,007,075	39,910
CyberSource Corp. (a)	1,448,088	14,539
eBay, Inc. (a)	8,692,100	209,219
Equinix, Inc. (a)	606,500	31,768
Google, Inc. Class A (sub. vtg.) (a)	1,275,100	492,957
LivePerson, Inc. (a)	1,185,538	4,861
Spark Networks PLC unit (a)	400,000	2,274
Supportsoft, Inc. (a)	1,645,119	5,709
VeriSign, Inc. (a)	5,135,220	92,074
Yahoo!, Inc. (a)	8,788,516	238,520
		1,131,831
IT Services - 2.4%
Cognizant Technology Solutions Corp. Class A (a)	965,875	63,255
Infosys Technologies Ltd. sponsored ADR (d)	1,312,200	53,918
NCI, Inc. Class A	330,556	4,482
Paychex, Inc.	544,200	18,601
Sapient Corp. (a)	2,982,000	14,314
Satyam Computer Services Ltd. sponsored ADR	544,400	19,190
		173,760
Semiconductors & Semiconductor Equipment - 13.0%
Advanced Analogic Technologies, Inc. (d)	1,950,124	18,351
Applied Materials, Inc.	2,268,100	35,700
Broadcom Corp. Class A (a)	6,067,609	145,562
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Brooks Automation, Inc. (a)	70,000	$ 790
Cree, Inc. (a)	394,900	7,791
Himax Technologies, Inc. sponsored ADR	1,433,700	9,276
Infineon Technologies AG sponsored ADR (a)	2,380,700	25,616
Intel Corp.	11,213,800	201,848
Intersil Corp. Class A	2,231,533	52,463
KLA-Tencor Corp.	481,600	20,319
Linear Technology Corp.	569,400	18,420
LSI Logic Corp. (a)	1,332,600	10,927
Marvell Technology Group Ltd. (a)	6,711,900	124,506
Maxim Integrated Products, Inc.	3,982,300	117,000
MEMC Electronic Materials, Inc. (a)	1,014,300	30,855
O2Micro International Ltd. sponsored ADR (a)	407,400	2,440
Omnivision Technologies, Inc. (a)(d)	737,000	14,003
Powerchip Semiconductor Corp.	11,878,000	7,799
ProMOS Technologies, Inc.	22,781,000	8,661
Rambus, Inc. (a)	744,400	13,124
Samsung Electronics Co. Ltd.	74,550	47,455
Trident Microsystems, Inc. (a)	1,677,000	28,878
Vimicro International Corp. sponsored ADR	1,011,300	10,871
Virage Logic Corp. (a)	400,000	3,408
		956,063
Software - 12.4%
Activision, Inc. (a)	2,860,281	34,180
Adobe Systems, Inc. (a)	1,314,356	37,472
Autodesk, Inc. (a)	773,700	26,391
Electronic Arts, Inc. (a)	2,766,600	130,335
Mercury Interactive Corp. (a)	2,373,500	119,150
Microsoft Corp.	8,730,100	209,784
Nintendo Co. Ltd.	658,000	122,876
Oracle Corp. (a)	3,871,800	57,961
Quality Systems, Inc.	428,600	14,195
Quest Software, Inc. (a)	3,177,621	43,438
Red Hat, Inc. (a)	3,478,300	82,366
Salesforce.com, Inc. (a)	298,200	7,664
Square Enix Co. Ltd. (d)	169,500	3,511
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Software - continued
Take-Two Interactive Software, Inc. (a)(d)	1,343,800	$ 14,392
Ubisoft Entertainment SA (a)(d)	200,000	9,708
		913,423
TOTAL INFORMATION TECHNOLOGY		4,631,038
MATERIALS - 1.5%
Chemicals - 0.7%
Ashland, Inc.	465,800	30,980
Monsanto Co.	472,000	20,291
		51,271
Metals & Mining - 0.8%
Aleris International, Inc. (a)	385,300	15,774
Century Aluminum Co. (a)	315,300	9,733
Steel Dynamics, Inc. (d)	352,300	20,440
Titanium Metals Corp.	483,000	13,930
		59,877
TOTAL MATERIALS		111,148
TELECOMMUNICATION SERVICES - 1.0%
Diversified Telecommunication Services - 0.1%
Telenor ASA sponsored ADR	304,900	11,708
Wireless Telecommunication Services - 0.9%
Bharti Airtel Ltd. (a)	961,400	8,791
NII Holdings, Inc. (a)	1,044,800	55,145
		63,936
TOTAL TELECOMMUNICATION SERVICES		75,644
TOTAL COMMON STOCKS (Cost $7,362,224)		7,257,491
Money Market Funds - 2.7%
	Shares	Value (Note 1) (000s)
Fidelity Cash Central Fund, 5.3% (b)	147,910,943	$ 147,911
Fidelity Securities Lending Cash Central Fund, 5.32% (b)(c)	49,094,448	49,094
TOTAL MONEY MARKET FUNDS (Cost $197,005)		197,005
TOTAL INVESTMENT PORTFOLIO - 101.2% (Cost $7,559,229)		7,454,496
NET OTHER ASSETS - (1.2)%		(84,986)
NET ASSETS - 100%		$ 7,369,510
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $2,953,000 or 0.0% of net assets.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $21,831,000 or 0.3% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
KKR Private Equity Investors, L.P. Restricted Depositary Units	5/3/06	$ 19,823
Solexa, Inc. warrants 11/22/10	11/21/05	$ 0
Solexa, Inc. warrants 1/19/11	1/18/06	$ 0
Affiliated Central Funds
Information regarding fiscal year to date income earned by the fund from the affiliated Central funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 2,468
Fidelity Securities Lending Cash Central Fund	1,881
Total	$ 4,349
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Aladdin Knowledge Systems Ltd.	$ -	$ 14,832	$ 13,841	$ -	$ -
Deckers Outdoor Corp.	-	18,768	-	-	28,803
M-Systems Flash Disk Pioneers Ltd.	45,837	20,567	67,444	-	-
PeopleSupport, Inc.	13,740	-	13,217	-	-
PortalPlayer, Inc.	33,019	6,498	46,059	-	-
Red Robin Gourmet Burgers, Inc.	21,930	44,945	1,302	-	53,592
Total	$ 114,526	$ 105,610	$ 141,863	$ -	$ 82,395
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	88.7%
Canada	2.8%
Japan	1.7%
Bermuda	1.7%
India	1.4%
Others (individually less than 1%)	3.7%
100.0%
Income Tax Information
At July 31, 2006, the fund had a capital loss carryforward of approximately $3,832,690,000 of which $2,582,795,000 and $1,249,895,000 will expire on July 31, 2010 and 2011, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	July 31, 2006

Assets
Investment in securities, at value (including securities loaned of $47,563) - See accompanying schedule: Unaffiliated issuers (cost $7,282,911)	$ 7,175,096
Affiliated Central Funds (cost $197,005)	197,005
Other affiliated issuers (cost $79,313)	82,395
Total Investments (cost $7,559,229)		$ 7,454,496
Receivable for investments sold		115,329
Receivable for fund shares sold		10,633
Dividends receivable		391
Interest receivable		389
Prepaid expenses		12
Other receivables		443
Total assets		7,581,693

Liabilities
Payable for investments purchased	$ 150,132
Payable for fund shares redeemed	6,884
Accrued management fee	3,878
Other affiliated payables	1,737
Other payables and accrued expenses	458
Collateral on securities loaned, at value	49,094
Total liabilities		212,183

Net Assets		$ 7,369,510
Net Assets consist of:
Paid in capital		$ 11,343,824
Accumulated net investment loss		(165)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(3,869,415)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(104,734)
Net Assets, for 212,376 shares outstanding		$ 7,369,510
Net Asset Value, offering price and redemption price per share ($7,369,510 ÷ 212,376 shares)		$ 34.70

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended July 31, 2006

Investment Income
Dividends		$ 28,006
Special dividends		6,954
Interest		93
Income from affiliated Central Funds		4,349
Total income		39,402

Expenses
Management fee Basic fee	$ 49,707
Performance adjustment	(5,702)
Transfer agent fees	18,388
Accounting and security lending fees	1,185
Independent trustees' compensation	32
Appreciation in deferred trustee compensation account	9
Custodian fees and expenses	413
Registration fees	40
Audit	89
Legal	107
Interest	2
Miscellaneous	377
Total expenses before reductions	64,647
Expense reductions	(4,464)	60,183
Net investment income (loss)		(20,781)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $5)	591,110
Other affiliated issuers	12,147
Foreign currency transactions	(205)
Total net realized gain (loss)		603,052
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $2)	(840,834)
Assets and liabilities in foreign currencies	(17)
Total change in net unrealized appreciation (depreciation)		(840,851)
Net gain (loss)		(237,799)
Net increase (decrease) in net assets resulting from operations		$ (258,580)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2006	Year ended July 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (20,781)	$ 85,537
Net realized gain (loss)	603,052	965,937
Change in net unrealized appreciation (depreciation)	(840,851)	323,774
Net increase (decrease) in net assets resulting from operations	(258,580)	1,375,248
Distributions to shareholders from net investment income	-	(95,497)
Share transactions Proceeds from sales of shares	1,366,517	1,495,132
Reinvestment of distributions	-	94,058
Cost of shares redeemed	(1,801,274)	(2,128,096)
Net increase (decrease) in net assets resulting from share transactions	(434,757)	(538,906)
Total increase (decrease) in net assets	(693,337)	740,845

Net Assets
Beginning of period	8,062,847	7,322,002
End of period (including accumulated net investment loss of $165 and accumulated net investment loss of $209, respectively)	$ 7,369,510	$ 8,062,847
Other Information Shares
Sold	36,636	45,709
Issued in reinvestment of distributions	-	2,762
Redeemed	(48,306)	(65,059)
Net increase (decrease)	(11,670)	(16,588)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended July 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 35.99	$ 30.43	$ 28.33	$ 23.46	$ 32.96
Income from Investment Operations
Net investment income (loss) B	(.10) C	.37 D	(.17)	(.17)	(.24)
Net realized and unrealized gain (loss)	(1.19)	5.60	2.27	5.04	(9.26)
Total from investment operations	(1.29)	5.97	2.10	4.87	(9.50)
Distributions from net investment income	-	(.41)	-	-	-
Net asset value, end of period	$ 34.70	$ 35.99	$ 30.43	$ 28.33	$ 23.46
Total Return A	(3.58)%	19.70%	7.41%	20.76%	(28.82)%
Ratios to Average Net Assets E
Expenses before reductions	.80%	.81%	.91%	1.18%	1.14%
Expenses net of fee waivers, if any	.80%	.81%	.91%	1.18%	1.14%
Expenses net of all reductions	.75%	.75%	.89%	1.12%	1.09%
Net investment income (loss)	(.26)% C	1.13% D	(.53)%	(.71)%	(.81)%
Supplemental Data
Net assets, end of period (in millions)	$ 7,370	$ 8,063	$ 7,322	$ 7,041	$ 5,911
Portfolio turnover rate	149%	117%	61%	116%	120%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.34)%.

D Investment income per share reflects a special dividend which amounted to $.46 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.27)%.

E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2006

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity OTC Portfolio (the Fund) is a non-diversified fund of Fidelity Securities Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund may invest in affiliated money market central funds (Money Market Central Funds), which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), Independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are invested in a cross- section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, deferred trustees compensation, net operating losses, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 816,625
Unrealized depreciation	(958,085)
Net unrealized appreciation (depreciation)	(141,460)
Capital loss carryforward	(3,832,690)

Cost for federal income tax purposes	$ 7,595,956

The tax character of distributions paid was as follows:

	July 31, 2006	July 31, 2005
Ordinary Income	$ -	$ 95,497

New Accounting Pronouncement. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48) was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets and results of operations.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $11,924,269 and $12,371,872, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .35% of the Fund's average net assets and a group fee rate that averaged ..27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the Fund's relative investment performance as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .55% of the Fund's average net assets.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .23% of average net assets.

Accounting and Security Lending Fees. FSC maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Affiliated Central Funds. The Fund may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

The Money Market Central Funds do not pay a management fee.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $495 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 8,278	4.61%	$ 2

5. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounts to $23 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from affiliated central funds. Net income from lending portfolio securities during the period amounted to $1,881.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $4,030 for the period.In addition, through arrangements with the Fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody and transfer agent expenses by $5 and $429, respectively.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and Shareholders of Fidelity OTC Portfolio:

We have audited the accompanying statement of assets and liabilities of Fidelity OTC Portfolio (the Fund), a fund of Fidelity Securities Fund, including the schedule of investments as of July 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2006, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity OTC Portfolio as of July 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Delolitte & Touche LLP

DELOITTE & TOUCHE LLP
Boston, Massachusetts
September 8, 2006

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy and Albert R. Gamper, Jr., each of the Trustees oversees 345 funds advised by FMR or an affiliate. Mr. McCoy oversees 347 funds advised by FMR or an affiliate. Mr. Gamper oversees 292 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director (1999-present) of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Stephen P. Jonas (53)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of OTC (2005-present). He also serves as Senior Vice President of other Fidelity funds (2005-present). Mr. Jonas is Executive Director of FMR (2005-present) and FMR Co., Inc. (2005-present). He also serves as a Director of Fidelity Investments Money Management, Inc. (2005-present) and FMR Corp. (2003-present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004-2005), Chief Administrative Officer (2002-2004), and Chief Financial Officer of FMR Corp. (1998-2002). In addition, he serves on the Boards of Boston Ballet (2003-present) and Simmons College (2003-present).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as a Director (2003-present) and Chief Operating Officer (2000-present) of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000-present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Mr. Gamper also serves as a Trustee (2006-present) or Member of the Advisory Board (2005-present) of other investment companies advised by FMR. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

Robert M. Gates (62)

Year of Election or Appointment: 1997

Dr. Gates is Chairman of the Independent Trustees (2006-present). Dr. Gates is President of Texas A&M University (2002-present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001-present), and Brinker International (restaurant management, 2003-present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001).

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display.

Marie L. Knowles (59)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

William O. McCoy (72)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Duke Realty Corporation (real estate). He is also a partner of Franklin Street Partners (private investment management firm). In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves as Chairman of the Board of Directors of the University of North Carolina Health Care System. He also served as Vice President of Finance for the University of North Carolina (16-school system).

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Annual Report

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Keyes may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
James H. Keyes (65)

Year of Election or Appointment: 2006

Member of the Advisory Board of Fidelity Securities Fund. Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies, 1984-present), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions, 1998-present).

Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Securities Fund. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director (1999-present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as the Chairman of the Inner-City Scholarship Fund.

Dwight D. Churchill (52)

Year of Election or Appointment: 2005

Vice President of OTC. Mr. Churchill also serves as Vice President of certain Equity Funds (2005-present). Mr. Churchill is Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Churchill served as Senior Vice President of Fidelity Investments Money Management, Inc. (2005-2006), Head of Fidelity's Fixed-Income Division (2000-2005), Vice President of Fidelity's Money Market Funds (2000-2005), Vice President of Fidelity's Bond Funds, and Senior Vice President of FMR.

Bruce T. Herring (40)

Year of Election or Appointment: 2006

Vice President of OTC. Mr. Herring also serves as Vice President of certain Equity Funds (2006-present). Mr. Herring is Senior Vice President of FMR (2006-present) and Vice President of FMR Co., Inc. (2001-present). Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds (2001-2005).

Sonu Kalra (35)
Year of Election or Appointment: 2006 Vice President of OTC. Prior to assuming his current responsibilities, Mr. Kalra worked as a research analyst.
Eric D. Roiter (57)

Year of Election or Appointment: 1998

Secretary of OTC. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (46)

Year of Election or Appointment: 2003

Assistant Secretary of OTC. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

Christine Reynolds (47)

Year of Election or Appointment: 2004

President and Treasurer of OTC. Ms. Reynolds also serves as President and Treasurer of other Fidelity funds (2004-present) and is a Vice President (2003-present) and an employee (2002-present) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) office of OTC. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of OTC. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004

Chief Compliance Officer of OTC. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of OTC. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (42)

Year of Election or Appointment: 2004

Deputy Treasurer of OTC. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (36)

Year of Election or Appointment: 2005

Deputy Treasurer of OTC. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (39)

Year of Election or Appointment: 2005

Assistant Treasurer of OTC. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (59)
Year of Election or Appointment: 1986 Assistant Treasurer of OTC. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (52)
Year of Election or Appointment: 2004 Assistant Treasurer of OTC. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (51)
Year of Election or Appointment: 2002 Assistant Treasurer of OTC. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Gary W. Ryan (47)

Year of Election or Appointment: 2005

Assistant Treasurer of OTC. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (40)

Year of Election or Appointment: 2005

Assistant Treasurer of OTC. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on May 17, 2006. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees. A
	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	43,119,905,166.54	95.455
Withheld	2,053,001,967.67	4.545
TOTAL	45,172,907,134.21	100.000
Albert R. Gamper, Jr.
Affirmative	43,068,780,128.62	95.342
Withheld	2,104,127,005.59	4.658
TOTAL	45,172,907,134.21	100.000
Robert M. Gates
Affirmative	43,032,117,662.60	95.261
Withheld	2,140,789,471.61	4.739
TOTAL	45,172,907,134.21	100.000
George H. Heilmeier
Affirmative	43,023,368,882.30	95.242
Withheld	2,149,538,251.91	4.758
TOTAL	45,172,907,134.21	100.000
Edward C. Johnson 3d
Affirmative	42,881,915,819.70	94.928
Withheld	2,290,991,314.51	5.072
TOTAL	45,172,907,134.21	100.000
Stephen P. Jonas
Affirmative	43,081,912,066.37	95.371
Withheld	2,090,995,067.84	4.629
TOTAL	45,172,907,134.21	100.000
James H. KeyesB
Affirmative	43,049,050,093.79	95.298
Withheld	2,123,857,040.42	4.702
TOTAL	45,172,907,134.21	100.000
Marie L. Knowles
Affirmative	43,090,434,696.02	95.390
Withheld	2,082,472,438.19	4.610
TOTAL	45,172,907,134.21	100.000
	# of Votes	% of Votes
Ned C. Lautenbach
Affirmative	43,082,185,255.05	95.372
Withheld	2,090,721,879.16	4.628
TOTAL	45,172,907,134.21	100.000
William O. McCoy
Affirmative	42,960,162,066.32	95.102
Withheld	2,212,745,067.89	4.898
TOTAL	45,172,907,134.21	100.000
Robert L. Reynolds
Affirmative	43,087,560,419.66	95.384
Withheld	2,085,346,714.55	4.616
TOTAL	45,172,907,134.21	100.000
Cornelia M. Small
Affirmative	43,092,070,014.53	95.394
Withheld	2,080,837,119.68	4.606
TOTAL	45,172,907,134.21	100.000
William S. Stavropoulos
Affirmative	43,002,032,676.43	95.194
Withheld	2,170,874,457.78	4.806
TOTAL	45,172,907,134.21	100.000
Kenneth L. Wolfe
Affirmative	43,047,241,852.81	95.294
Withheld	2,125,665,281.40	4.706
TOTAL	45,172,907,134.21	100.000
A Denotes trust-wide proposal and voting results. B Effective on or about January 1, 2007.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity OTC Portfolio

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2006 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that, since the last Advisory Contract renewals in July 2005, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) voluntarily entering into contractual arrangements with certain brokers pursuant to which Fidelity pays for research products and services separately out of its own resources, rather than bundling with fund commissions; (iii) launching the Fidelity Advantage Class of its five Spartan stock index funds and three Spartan bond index funds, which is a lower-fee class available to shareholders with higher account balances; (iv) contractually agreeing to impose expense limitations on Fidelity U.S. Bond Index Fund and reducing the fund's initial investment minimum; and (v) offering shareholders of each of the Fidelity Institutional Money Market Funds the privilege of exchanging shares of the fund for shares of other Fidelity funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2005, the fund's cumulative total returns, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the fund.

Annual Report

Fidelity OTC Portfolio

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of the fund was in the third quartile for the one- and five-year periods and the fourth quartile for the three-year period. The Board also stated that the relative investment performance of the fund was higher than its benchmark for the one- and five-year periods, although the fund's three-year cumulative total return was lower than its benchmark. The Board discussed with FMR actions to be taken by FMR to improve the fund's disappointing performance. The Board will continue to closely monitor the performance of the fund in the coming year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board noted with favor FMR's reorganization of its senior management team in 2005 and FMR's dedication of additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 15% means that 85% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity OTC Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2005. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for rolling 36-month periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of the fund's total expenses, the Board considered the fund's management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the fund's negative performance adjustment. As part of its review, the Board also considered current and historical total expenses of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expenses ranked below its competitive median for 2005.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the fund's total expenses were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

Annual Report

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information on several topics, including (i) Fidelity's fund profitability methodology and profitability trends within certain funds; (ii) portfolio manager compensation; (iii) the extent to which any economies of scale exist and are shared between the funds and Fidelity; (iv) the total expenses of certain funds and classes relative to competitors, including the extent to which the expenses of certain funds have been or could be capped; (v) fund performance trends; and (vi) Fidelity's fee structures, including use of performance fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)

Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

15445 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

10100 Santa Monica Blvd.
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

123 South Lake Avenue
Pasadena, CA

16995 Bernardo Ctr. Drive
Rancho Bernardo, CA

1220 Roseville Parkway
Roseville, CA

1740 Arden Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

11943 El Camino Real
San Diego, CA

8 Montgomery Street
San Francisco, CA

3793 State Street
Santa Barbara, CA

1200 Wilshire Boulevard
Santa Monica, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

Colorado

1625 Broadway
Denver, CO

9185 Westview Road
Lone Tree, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

400 Delaware Avenue
Wilmington, DE

Florida

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

4671 Town Center Parkway
Jacksonville, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

3501 PGA Boulevard
Palm Beach Gardens, FL

3550 Tamiami Trail, South
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

2465 State Road 7
Wellington, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

875 North Michigan Ave.
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1572 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7315 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

238 Main Street
Cambridge, MA

405 Cochituate Road
Framingham, MA

416 Belmont Street
Worcester, MA

Annual Report

Michigan

500 E. Eisenhower Pkwy.
Ann Arbor, MI

280 Old N. Woodward Ave.
Birmingham, MI

43420 Grand River Avenue
Novi, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

1524 South Lindbergh Blvd.
St. Louis, MO

Nevada

2225 Village Walk Drive
Henderson, NV

New Jersey

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

396 Route 17, North
Paramus, NJ

3518 Route 1 North
Princeton, NJ

530 Broad Street
Shrewsbury, NJ

New York

1055 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

980 Madison Avenue
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

200 Fifth Avenue
New York, NY

733 Third Avenue
New York, NY

11 Penn Plaza
New York, NY

2070 Broadway
New York, NY

1075 Northern Blvd.
Roslyn, NY

799 Central Park Avenue
Scarsdale, NY

North Carolina

4611 Sharon Road
Charlotte, NC

7011 Fayetteville Road
Durham, NC

Ohio

3805 Edwards Road
Cincinnati, OH

1324 Polaris Parkway
Columbus, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

7493 SW Bridgeport Road
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

47 Providence Place
Providence, RI

Tennessee

6150 Poplar Avenue
Memphis, TN

Texas

10000 Research Boulevard
Austin, TX

4001 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

6560 Fannin Street
Houston, TX

6500 N. MacArthur Blvd.
Irving, TX

6005 West Park Boulevard
Plano, TX

14100 San Pedro
San Antonio, TX

1576 East Southlake Blvd.
Southlake, TX

19740 IH 45 North
Spring, TX

Utah

279 West South Temple
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

411 108th Avenue, N.E.
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Research & Analysis Company
(formerly Fidelity Management &
Research (Far East) Inc.)

Fidelity Management & Research
(U.K.) Inc.

Fidelity Investments Japan Limited

Fidelity International Investments
Advisors

Fidelity International Investments
Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

OTC-UANN-0906
1.789250.103

Fidelity®

Real Estate Income

Fund

Annual Report

July 31, 2006

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com/holdings.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Although many securities markets made gains in early 2006, inflation concerns led to mixed results through the year's mid-point. Financial markets are always unpredictable. There are, however, a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2006	Past 1 year	Life of Fund A
Fidelity Real Estate Income Fund	4.82%	11.17%

A From February 4, 2003.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Real Estate Income Fund on February 4, 2003, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Standard and Poor's 500SM Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Mark Snyderman, Portfolio Manager of Fidelity® Real Estate Income Fund

The fundamentals of the commercial property markets continued to be positive during the 12 months ending July 31, 2006. Growth in demand for new office, apartment and retail properties grew gently while very limited new supply was created - providing a favorable real estate market backdrop. During the period, the U.S. real estate investment trust (REIT) market, as measured by the FTSE NAREIT All REIT index (NAREIT index), returned 12.48%. The broad stock market, as measured by the Standard & Poor's 500SM Index, gained 5.38%, while the Merrill Lynch® Real Estate Corporate Bond Index - a market-capitalization-weighted index that measures the performance of investment-grade public debt of real estate sector corporate issuers in the domestic bond market - gained 2.14%.

The fund returned 4.82% during the past year, while the Fidelity Real Estate Income Composite Index - a 40/40/20 blend of the Morgan Stanley® REIT Preferred Index, the Merrill Lynch Real Estate Corporate Bond Index and the NAREIT index, respectively - returned 5.01%. The fund benefited from its high-yield and investment-grade commercial mortgage-backed securities (CMBS), while preferred stocks and high-yield corporate bonds were modest positives. My real estate common stock holdings also performed well, although in hindsight I should have owned more than my 14% average weighting for the year. Two solid performers were CMBS: CS First Boston (CSFB) Mortgage Securities Corp. Series 1998-C1 Class F and J.P. Morgan Commercial Mortgage Finance Corp. Series 1997-C5 Class F. Both benefited from improving credit quality. We sold the CSFB holding after it reached what we considered its fair value. The fund's preferred stock holdings in LBA Realty and CenterPoint Properties Trust detracted. Both companies went private during the period, retiring their common shares and paying off their bonds, but leaving the fate of their preferred shares uncertain.

Note to shareholders: Effective June 1, 2006, the fund changed its supplemental Composite benchmark to include a 20% allocation to the FTSE NAREIT All REIT index, in addition to 40% in the Morgan Stanley REIT Preferred Index and 40% in the Merrill Lynch Real Estate Corporate Bond Index. The Composite benchmark previously comprised a 50/50 blend of the Morgan Stanley and Merrill Lynch indexes. Fidelity believes that, with the addition of the NAREIT index, the Composite benchmark better represents the diversified real estate market and more accurately reflects the fund's real estate holdings and investment strategy.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2006 to July 31, 2006).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the fund, as a shareholder in the underlying affiliated central funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying affiliated central funds. These fees and expenses are not included in the fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the fund, as a shareholder in the underlying affiliated central funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying affiliated central funds. These fees and expenses are not included in the fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Beginning Account Value February 1, 2006	Ending Account Value July 31, 2006	Expenses Paid During Period* February 1, 2006 to July 31, 2006
Actual	$ 1,000.00	$ 1,031.20	$ 4.28
Hypothetical (5% return per year before expenses)	$ 1,000.00	$ 1,020.58	$ 4.26

* Expenses are equal to the Fund's annualized expense ratio of .85%; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The fees and expenses of the underlying affiliated central funds in which the fund invests are not included in the fund's annualized expense ratio.

Annual Report

Investment Changes

Top Five Stocks as of July 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
MFA Mortgage Investments, Inc. Series A, 8.50%	1.1	1.0
LaSalle Hotel Properties Series A, 10.25%	1.0	0.9
Anworth Mortgage Asset Corp. Series A, 8.625%	1.0	0.9
General Growth Properties, Inc.	1.0	0.6
Newcastle Investment Corp. Series B, 9.75%	1.0	0.9
	5.1
Top 5 Bonds as of July 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Thornburg Mortgage, Inc. 8% 5/15/13	1.1	1.0
American Financial Realty Trust 4.375% 7/15/24	0.9	0.0
Wrightwood Capital LLC 9% 6/1/14	0.7	0.7
Ventas Realty LP/Ventas Capital Corp. 9% 5/1/12	0.7	0.6
First Chicago/Lennar Trust I Series 1997-CHL1 Class E, 7.6364% 4/29/39	0.7	0.6
	4.1
Asset Allocation (% of fund's net assets)
As of July 31, 2006*		As of January 31, 2006**
	Common Stocks 18.4%		Common Stocks 13.8%
	Preferred Stocks 25.0%		Preferred Stocks 29.6%
	Bonds 44.2%		Bonds 46.7%
	Convertible Securities 3.4%		Convertible Securities 2.2%
	Other Investments 2.9%		Other Investments 2.8%
	Short-Term Investments and Net Other Assets 6.1%		Short-Term Investments and Net Other Assets 4.9%
* Foreign investments	0.4%	** Foreign investments	0.3%

The information in the above tables is based on the combined investments of the fund and its pro-rata share of the investments of Fidelity's fixed-income central fund.
Percentages are adjusted for the effect of futures and swap contacts, if applicable.
For an unaudited list of holdings for each fixed-income central fund, visit fidelity.com.

Annual Report

Investments July 31, 2006

Showing Percentage of Net Assets

Common Stocks - 18.4%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 1.2%
Hotels, Restaurants & Leisure - 0.5%
Red Lion Hotels Corp. (a)	68,300	$ 663,193
Starwood Hotels & Resorts Worldwide, Inc.	40,200	2,113,716
		2,776,909
Household Durables - 0.7%
KB Home	26,200	1,114,024
Lennar Corp. Class A	26,500	1,185,345
Ryland Group, Inc.	28,300	1,156,055
		3,455,424
TOTAL CONSUMER DISCRETIONARY		6,232,333
FINANCIALS - 17.1%
Real Estate Investment Trusts - 17.0%
Acadia Realty Trust (SBI)	46,600	1,110,944
Alexandria Real Estate Equities, Inc.	17,500	1,652,350
American Financial Realty Trust (SBI)	113,000	1,308,540
Annaly Mortgage Management, Inc.	244,200	3,128,202
Anworth Mortgage Asset Corp.	291,300	2,298,357
Apartment Investment & Management Co. Class A	8,700	418,383
AvalonBay Communities, Inc.	18,400	2,151,328
Boston Properties, Inc.	10,900	1,070,380
Capital Lease Funding, Inc.	94,000	1,033,060
Capital Trust, Inc. Class A	23,800	818,244
Cousins Properties, Inc.	15,100	479,727
Developers Diversified Realty Corp.	29,900	1,578,122
DiamondRock Hospitality Co.	55,500	891,885
Eagle Hospitality Properties Trust, Inc.	19,300	178,139
Education Realty Trust, Inc.	41,100	642,393
Equity Lifestyle Properties, Inc.	89,130	3,829,916
Equity Office Properties Trust	38,500	1,459,535
Equity Residential (SBI)	64,100	2,981,291
Federal Realty Investment Trust (SBI)	24,300	1,762,965
Fieldstone Investment Corp.	138,217	1,250,864
General Growth Properties, Inc.	115,640	5,277,810
Glenborough Realty Trust, Inc.	41,700	925,740
GMH Communities Trust	55,900	700,986
Healthcare Realty Trust, Inc.	7,000	231,630
HomeBanc Mortgage Corp., Georgia	274,200	2,248,440
Host Hotels & Resorts, Inc.	190,349	4,039,206
Inland Real Estate Corp.	296,100	4,799,781
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Real Estate Investment Trusts - continued
Innkeepers USA Trust (SBI)	26,500	$ 447,055
Kimco Realty Corp.	71,800	2,817,432
KKR Financial Corp.	31,400	727,224
Lexington Corporate Properties Trust	36,800	733,056
MFA Mortgage Investments, Inc.	198,400	1,361,024
MortgageIT Holdings, Inc.	169,100	2,470,551
Nationwide Health Properties, Inc.	83,100	1,971,132
New York Mortgage Trust, Inc.	138,800	631,540
Newcastle Investment Corp.	137,000	3,519,530
Opteum, Inc. Class A	114,400	995,280
Origen Financial, Inc. (c)	75,000	450,000
ProLogis Trust	45,266	2,505,473
Redwood Trust, Inc.	13,200	628,056
Regency Centers Corp.	5,800	371,896
Resource Capital Corp.	17,400	224,112
Saxon Capital, Inc.	289,000	3,268,590
Simon Property Group, Inc.	28,804	2,463,606
Spirit Finance Corp.	425,300	4,720,830
Strategic Hotel & Resorts, Inc.	19,000	379,050
Trizec Properties, Inc.	41,200	1,184,912
Trustreet Properties, Inc.	54,800	729,388
U-Store-It Trust	11,700	223,002
United Dominion Realty Trust, Inc. (SBI)	65,100	1,813,035
Ventas, Inc.	121,500	4,341,195
Vornado Realty Trust	12,900	1,348,695
		88,593,882
Real Estate Management & Development - 0.1%
The St. Joe Co.	11,000	493,900
TOTAL FINANCIALS		89,087,782
MATERIALS - 0.1%
Paper & Forest Products - 0.1%
Weyerhaeuser Co.	12,100	709,786
TOTAL COMMON STOCKS (Cost $81,134,763)		96,029,901
Preferred Stocks - 27.2%
	Shares	Value (Note 1)
Convertible Preferred Stocks - 2.2%
FINANCIALS - 2.2%
Real Estate Investment Trusts - 2.2%
Annaly Mortgage Management, Inc. Series B, 6.00%	20,000	$ 533,020
Crescent Real Estate Equities Co. Series A, 6.75%	17,700	371,700
Equity Office Properties Trust Series B, 5.25%	74,000	4,014,500
Glenborough Realty Trust, Inc. Series A, 7.75%	2,030	50,446
The Mills Corp. 6.75% (c)	3,158	2,518,505
Trustreet Properties, Inc. Series C, 7.50%	27,300	569,751
Windrose Medical Properties Trust 7.50%	138,500	3,505,435
		11,563,357
Nonconvertible Preferred Stocks - 25.0%
CONSUMER DISCRETIONARY - 0.0%
Hotels, Restaurants & Leisure - 0.0%
Hilton Hotels Corp. 8.00%	4,800	121,680
FINANCIALS - 25.0%
Diversified Financial Services - 0.6%
DRA CRT Acquisition Corp. Series A, 8.50%	25,000	575,000
Red Lion Hotels Capital Trust 9.50%	87,750	2,325,375
		2,900,375
Real Estate Investment Trusts - 23.3%
Accredited Mortgage Loan Trust Series A, 9.75%	172,595	4,416,706
Alexandria Real Estate Equities, Inc.:
Series B, 9.10%	101,200	2,572,504
Series C, 8.375%	65,000	1,691,950
American Home Mortgage Investment Corp.:
Series A, 9.375%	120,000	3,141,600
Series B, 9.25%	87,000	2,241,990
Annaly Mortgage Management, Inc. Series A, 7.875%	157,000	3,738,170
Anthracite Capital, Inc. Series C, 9.375%	46,000	1,185,420
Anworth Mortgage Asset Corp. Series A, 8.625%	217,827	5,288,840
Apartment Investment & Management Co.:
Series G, 9.375%	66,600	1,762,236
Series T, 8.00%	57,500	1,457,050
Ashford Hospitality Trust, Inc. Series A, 8.55%	100,000	2,562,000
Capital Lease Funding, Inc. Series A, 8.125%	2,000	50,400
CBL & Associates Properties, Inc. Series B, 8.75%	60,000	3,051,000
Cedar Shopping Centers, Inc. 8.875%	90,000	2,353,500
CenterPoint Properties Trust Series D, 5.377%	3,575	2,681,250
Colonial Properties Trust (depositary shares) Series D, 8.125%	3,500	89,845
Preferred Stocks - continued
	Shares	Value (Note 1)
Nonconvertible Preferred Stocks - continued
FINANCIALS - continued
Real Estate Investment Trusts - continued
Cousins Properties, Inc. Series A, 7.75%	81,700	$ 2,100,507
Crescent Real Estate Equities Co. Series B, 9.50%	33,900	882,417
Developers Diversified Realty Corp. (depositary shares) Series F, 8.60%	7,200	184,392
Digital Realty Trust, Inc. Series A, 8.50%	120,000	3,052,800
Duke Realty Corp. (depositary shares) Series B, 7.99%	74,700	3,735,000
Eagle Hospitality Properties Trust, Inc. Series A, 8.25%	24,000	600,000
Eastgroup Properties, Inc. Series D, 7.95%	103,900	2,633,865
Entertainment Properties Trust Series A 9.50%	20,000	517,000
Equity Inns, Inc. Series B, 8.75%	55,000	1,457,500
Federal Realty Investment Trust Series B, 8.50%	11,600	291,740
Glimcher Realty Trust Series F, 8.75%	32,000	819,200
Hersha Hospitality Trust Series A, 8.00%	40,000	1,004,000
Highwoods Properties, Inc.:
Series A, 8.625%	214	217,210
Series B, 8.00%	8,266	208,221
Home Properties of New York, Inc. Series F, 9.00%	5,000	128,400
HomeBanc Mortgage Corp., Georgia Series A, 10.00%	107,485	2,751,616
Host Hotels & Resorts, Inc. Series E, 8.875%	50,000	1,350,000
HRPT Properties Trust Series B, 8.75%	41,200	1,064,196
Impac Mortgage Holdings, Inc. Series C, 9.125%	97,500	2,369,250
Innkeepers USA Trust Series C, 8.00%	42,400	1,066,360
LaSalle Hotel Properties:
Series A, 10.25%	208,200	5,454,840
Series B, 8.375%	19,400	510,220
LBA Realty Fund II:
Series A, 8.75% (a)(c)	69,000	2,794,500
Series B, 7.625% (a)	24,800	483,600
Lexington Corporate Properties Trust Series B, 8.05%	74,500	1,873,675
MFA Mortgage Investments, Inc. Series A, 8.50%	229,400	5,560,656
Mid-America Apartment Communities, Inc. Series H, 8.30%	27,800	720,020
Nationwide Health Properties, Inc. 7.677%	36,939	3,730,839
New Plan Excel Realty Trust (depositary shares) Series D, 7.80%	42,106	2,136,880
Newcastle Investment Corp. Series B, 9.75%	199,700	5,212,170
Omega Healthcare Investors, Inc. Series D, 8.375%	79,800	2,054,052
Parkway Properties, Inc. Series D, 8.00%	40,000	1,042,000
Prime Group Realty Trust Series B, 9.00%	60,000	990,600
ProLogis Trust Series C, 8.54%	6,478	361,553
PS Business Parks, Inc. (depositary shares) Series F, 8.75%	21,500	545,670
Preferred Stocks - continued
	Shares	Value (Note 1)
Nonconvertible Preferred Stocks - continued
FINANCIALS - continued
Real Estate Investment Trusts - continued
RAIT Investment Trust:
Series A, 7.75%	44,200	$ 1,078,480
Series B, 8.375%	81,300	2,060,955
Realty Income Corp. 8.25%	76,800	2,021,376
Saul Centers, Inc. 8.00%	119,500	3,089,075
Simon Property Group, Inc.:
Series G, 7.89%	29,600	1,503,680
Series J, 8.375%	16,100	945,875
Strategic Hotel & Resorts, Inc. 8.50% (c)	119,500	3,047,250
The Mills Corp.:
Series B, 9.00%	46,400	1,055,600
Series C, 9.00%	157,300	3,616,327
Series E, 8.75%	151,020	3,449,297
Series G, 7.875%	20,767	454,797
United Dominion Realty Trust, Inc. Series B, 8.60%	12,500	321,875
Winston Hotels, Inc. Series B, 8.00%	35,600	888,220
		121,722,217
Real Estate Management & Development - 0.4%
Affordable Residential Communties, Inc. Series A, 8.25%	83,000	1,979,550
Thrifts & Mortgage Finance - 0.7%
Fannie Mae 7.00%	20,000	1,079,000
MFH Financial Trust I 9.50% (a)(c)	22,660	2,316,985
		3,395,985
TOTAL FINANCIALS		129,998,127
TOTAL NONCONVERTIBLE PREFERRED STOCKS		130,119,807
TOTAL PREFERRED STOCKS (Cost $143,635,475)		141,683,164
Corporate Bonds - 26.0%
		Principal Amount	Value (Note 1)
Convertible Bonds - 1.2%
FINANCIALS - 1.2%
Real Estate Investment Trusts - 1.0%
American Financial Realty Trust 4.375% 7/15/24		$ 4,750,000	$ 4,417,025
Essex Portfolio LP 3.625% 11/1/25 (c)		400,000	477,080
			4,894,105
Real Estate Management & Development - 0.2%
Affordable Resources Communities LP 7.5% 8/15/25 (c)		1,000,000	1,040,060
TOTAL FINANCIALS			5,934,165
Nonconvertible Bonds - 24.8%
CONSUMER DISCRETIONARY - 3.4%
Hotels, Restaurants & Leisure - 0.7%
Felcor Lodging LP 9% 6/1/11 (e)		1,500,000	1,575,000
Host Marriott LP 7% 8/15/12		1,000,000	1,000,000
Landry's Seafood Restaurants, Inc. 7.5% 12/15/14		1,000,000	925,000
			3,500,000
Household Durables - 2.7%
Beazer Homes USA, Inc. 8.375% 4/15/12		1,000,000	980,000
D.R. Horton, Inc. 4.875% 1/15/10		1,000,000	957,500
K. Hovnanian Enterprises, Inc.:
6% 1/15/10		420,000	387,450
6.25% 1/15/16		1,000,000	865,000
7.75% 5/15/13		2,500,000	2,262,500
KB Home:
5.875% 1/15/15		1,000,000	862,200
6.25% 6/15/15		100,000	87,932
7.75% 2/1/10		1,500,000	1,488,750
Kimball Hill, Inc. 10.5% 12/15/12		600,000	543,000
Standard Pacific Corp.:
6.5% 8/15/10		500,000	462,500
9.25% 4/15/12		1,500,000	1,425,000
Stanley-Martin Communities LLC 9.75% 8/15/15		2,020,000	1,585,700
Technical Olympic USA, Inc. 7.5% 3/15/11		200,000	165,000
WCI Communities, Inc. 9.125% 5/1/12		2,250,000	2,019,375
			14,091,907
TOTAL CONSUMER DISCRETIONARY			17,591,907
Corporate Bonds - continued
		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
CONSUMER STAPLES - 0.3%
Food & Staples Retailing - 0.3%
Ahold Lease Series 2001 A1 pass thru trust certificates 7.82% 1/2/20		$ 1,433,258	$ 1,461,923
FINANCIALS - 20.6%
Real Estate Investment Trusts - 16.6%
American Health Properties, Inc. 7.5% 1/15/07		1,000,000	1,008,578
Archstone-Smith Trust 5% 8/15/07		300,000	297,900
Arden Realty LP:
5.2% 9/1/11		740,000	730,036
5.25% 3/1/15		400,000	386,871
7% 11/15/07		1,000,000	1,018,523
8.5% 11/15/10		1,000,000	1,111,390
Bay Apartment Communities, Inc. 6.625% 1/15/08		840,000	849,681
Brandywine Operating Partnership LP 4.5% 11/1/09		1,000,000	960,381
Camden Property Trust:
4.375% 1/15/10		2,370,000	2,281,049
7% 11/15/06		943,000	946,699
Colonial Properties Trust 7% 7/14/07		3,450,000	3,485,514
Commercial Net Lease Realty, Inc.:
6.15% 12/15/15		100,000	97,726
6.25% 6/15/14		500,000	496,251
Crescent Real Estate Equities LP 7.5% 9/15/07 (e)		1,500,000	1,513,125
Crescent Real Estate Equities LP/Crescent Finance Co. 9.25% 4/15/09		2,500,000	2,562,500
Developers Diversified Realty Corp.:
5% 5/3/10		1,000,000	975,622
6.625% 1/15/08		550,000	556,754
7.5% 7/15/18		200,000	216,841
Duke Realty LP:
5.25% 1/15/10		200,000	196,425
6.8% 2/12/09		1,500,000	1,538,403
Evans Withycombe Residential LP 7.625% 4/15/07		1,675,000	1,690,361
Federal Realty Investment Trust 6.125% 11/15/07		1,200,000	1,204,018
Health Care REIT, Inc.:
6% 11/15/13		1,000,000	977,421
7.5% 8/15/07		450,000	453,307
8% 9/12/12		2,450,000	2,662,912
Healthcare Realty Trust, Inc. 8.125% 5/1/11		1,790,000	1,933,123
Heritage Property Investment Trust, Inc. 4.5% 10/15/09		1,500,000	1,449,180
Corporate Bonds - continued
		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
FINANCIALS - continued
Real Estate Investment Trusts - continued
Highwoods/Forsyth LP:
7% 12/1/06		$ 500,000	$ 501,277
7.125% 2/1/08		950,000	966,534
Hospitality Properties Trust 6.75% 2/15/13		610,000	630,963
HRPT Properties Trust:
5.9406% 3/16/11 (e)		1,500,000	1,501,521
6.5% 1/15/13		200,000	204,353
iStar Financial, Inc.:
5.125% 4/1/11		1,000,000	966,760
5.9638% 3/16/09 (e)		500,000	503,252
6.5% 12/15/13		1,000,000	996,250
7% 3/15/08		1,800,000	1,788,750
Liberty Property LP 7.25% 8/15/07		1,500,000	1,509,990
Mack-Cali Realty LP 7.25% 3/15/09		100,000	103,159
Nationwide Health Properties, Inc.:
6% 5/20/15		1,000,000	966,781
7.23% 11/8/06		300,000	301,024
8.25% 7/1/12		1,300,000	1,398,870
Omega Healthcare Investors, Inc. 7% 4/1/14		2,970,000	2,858,625
Price Development Co. LP 7.29% 3/11/08		1,100,000	1,112,375
ProLogis Trust 7.1% 4/15/08		775,000	793,334
Reckson Operating Partnership LP 7.75% 3/15/09		2,600,000	2,724,036
Security Capital Industrial Trust 7.95% 5/15/08		64,000	65,035
Senior Housing Properties Trust:
7.875% 4/15/15		355,000	358,550
8.625% 1/15/12		2,500,000	2,625,000
Shurgard Storage Centers, Inc.:
5.875% 3/15/13		1,000,000	1,005,249
7.75% 2/22/11		500,000	535,795
Simon Property Group LP 5.375% 8/28/08		550,000	547,316
Tanger Properties LP 9.125% 2/15/08		300,000	312,750
The Rouse Co.:
5.375% 11/26/13		2,000,000	1,828,078
7.2% 9/15/12		3,220,000	3,237,130
Thornburg Mortgage, Inc. 8% 5/15/13		5,995,000	5,860,108
Trustreet Properties, Inc. 7.5% 4/1/15		3,500,000	3,451,875
United Dominion Realty Trust 5% 1/15/12		1,000,000	956,044
United Dominion Realty Trust, Inc. 6.5% 6/15/09		325,000	335,633
Corporate Bonds - continued
		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
FINANCIALS - continued
Real Estate Investment Trusts - continued
Ventas Realty LP/Ventas Capital Corp.:
6.5% 6/1/16		$ 1,730,000	$ 1,656,475
6.625% 10/15/14		2,170,000	2,115,750
6.75% 6/1/10		2,100,000	2,079,000
8.75% 5/1/09		800,000	840,000
9% 5/1/12		3,261,000	3,562,643
Vornado Realty LP 4.5% 8/15/09		1,000,000	966,982
Vornado Realty Trust 5.625% 6/15/07		2,700,000	2,692,594
			86,460,452
Real Estate Management & Development - 3.0%
American Real Estate Partners/American Real Estate Finance Corp.:
7.125% 2/15/13		1,000,000	977,500
8.125% 6/1/12		3,190,000	3,237,850
EOP Operating LP 6.1081% 10/1/10 (e)		3,000,000	3,027,582
First Industrial LP:
5.25% 6/15/09		1,000,000	983,721
7.375% 3/15/11		2,100,000	2,219,534
7.6% 5/15/07		1,000,000	1,013,241
Post Apartment Homes LP:
5.125% 10/12/11		1,500,000	1,438,577
7.7% 12/20/10		2,500,000	2,666,405
			15,564,410
Thrifts & Mortgage Finance - 1.0%
Saxon Capital, Inc. 12% 5/1/14 (c)		1,750,000	1,758,750
Wrightwood Capital LLC 9% 6/1/14 (h)		4,000,000	3,880,000
			5,638,750
TOTAL FINANCIALS			107,663,612
HEALTH CARE - 0.3%
Health Care Providers & Services - 0.3%
Extendicare Health Services, Inc. 6.875% 5/1/14		1,500,000	1,560,000
Corporate Bonds - continued
		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
TELECOMMUNICATION SERVICES - 0.2%
Wireless Telecommunication Services - 0.2%
American Tower Corp. 7.125% 10/15/12		$ 1,000,000	$ 1,007,500
TOTAL NONCONVERTIBLE BONDS			129,284,942
TOTAL CORPORATE BONDS (Cost $138,211,755)			135,219,107
Asset-Backed Securities - 4.3%

Ameriquest Mortgage Securities, Inc. Series 2004-R9 Class M9, 7.885% 10/25/34 (c)(e)		2,000,000	1,899,999
Conseco Finance Securitizations Corp.:
Series 2000-4 Class A4, 7.73% 4/1/31		317,614	281,427
Series 2002-2 Class M2, 9.163% 3/1/33		500,000	366,856
Crest Clarendon Street Ltd./Crest Clarendon Corp. Series 2002-1A Class D, 9% 12/28/35 (c)		500,000	534,175
Crest Dartmouth Street Ltd./Crest Dartmouth Street Corp. Series 2003-1A Class D, 9% 6/28/38 (c)		850,000	917,813
Crown Castle Towers LLC/Crown Atlantic Holdings Sub LLC/Crown Communication, Inc. Series 2005-1 Class D, 5.612% 6/15/35 (c)		2,000,000	1,959,106
Diversified REIT Trust:
Series 1999-1A Class H, 6.78% 3/18/11 (c)(e)		1,785,000	1,696,494
Series 2000-1A Class G, 6.971% 3/8/10 (c)		1,720,000	1,683,914
Fairfield Street Solar Corp. Series 2004-1A Class E1, 8.585% 11/28/39 (c)(e)		550,000	555,896
Gramercy Real Estate CDO Ltd. Series 2005-1A Class H, 7.485% 7/25/35 (c)(e)		2,000,000	2,010,580
Green Tree Financial Corp. Series 1996-4 Class M1, 7.75% 6/15/27		1,788,179	1,484,188
GSAMP Trust Series 2005-HE3 Class B3, 7.885% 6/25/35 (e)		1,259,000	1,115,493
Guggenheim Structured Real Estate Funding Ltd./Guggenheim Structured Real Estate Funding LLC Series 2005-2A:
Class D, 6.935% 8/26/30 (c)(e)		735,000	737,058
Class E, 7.385% 8/26/30 (c)(e)		1,420,000	1,429,514
Merit Securities Corp. Series 13 Class M1, 8.63% 12/28/33		500,000	440,000
Asset-Backed Securities - continued
		Principal Amount	Value (Note 1)
Park Place Securities NIMS Trust Series 2004-WCW1 Class NOTE, 5.65% 9/25/34 (c)		$ 87,063	$ 86,628
Park Place Securities, Inc. Series 2004-WHQ2 Class M10, 7.885% 2/25/35 (c)(e)		1,500,000	1,393,080
Resi Finance LP Series 2006-B Class B6, 7.0688% 6/15/38 (e)		999,342	999,322
Taberna Preferred Funding III Ltd. Series 2005-3A Class D, 7.8% 2/5/36 (c)(e)		3,000,000	2,992,500
TOTAL ASSET-BACKED SECURITIES (Cost $22,793,543)			22,584,043
Collateralized Mortgage Obligations - 3.2%

Private Sponsor - 3.1%
Countrywide Home Loans, Inc.:
Series 2002-38 Class B3, 5% 2/25/18 (c)		203,955	184,809
Series 2002-R2 Class 2B3, 5.5081% 7/25/33 (c)(e)		268,754	175,546
Series 2003-40 Class B3, 4.5% 10/25/18 (c)		257,668	222,500
Series 2003-R2 Class B3, 5.5% 5/25/43 (c)		582,062	457,373
Series 2003-R3:
Class B2, 5.5% 11/25/33		1,840,246	1,661,569
Class B3, 5.5% 11/25/33 (c)		551,029	438,733
Series 2004-R1 Class 1B3, 5.5% 11/25/34 (c)(e)		620,805	481,827
Diversified REIT Trust Series 2000-1A Class F, 6.971% 3/8/10 (c)		1,512,000	1,515,417
Residential Finance LP/Residential Finance Development Corp. floater:
Series 2002-A Class B10, 21.545% 10/10/34 (e)		540,484	558,333
Series 2003-B Class B9, 17.295% 7/10/35 (c)(e)		945,916	982,346
Series 2004-C Class B5, 6.695% 9/10/36 (e)		389,708	392,814
Series 2005-A Class B6, 7.345% 3/10/37 (c)(e)		1,961,724	1,971,173
Series 2005-B Class B6, 6.945% 6/10/37 (c)(e)		978,623	978,742
Series 2005-D Class B6, 7.6188% 12/15/37 (c)(e)		494,417	497,800
Residential Funding Mortgage Securities I, Inc. Series 2002-S20 Class M3, 5.25% 12/25/17		83,039	76,213
Residential Funding Securities Corp. Series 2002-RM1 Class BI1, 5.5% 12/25/17 (c)		172,701	160,286
Resix Finance Ltd. floater:
Series 2003-D Class B8, 11.845% 12/10/35 (c)(e)		714,231	729,426
Series 2004-A Class B7, 9.595% 2/10/36 (c)(e)		675,839	682,551
Series 2004-B Class B7, 9.345% 2/10/36 (c)(e)		812,239	817,135
Collateralized Mortgage Obligations - continued
		Principal Amount	Value (Note 1)
Private Sponsor - continued
Resix Finance Ltd. floater: - continued
Series 2005-C Class B7, 8.445% 9/10/37 (c)(e)		$ 1,977,212	$ 1,969,997
Series 2006-B Class B7, 9.2188% 7/15/38 (c)(e)		999,342	999,322
TOTAL PRIVATE SPONSOR			15,953,912
U.S. Government Agency - 0.1%
Fannie Mae REMIC Trust:
Series 2003-W1 Subordinate REMIC Pass-Through Certificate, Class B3, 5.75% 12/25/42		329,893	271,084
Series 2003-W4 Subordinate REMIC Pass-Through Certificate, Class 2B3, 5.5246% 10/25/42 (c)(d)		82,667	54,476
Series 2003-W10 Subordinate REMIC Pass-Through Certificate, Class 2B3, 5.3238% 6/25/43 (d)		192,377	122,635
Series 2001-W3 Subordinate REMIC Pass-Through Certificate, Class B3, 7% 9/25/41		286,795	252,483
Series 2002-W1 Subordinate REMIC Pass-Through Certificate, Class 3B3, 5.2957% 2/25/42 (c)(d)		167,247	111,774
TOTAL U.S. GOVERNMENT AGENCY			812,452
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $16,818,118)			16,766,364
Commercial Mortgage Securities - 8.9%

Asset Securitization Corp. Series 1997-D4 Class B2, 7.525% 4/14/29		515,000	557,968
Banc of America Commercial Mortgage, Inc. Series 2003-2:
Class BWD, 6.947% 10/11/37 (c)		425,409	416,271
Class BWE, 7.226% 10/11/37 (c)		576,361	563,810
Class BWF, 7.55% 10/11/37 (c)		508,726	498,714
Class BWG, 8.155% 10/11/37 (c)		493,043	479,490
Class BWH, 9.073% 10/11/37 (c)		258,774	255,663
Class BWJ, 9.99% 10/11/37 (c)		425,409	419,703
Class BWK, 10.676% 10/11/37 (c)		334,250	331,703
Class BWL, 10.1596% 10/11/37 (c)		563,618	521,046
Banc of America Large Loan, Inc. floater:
Series 2005-BOCA Class M, 7.4688% 12/15/16 (c)(e)		1,790,000	1,783,956
Series 2005-ESHA Class K, 7.1588% 7/14/08 (c)(e)		3,000,000	3,011,009
Series 2005-MIB1 Class K, 7.3688% 3/15/22 (c)(e)		700,000	689,280
Commercial Mortgage Securities - continued
		Principal Amount	Value (Note 1)
Capital Trust RE CDO Ltd. floater Series 2005-1A Class D, 6.8781% 3/20/50 (c)(e)		$ 2,250,000	$ 2,251,575
CS First Boston Mortgage Securities Corp.:
Series 2004-FL1A Class G, 7.947% 5/15/14 (c)(e)		1,739,397	1,743,187
Series 2004-TF2A Class AX, 1.3983% 11/15/19 (c)(e)(g)		21,744,220	95,675
Series 2004-TFLA Class AX, 0.9157% 2/15/14 (c)(e)(g)		13,543,865	10,835
EQI Financing Partnership I LP Series 1997-1 Class C, 7.58% 2/20/17 (c)		2,500,000	2,498,842
First Chicago/Lennar Trust I:
Series 1997-CHL1 Class E, 7.6364% 4/29/39 (c)(e)		3,500,000	3,550,313
weighted average coupon Series 1997-CHL1 Class D, 7.6364% 4/29/39 (c)(e)		371,623	371,506
Global Signal Trust III Series 2006-1 Class F, 7.036% 2/15/36 (c)		1,015,000	1,023,089
GMAC Commercial Mortgage Securities, Inc. Series 1997-C2 Class F, 6.75% 4/15/29 (e)		2,767,000	2,362,326
J.P. Morgan Commercial Mortgage Finance Corp.:
Series 1997-C5 Class F, 7.5605% 9/15/29		2,000,000	2,169,007
Series 1999-C7 Class F, 6% 10/15/35 (c)		350,000	346,691
Series 1999-C8:
Class G, 6% 7/15/31 (c)		1,385,000	1,367,688
Class H, 6% 7/15/31 (c)		2,638,000	2,380,795
Series 2000-C9 Class G, 6.25% 10/15/32 (c)		2,425,000	2,395,900
JPMorgan Chase Commercial Mortgage Securities Corp. Series 2001-A:
Class G, 6% 10/15/32 (c)(e)		2,895,000	2,265,338
Class X, 1.8844% 10/15/32 (c)(e)(g)		19,903,244	556,296
Merrill Lynch Financial Asset, Inc. Series 2005-CA16:
Class F, 4.384% 7/12/15	CAD	710,000	535,901
Class G, 4.384% 7/12/15	CAD	355,000	258,724
Class H, 4.384% 7/12/15	CAD	236,000	150,395
Class J, 4.384% 7/12/15	CAD	355,000	208,043
Class K, 4.384% 7/12/15	CAD	355,000	194,782
Class L, 4.384% 7/12/15	CAD	236,000	121,363
Class M, 4.384% 7/12/15	CAD	995,000	341,507
Merrill Lynch Mortgage Investors, Inc.:
Series 1999-C1 Class G, 6.71% 11/15/31 (c)		3,359,000	2,748,703
Series 2001-HRPA Class G, 6.778% 2/3/16 (c)		820,000	831,123
Mezz Capital Commercial Mortgage Trust Series 2004-C1:
Class D, 6.988% 9/15/13		750,000	744,371
Class E, 7.983% 10/15/13		1,453,000	1,478,143
Commercial Mortgage Securities - continued
		Principal Amount	Value (Note 1)
Mezz Capital Commercial Mortgage Trust Series 2004-C1: - continued
Class X, 8.0502% 1/15/18 (e)(g)		$ 7,161,989	$ 2,588,108
Morgan Stanley Capital I, Inc.:
Series 1997-C1 Class F, 6.85% 2/15/20 (c)		500,000	499,913
Series 1997-HF1 Class G, 6.86% 7/15/29 (c)		555,000	557,103
Wrightwood Capital Real Estate CDO Ltd. floater Series 2005-1A Class F, 7.1394% 11/21/40 (c)(e)		250,000	251,893
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $46,540,913)			46,427,748
Floating Rate Loans - 1.9%

CONSUMER DISCRETIONARY - 0.5%
Specialty Retail - 0.5%
Toys 'R' US, Inc. term loan 8.3463% 12/9/08 (d)(e)		2,600,000	2,583,750
FINANCIALS - 1.3%
Diversified Financial Services - 0.4%
Landsource Communication Development LLC Tranche B, term loan 7.875% 3/31/10 (e)		2,200,000	2,200,000
Real Estate Investment Trusts - 0.7%
Apartment Investment & Management Co. term loan 7.0106% 3/22/11 (e)		2,200,000	2,205,500
Capital Automotive (REIT) Tranche B, term loan 7.1% 12/16/10 (e)		97,679	97,801
General Growth Properties, Inc. Tranche A1, term loan 6.65% 2/24/10 (e)		1,000,000	986,250
Lion Gables Realty LP term loan 7.1% 9/30/06 (e)		264,376	264,046
Newkirk Master LP Tranche B, term loan 7.0963% 8/11/08 (e)		84,560	84,454
			3,638,051
Real Estate Management & Development - 0.2%
MDS Realty Holdings LLC Tranche M3, term loan 8.8344% 1/8/08 (e)		459,884	459,884
Shea Mountain House LLC Tranche B, term loan 7.09% 5/11/11 (e)		349,125	346,507
			806,391
TOTAL FINANCIALS			6,644,442
Floating Rate Loans - continued
		Principal Amount	Value (Note 1)
TELECOMMUNICATION SERVICES - 0.1%
Wireless Telecommunication Services - 0.1%
Crown Castle Operating Co. Tranche B, term loan 7.65% 6/1/14 (e)		$ 840,000	$ 844,200
TOTAL FLOATING RATE LOANS (Cost $10,099,528)			10,072,392
Preferred Securities - 1.0%

FINANCIALS - 1.0%
Diversified Financial Services - 1.0%
Crest Clarendon Street 2002-1 Ltd. Series 2002-1A Class PS, 11.6458% 12/28/35 (c)(e)	500,000	548,485
Crest Dartmouth Street 2003 1 Ltd. Series 2003-1A Class PS, 25.5535% 6/28/38 (c)(e)	590,000	701,971
Harp High Grade CDO I Ltd. Series 2006-1, 15.49% 7/8/46 (c)(e)	810,000	785,700
Ipswich Street CDO Series 2006-1, 15.15% 6/27/46 (c)(e)	1,350,000	1,304,775
Wachovia Ltd./Wachovia Llc Series 2006-1 Class 1Ml, 7.5081% 9/25/26 (c)(e)	2,000,000	2,000,000
		5,340,931
TOTAL PREFERRED SECURITIES (Cost $5,271,702)		5,340,931
Fixed-Income Funds - 3.9%
	Shares
Fidelity Ultra-Short Central Fund (f) (Cost $19,995,490)	200,884	19,983,940
Money Market Funds - 4.4%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 5.3% (b) (Cost $23,016,748)	23,016,748	$ 23,016,748
TOTAL INVESTMENT PORTFOLIO - 99.2% (Cost $507,518,035)		517,124,338
NET OTHER ASSETS - 0.8%		4,140,351
NET ASSETS - 100%		$ 521,264,689
Currency Abbreviations
CAD	-	Canadian dollar
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $85,789,161 or 16.5% of net assets.

(d) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(e) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(f) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited list of holdings for each fixed-income central fund, as of the investing fund's report date, is available upon request or at fidelity.com. The reports are located just after the fund's financial statements and quarterly reports but are not part of the financial statements or quarterly reports. In addition, the fixed-income central fund's financial statements, which are not covered by the investing fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

(g) Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the par amount of the mortgage pool.

(h) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $3,880,000 or 0.7% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Wrightwood Capital LLC 9% 6/1/14	1/1/05	$ 4,000,000
Affiliated Central Funds
Information regarding fiscal year to date income earned by the fund from the affiliated Central funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 935,227
Fidelity Ultra-Short Central Fund	1,108,067
Total	$ 2,043,294

Additional information regarding the fund's fiscal year to date purchases and sales, including the ownership percentage, of the following fixed income Central Funds is as follows:
Fund	Value, beginning of period	Purchases	Sales Proceeds	Value, end of period	% ownership, end of period
Fidelity Ultra-Short Central Fund	$ 24,983,905	$ -	$ 4,999,462	$ 19,983,940	0.3%
Other Information
The composition of credit quality ratings as a percentage of net assets is as follows (ratings are unaudited):
U.S.Government and U.S.Government Agency Obligations	0.4%
AAA,AA,A	3.0%
BBB	16.5%
BB	15.9%
B	6.4%
CCC,CC,C	0.1%
Not Rated	5.7%
Equities	45.6%
Short-Term Investments and Net Other Assets	6.4%
100.0%
We have used ratings from Moody's® Investors Services, Inc. Where Moody's ratings are not available, we have used S&P® ratings.
The information in the above tables is based on the combined investments of the fund and its pro-rata share of the investments of Fidelity's fixed-income central fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2006

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $464,505,797)	$ 474,123,650
Affiliated Central Funds (cost $43,012,238)	43,000,688
Total Investments (cost $507,518,035)		$ 517,124,338
Cash		1,016,487
Receivable for investments sold		478,632
Receivable for fund shares sold		1,338,448
Dividends receivable		705,123
Interest receivable		3,233,958
Prepaid expenses		999
Other receivables		3,889
Total assets		523,901,874

Liabilities
Payable for investments purchased Regular delivery	$ 1,011,130
Delayed delivery	99,750
Payable for fund shares redeemed	1,101,036
Accrued management fee	244,254
Other affiliated payables	113,885
Other payables and accrued expenses	67,130
Total liabilities		2,637,185

Net Assets		$ 521,264,689
Net Assets consist of:
Paid in capital		$ 491,225,096
Undistributed net investment income		6,570,783
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		13,862,544
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		9,606,266
Net Assets, for 44,233,090 shares outstanding		$ 521,264,689
Net Asset Value, offering price and redemption price per share ($521,264,689 ÷ 44,233,090 shares)		$ 11.78

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended July 31, 2006

Investment Income
Dividends		$ 16,132,776
Interest		19,817,867
Income from affiliated Central Funds		2,043,294
Total income		37,993,937

Expenses
Management fee	$ 3,336,430
Transfer agent fees	1,237,165
Accounting fees and expenses	267,348
Independent trustees' compensation	2,445
Custodian fees and expenses	18,402
Registration fees	40,003
Audit	75,834
Legal	9,965
Miscellaneous	33,743
Total expenses before reductions	5,021,335
Expense reductions	(28,822)	4,992,513
Net investment income (loss)		33,001,424
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	19,669,643
Affiliated Central Funds	(5,025)
Foreign currency transactions	4,736
Total net realized gain (loss)		19,669,354
Change in net unrealized appreciation (depreciation) on: Investment securities	(26,604,553)
Assets and liabilities in foreign currencies	(20)
Total change in net unrealized appreciation (depreciation)		(26,604,573)
Net gain (loss)		(6,935,219)
Net increase (decrease) in net assets resulting from operations		$ 26,066,205

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended July 31, 2006	Year ended July 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 33,001,424	$ 29,546,754
Net realized gain (loss)	19,669,354	10,712,768
Change in net unrealized appreciation (depreciation)	(26,604,573)	27,324,066
Net increase (decrease) in net assets resulting from operations	26,066,205	67,583,588
Distributions to shareholders from net investment income	(33,588,262)	(26,821,897)
Distributions to shareholders from net realized gain	(14,457,481)	(7,090,927)
Total distributions	(48,045,743)	(33,912,824)
Share transactions Proceeds from sales of shares	146,568,380	342,677,417
Reinvestment of distributions	41,687,679	29,547,608
Cost of shares redeemed	(312,491,302)	(161,193,200)
Net increase (decrease) in net assets resulting from share transactions	(124,235,243)	211,031,825
Redemption fees	76,862	148,704
Total increase (decrease) in net assets	(146,137,919)	244,851,293

Net Assets
Beginning of period	667,402,608	422,551,315
End of period (including undistributed net investment income of $6,570,783 and undistributed net investment income of $6,241,480, respectively)	$ 521,264,689	$ 667,402,608
Other Information Shares
Sold	12,465,060	29,225,235
Issued in reinvestment of distributions	3,575,296	2,535,568
Redeemed	(26,652,681)	(13,702,129)
Net increase (decrease)	(10,612,325)	18,058,674

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended July 31,	2006	2005	2004	2003 G
Selected Per-Share Data
Net asset value, beginning of period	$ 12.17	$ 11.49	$ 10.91	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.66	.60	.59	.27
Net realized and unrealized gain (loss)	(.11)	.83	.60	.71
Total from investment operations	.55	1.43	1.19	.98
Distributions from net investment income	(.67)	(.57)	(.55)	(.07)
Distributions from net realized gain	(.27)	(.18)	(.07)	-
Total distributions	(.94)	(.75)	(.62)	(.07)
Redemption fees added to paid in capital D	- I	- I	.01	- I
Net asset value, end of period	$ 11.78	$ 12.17	$ 11.49	$ 10.91
Total Return B, C	4.82%	12.90%	11.31%	9.83%
Ratios to Average Net Assets E, H
Expenses before reductions	.85%	.85%	.85%	.97% A
Expenses net of fee waivers, if any	.85%	.85%	.85%	.97% A
Expenses net of all reductions	.85%	.85%	.85%	.94% A
Net investment income (loss)	5.61%	5.13%	5.25%	5.10% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 521,265	$ 667,403	$ 422,551	$ 228,545
Portfolio turnover rate F	27%	30%	61%	41% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Amounts do not include the activity of the affiliated central funds.

F Amounts do not include the portfolio activity of the affiliated central funds.

G For the period February 4, 2003 (commencement of operations) to July 31, 2003.

H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2006

1. Significant Accounting Policies.

Fidelity Real Estate Income Fund (the Fund) is a non-diversified fund of Fidelity Securities Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund may invest in Fidelity Central Funds, which are open end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund, which are also consistently followed by the Central Funds:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, including the Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Security Valuation - continued

securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions, including the Fund's investment activity in the Central Funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. The Fund follows the provisions of Emerging Issues Task Force Issue No. 99-20 (EITF 99-20), "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets" for certain lower credit quality securitized assets that have contractual cash flows (for example, asset backed securities, collateralized mortgage obligations and commercial mortgage-backed securities). Under EITF 99-20, if there is a change in the

Annual Report

1. Significant Accounting Policies - continued

Investment Transactions and Income - continued

estimated cash flows for any of these securities, based on an evaluation of current information, then the estimated yield is adjusted on a prospective basis over the remaining life of the security. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), market discount and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 22,582,414
Unrealized depreciation	(12,766,519)
Net unrealized appreciation (depreciation)	9,815,895
Undistributed ordinary income	6,099,013
Undistributed long-term capital gain	9,971,264

Cost for federal income tax purposes	$ 507,308,443

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	July 31, 2006	July 31, 2005
Ordinary Income	$ 35,223,101	$ 28,735,912
Long-term Capital Gains	12,822,642	5,176,912
Total	$ 48,045,743	$ 33,912,824

New Accounting Pronouncement. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48) was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets and results of operations.

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to .75% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Delayed Delivery Transactions and When-Issued Securities. The Fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery

Annual Report

2. Operating Policies - continued

Delayed Delivery Transactions and When-Issued Securities - continued

sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments, including revolving credit facilities, that obligate the Fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $152,567,473 and $281,683,393, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged ..27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .57% of the Fund's average net assets.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .21% of average net assets.

Accounting Fees. FSC maintains the Fund's accounting records. The fee is based on the level of average net assets for the month.

Affiliated Central Funds. The Fund may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

The Fund may also invest in Fidelity Ultra-Short Central Fund (Ultra-Short Central Fund), managed by FIMM, which seeks to obtain a high level of current income consistent with preservation of capital by investing in U.S. dollar denominated money market and investment-grade debt securities.

The Fund's Schedule of Investments lists the Central Funds as an investment of the Fund but does not include the underlying holdings of the Central Funds. Based on its investment objectives, the Central Funds may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. In addition, the Ultra-Short Central Fund may also participate in derivatives. These strategies are consistent with the investment objectives of the Fund and may involve certain economic risks, including the risk that a counterparty to one or more of these transactions may be unable or unwilling to comply with the terms of the governing agreement. This may result in a decline in value of the Ultra-Short Central Fund and the Fund.

A complete unaudited list of holdings for the Ultra-Short Central Fund, as of the Fund's report date, is available upon request or at fidelity.com. The reports are located just after the Fund's financial statements and quarterly reports but are not part of the financial statements or quarterly reports. In addition, the Ultra-Short Central Fund financial statements, which are not covered by this Fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

The Central Funds do not pay a management fee.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $9,584 for the period.

Annual Report

5. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounts to $1,221 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

6. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $11,520 for the period. In addition, through arrangements with the Fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody and transfer agent expenses by $14,728 and $2,574, respectively.

7. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and Shareholders of Fidelity Real Estate Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Real Estate Income Fund (the Fund), a fund of Fidelity Securities Fund, including the schedule of investments as of July 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period February 4, 2003 (commencement of operations) to July 31, 2003. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2006, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Real Estate Income Fund as of July 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the three years in the period then ended and for the period February 4, 2003 (commencement of operations) to July 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP
Boston, Massachusetts
September 22, 2006

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy and Albert R. Gamper, Jr., each of the Trustees oversees 345 funds advised by FMR or an affiliate. Mr. McCoy oversees 347 funds advised by FMR or an affiliate. Mr. Gamper oversees 292 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Annual Report

Trustees and Officers - continued

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director (1999-present) of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Stephen P. Jonas (53)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of Real Estate Income (2005-present). He also serves as Senior Vice President of other Fidelity funds (2005-present). Mr. Jonas is Executive Director of FMR (2005-present) and FMR Co., Inc. (2005-present). He also serves as a Director of Fidelity Investments Money Management, Inc. (2005-present) and FMR Corp. (2003-present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004-2005), Chief Administrative Officer (2002-2004), and Chief Financial Officer of FMR Corp. (1998-2002). In addition, he serves on the Boards of Boston Ballet (2003-present) and Simmons College (2003-present).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as a Director (2003-present) and Chief Operating Officer (2000-present) of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000-present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Mr. Gamper also serves as a Trustee (2006-present) or Member of the Advisory Board (2005-present) of other investment companies advised by FMR. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

Robert M. Gates (62)

Year of Election or Appointment: 1997

Dr. Gates is Chairman of the Independent Trustees (2006-present). Dr. Gates is President of Texas A&M University (2002-present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001-present), and Brinker International (restaurant management, 2003-present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001).

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display.

Marie L. Knowles (59)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

William O. McCoy (72)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Duke Realty Corporation (real estate). He is also a partner of Franklin Street Partners (private investment management firm). In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves as Chairman of the Board of Directors of the University of North Carolina Health Care System. He also served as Vice President of Finance for the University of North Carolina (16-school system).

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Annual Report

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Keyes may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
James H. Keyes (65)

Year of Election or Appointment: 2006

Member of the Advisory Board of Fidelity Securities Fund. Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies, 1984-present), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions, 1998-present).

Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Securities Fund. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director (1999-present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as the Chairman of the Inner-City Scholarship Fund.

Dwight D. Churchill (52)

Year of Election or Appointment: 2005

Vice President of Real Estate Income. Mr. Churchill also serves as Vice President of certain Equity Funds (2005-present). Mr. Churchill is Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Churchill served as Senior Vice President of Fidelity Investments Money Management, Inc. (2005-2006), Head of Fidelity's Fixed-Income Division (2000-2005), Vice President of Fidelity's Money Market Funds (2000-2005), Vice President of Fidelity's Bond Funds, and Senior Vice President of FMR.

Mark P. Snyderman (49)

Year of Election or Appointment: 2003

Vice President of Real Estate Income. Mr. Snyderman also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Snyderman worked as an investment officer and portfolio manager.

Eric D. Roiter (57)

Year of Election or Appointment: 2003

Secretary of Real Estate Income. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (46)

Year of Election or Appointment: 2003

Assistant Secretary of Real Estate Income. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

Christine Reynolds (47)

Year of Election or Appointment: 2004

President and Treasurer of Real Estate Income. Ms. Reynolds also serves as President and Treasurer of other Fidelity funds (2004-present) and is a Vice President (2003-present) and an employee (2002-present) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Real Estate Income. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of Real Estate Income. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004

Chief Compliance Officer of Real Estate Income. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of Real Estate Income. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (42)

Year of Election or Appointment: 2004

Deputy Treasurer of Real Estate Income. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (36)

Year of Election or Appointment: 2005

Deputy Treasurer of Real Estate Income. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (39)

Year of Election or Appointment: 2005

Assistant Treasurer of Real Estate Income. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (59)
Year of Election or Appointment: 2003 Assistant Treasurer of Real Estate Income. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (52)
Year of Election or Appointment: 2004 Assistant Treasurer of Real Estate Income. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (51)
Year of Election or Appointment: 2003 Assistant Treasurer of Real Estate Income. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Gary W. Ryan (47)

Year of Election or Appointment: 2005

Assistant Treasurer of Real Estate Income. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Real Estate Income. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

The Board of Trustees of Fidelity Real Estate Income voted to pay on September 11, 2006, to shareholders of record at the opening of business on September 8, 2006, a distribution of $0.21 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.15 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2006, $16,721,334, or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.05% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2007 of amounts for use in preparing 2006 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on May 17, 2006. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees. A
	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	43,119,905,166.54	95.455
Withheld	2,053,001,967.67	4.545
TOTAL	45,172,907,134.21	100.000
Albert R. Gamper, Jr.
Affirmative	43,068,780,128.62	95.342
Withheld	2,104,127,005.59	4.658
TOTAL	45,172,907,134.21	100.000
Robert M. Gates
Affirmative	43,032,117,662.60	95.261
Withheld	2,140,789,471.61	4.739
TOTAL	45,172,907,134.21	100.000
George H. Heilmeier
Affirmative	43,023,368,882.30	95.242
Withheld	2,149,538,251.91	4.758
TOTAL	45,172,907,134.21	100.000
Edward C. Johnson 3d
Affirmative	42,881,915,819.70	94.928
Withheld	2,290,991,314.51	5.072
TOTAL	45,172,907,134.21	100.000
Stephen P. Jonas
Affirmative	43,081,912,066.37	95.371
Withheld	2,090,995,067.84	4.629
TOTAL	45,172,907,134.21	100.000
James H. KeyesB
Affirmative	43,049,050,093.79	95.298
Withheld	2,123,857,040.42	4.702
TOTAL	45,172,907,134.21	100.000
Marie L. Knowles
Affirmative	43,090,434,696.02	95.390
Withheld	2,082,472,438.19	4.610
TOTAL	45,172,907,134.21	100.000
	# of Votes	% of Votes
Ned C. Lautenbach
Affirmative	43,082,185,255.05	95.372
Withheld	2,090,721,879.16	4.628
TOTAL	45,172,907,134.21	100.000
William O. McCoy
Affirmative	42,960,162,066.32	95.102
Withheld	2,212,745,067.89	4.898
TOTAL	45,172,907,134.21	100.000
Robert L. Reynolds
Affirmative	43,087,560,419.66	95.384
Withheld	2,085,346,714.55	4.616
TOTAL	45,172,907,134.21	100.000
Cornelia M. Small
Affirmative	43,092,070,014.53	95.394
Withheld	2,080,837,119.68	4.606
TOTAL	45,172,907,134.21	100.000
William S. Stavropoulos
Affirmative	43,002,032,676.43	95.194
Withheld	2,170,874,457.78	4.806
TOTAL	45,172,907,134.21	100.000
Kenneth L. Wolfe
Affirmative	43,047,241,852.81	95.294
Withheld	2,125,665,281.40	4.706
TOTAL	45,172,907,134.21	100.000
A Denotes trust-wide proposal and voting results. B Effective on or about January 1, 2007.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Real Estate Income Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2006 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that, since the last Advisory Contract renewals in July 2005, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) voluntarily entering into contractual arrangements with certain brokers pursuant to which Fidelity pays for research products and services separately out of its own resources, rather than bundling with fund commissions; (iii) launching the Fidelity Advantage Class of its five Spartan stock index funds and three Spartan bond index funds, which is a lower-fee class available to shareholders with higher account balances; (iv) contractually agreeing to impose expense limitations on Fidelity U.S. Bond Index Fund and reducing the fund's initial investment minimum; and (v) offering shareholders of each of the Fidelity Institutional Money Market Funds the privilege of exchanging shares of the fund for shares of other Fidelity funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured against (i) a proprietary custom index, and (ii) a peer group of mutual funds. Because the fund had been in existence less than three calendar years, the following chart considered by the Board shows, for the one-year period ended December 31, 2005, the fund's total return, the total return of a proprietary custom index ("benchmark"), and a range of total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The box within the chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below the chart corresponds to the percentile box and represents the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the fund. The fund's proprietary custom index is an index developed by FMR that represents the performance of the fund's unmanaged indexes.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Real Estate Income Fund

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of the fund was in the fourth quartile for the period shown. The Board noted that FMR does not consider that Lipper peer group to be a meaningful comparison for the fund, however, because unlike many of its peers, which invest primarily in common stocks of real estate companies, the fund invests in a mix of common, preferred and debt securities of real estate entities. The Board also stated that the relative investment performance of the fund compared favorably to its benchmark for the period shown. The Board stated that it is difficult to evaluate in any comprehensive fashion the performance of the fund, in light of its relatively recent launch.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board noted with favor FMR's reorganization of its senior management team in 2005 and FMR's dedication of additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 21% means that 79% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity Real Estate Income Fund

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2005.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of the fund's total expenses, the Board considered the fund's management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expenses ranked below its competitive median for 2005.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the fund's total expenses were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information on several topics, including (i) Fidelity's fund profitability methodology and profitability trends within certain funds; (ii) portfolio manager compensation; (iii) the extent to which any economies of scale exist and are shared between the funds and Fidelity; (iv) the total expenses of certain funds and classes relative to competitors, including the extent to which the expenses of certain funds have been or could be capped; (v) fund performance trends; and (vi) Fidelity's fee structures, including use of performance fees.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

15445 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

10100 Santa Monica Blvd.
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

123 South Lake Avenue
Pasadena, CA

16995 Bernardo Ctr. Drive
Rancho Bernardo, CA

1220 Roseville Parkway
Roseville, CA

1740 Arden Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

11943 El Camino Real
San Diego, CA

8 Montgomery Street
San Francisco, CA

3793 State Street
Santa Barbara, CA

1200 Wilshire Boulevard
Santa Monica, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

Colorado

1625 Broadway
Denver, CO

9185 Westview Road
Lone Tree, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

400 Delaware Avenue
Wilmington, DE

Florida

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

4671 Town Center Parkway
Jacksonville, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

3501 PGA Boulevard
Palm Beach Gardens, FL

3550 Tamiami Trail, South
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

2465 State Road 7
Wellington, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

875 North Michigan Ave.
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1572 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7315 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

238 Main Street
Cambridge, MA

405 Cochituate Road
Framingham, MA

416 Belmont Street
Worcester, MA

Annual Report

Michigan

500 E. Eisenhower Pkwy.
Ann Arbor, MI

280 Old N. Woodward Ave.
Birmingham, MI

43420 Grand River Avenue
Novi, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

1524 South Lindbergh Blvd.
St. Louis, MO

Nevada

2225 Village Walk Drive
Henderson, NV

New Jersey

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

396 Route 17, North
Paramus, NJ

3518 Route 1 North
Princeton, NJ

530 Broad Street
Shrewsbury, NJ

New York

1055 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

980 Madison Avenue
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

200 Fifth Avenue
New York, NY

733 Third Avenue
New York, NY

11 Penn Plaza
New York, NY

2070 Broadway
New York, NY

1075 Northern Blvd.
Roslyn, NY

799 Central Park Avenue
Scarsdale, NY

North Carolina

4611 Sharon Road
Charlotte, NC

7011 Fayetteville Road
Durham, NC

Ohio

3805 Edwards Road
Cincinnati, OH

1324 Polaris Parkway
Columbus, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

7493 SW Bridgeport Road
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

47 Providence Place
Providence, RI

Tennessee

6150 Poplar Avenue
Memphis, TN

Texas

10000 Research Boulevard
Austin, TX

4001 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

6560 Fannin Street
Houston, TX

6500 N. MacArthur Blvd.
Irving, TX

6005 West Park Boulevard
Plano, TX

14100 San Pedro
San Antonio, TX

1576 East Southlake Blvd.
Southlake, TX

19740 IH 45 North
Spring, TX

Utah

279 West South Temple
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

411 108th Avenue, N.E.
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)

Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Research & Analysis Company
(formerly Fidelity Management &
Research (Far East) Inc.)

Fidelity Management & Research
(U.K.) Inc.

Fidelity Investments Japan Limited

Fidelity International Investment
Advisers

Fidelity International Investment
Advisers (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.

New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

REI-UANN-0906
1.789710.103

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

Item 2. Code of Ethics

As of the end of the period, July 31, 2006, Fidelity Securities Fund (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Marie L. Knowles is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Knowles is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees.

For the fiscal years ended July 31, 2006 and July 31, 2005, the aggregate Audit Fees billed by PricewaterhouseCoopers LLP (PwC) for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, for Fidelity Blue Chip Value Fund, Fidelity Dividend Growth Fund, Fidelity Growth & Income Portfolio, Fidelity International Real Estate Fund, and Fidelity Leveraged Company Stock Fund (the Funds) and for all funds in the Fidelity Group of Funds are shown in the table below.

Fund	2006A	2005A,B
Fidelity Blue Chip Value Fund	$38,000	$28,000
Fidelity Dividend Growth Fund	$102,000	$102,000
Fidelity Growth & Income Portfolio	$168,000	$162,000
Fidelity International Real Estate Fund	$51,000	$35,000
Fidelity Leveraged Company Stock Fund	$54,000	$45,000
All funds in the Fidelity Group of Funds audited by PwC	$12,800,000	$11,600,000
A	Aggregate amounts may reflect rounding.
B	Fidelity International Real Estate Fund commenced operations on September 8, 2004.

For the fiscal years ended July 31, 2006 and July 31, 2005, the aggregate Audit Fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities") for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, for Fidelity Blue Chip Growth Fund, Fidelity OTC Portfolio and Fidelity Real Estate Income Fund (the Funds) and for all funds in the Fidelity Group of Funds are shown in the table below.

Fund	2006A	2005A
Fidelity Blue Chip Growth Fund	$69,000	$69,000
Fidelity OTC Portfolio	$48,000	$52,000
Fidelity Real Estate Income Fund	$69,000	$70,000
All funds in the Fidelity Group of Funds audited by Deloitte Entities	$5,900,000	$4,800,000
A	Aggregate amounts may reflect rounding.

(b) Audit-Related Fees.

In each of the fiscal years ended July 31, 2006 and July 31, 2005, the aggregate Audit-Related Fees billed by PwC for services rendered for assurance and related services to each Fund that are reasonably related to the performance of the audit or review of the Fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Fund	2006A	2005 A,B
Fidelity Blue Chip Value Fund	$0	$0
Fidelity Dividend Growth Fund	$0	$0
Fidelity Growth & Income Portfolio	$0	$0
Fidelity International Real Estate Fund	$0	$0
Fidelity Leveraged Company Stock Fund	$0	$0
A	Aggregate amounts may reflect rounding.
B	Fidelity International Real Estate Fund commenced operations on September 8, 2004.

In each of the fiscal years ended July 31, 2006 and July 31, 2005, the aggregate Audit-Related Fees billed by Deloitte Entities for services rendered for assurance and related services to each Fund that are reasonably related to the performance of the audit or review of the Fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Fund	2006A	2005 A
Fidelity Blue Chip Growth Fund	$0	$0
Fidelity OTC Portfolio	$0	$0
Fidelity Real Estate Income Fund	$0	$0
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended July 31, 2006 and July 31, 2005, the aggregate Audit-Related Fees that were billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services rendered on behalf of Fidelity Management & Research Company (FMR) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds ("Fund Service Providers") for assurance and related services that relate directly to the operations and financial reporting of each Fund that are reasonably related to the performance of the audit or review of the Fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Billed By	2006 A	2005A
PwC	$0	$0
Deloitte Entities	$0	$0
A	Aggregate amounts may reflect rounding.

Fees included in the audit-related category comprise assurance and related services (e.g., due diligence services) that are traditionally performed by the independent registered public accounting firm. These audit-related services include due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews, attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards.

(c) Tax Fees.

In each of the fiscal years ended July 31, 2006 and July 31, 2005, the aggregate Tax Fees billed by PwC for professional services rendered for tax compliance, tax advice, and tax planning for each Fund is shown in the table below.

Fund	2006A	2005A,B
Fidelity Blue Chip Value Fund	$2,700	$2,500
Fidelity Dividend Growth Fund	$2,700	$2,500
Fidelity Growth & Income Portfolio	$4,600	$4,200
Fidelity International Real Estate Fund	$2,700	$2,400
Fidelity Leveraged Company Stock Fund	$2,700	$2,500
A	Aggregate amounts may reflect rounding.
B	Fidelity International Real Estate Fund commenced operations on September 8, 2004.

In each of the fiscal years ended July 31, 2006 and July 31, 2005, the aggregate Tax Fees billed by Deloitte Entities for professional services rendered for tax compliance, tax advice, and tax planning for each Fund is shown in the table below.

Fund	2006A	2005A
Fidelity Blue Chip Growth Fund	$4,500	$4,500
Fidelity OTC Portfolio	$4,500	$4,500
Fidelity Real Estate Income Fund	$4,000	$3,200
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended July 31, 2006 and July 31, 2005, the aggregate Tax Fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for professional services rendered on behalf of the Fund Service Providers for tax compliance, tax advice, and tax planning that relate directly to the operations and financial reporting of each Fund is shown in the table below.

Billed By	2006A	2005A
PwC	$0	$0
Deloitte Entities	$0	$0
A	Aggregate amounts may reflect rounding.

Fees included in the Tax Fees category comprise all services performed by professional staff in the independent registered public accounting firm's tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d) All Other Fees.

In each of the fiscal years ended July 31, 2006 and July 31, 2005, the aggregate Other Fees billed by PwC for all other non-audit services rendered to the Funds is shown in the table below.

Fund	2006	2005A,B
Fidelity Blue Chip Value Fund	$1,500	$1,400
Fidelity Dividend Growth Fund	$15,600	$17,700
Fidelity Growth & Income Portfolio	$27,900	$28,800
Fidelity International Real Estate Fund	$1,600	$1,100
Fidelity Leveraged Company Stock Fund	$4,500	$3,200
A	Aggregate amounts may reflect rounding.
B	Fidelity International Real Estate Fund commenced operations on September 8, 2004.

In each of the fiscal years ended July 31, 2006 and July 31, 2005, the aggregate Other Fees billed by Deloitte Entities for all other non-audit services rendered to the Funds is shown in the table below.

Fund	2006A	2005A
Fidelity Blue Chip Growth Fund	$0	$0
Fidelity OTC Portfolio	$0	$0
Fidelity Real Estate Income Fund	$0	$0
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended July 31, 2006 and July 31, 2005, the aggregate Other Fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for all other non-audit services rendered on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each Fund is shown in the table below.

Billed By	2006A	2005A
PwC	$155,000	$280,000
Deloitte Entities	$255,000	$210,000
A	Aggregate amounts may reflect rounding.

Fees included in the All Other Fees category include services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the Fund.

(e) (1)	Audit Committee Pre-Approval Policies and Procedures:

The trust's Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity Fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (Covered Service) are subject to approval by the Audit Committee before such service is provided. Non-audit services provided by a fund audit firm for a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund (Non-Covered Service) but that are expected to exceed $50,000 are also subject to pre-approval by the Audit Committee.

All Covered Services, as well as Non-Covered Services that are expected to exceed $50,000, must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee. Neither pre-approval nor advance notice of Non-Covered Service engagements for which fees are not expected to exceed $50,000 is required; such engagements are to be reported to the Audit Committee monthly.

(e) (2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended July 31, 2006 and July 31, 2005 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended July 31, 2006 and July 31, 2005 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each Fund.

Tax Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended July 31, 2006 and July 31, 2005 on behalf of each Fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended July 31, 2006 and July 31, 2005 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each Fund.

All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended July 31, 2006 and July 31, 2005 on behalf of each Fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended July 31, 2006 and July 31, 2005 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each Fund.

(f) Not applicable.

(g) For the fiscal years ended July 31, 2006 and July 31, 2005, the aggregate fees billed by PwC of $1,220,000A and $1,450,000A,B for non-audit services rendered on behalf of the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Fund Service Providers relating to Covered Services and Non-Covered Services are shown in the table below.

	2006A	2005A
Covered Services	$220,000	$350,000
Non-Covered Services	$1,000,000	$1,100,000 B
A	Aggregate amounts may reflect rounding.
B	Reflects current period presentation.

For the fiscal years ended July 31, 2006 and July 31, 2005, the aggregate fees billed by Deloitte Entities of $640,000A and $575,000A,B for non-audit services rendered on behalf of the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Fund Service Providers relating to Covered Services and Non-Covered Services are shown in the table below.

	2006A	2005A
Covered Services	$270,000	$250,000
Non-Covered Services	$370,000	$325,000 B
A	Aggregate amounts may reflect rounding.
B	Reflects current period presentation.

(h) The trust's Audit Committee has considered Non-Covered Services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their audit of the Funds, taking into account representations from PwC and Deloitte Entities, in accordance with Independence Standards Board Standard No.1, regarding their independence from the Funds and their related entities.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) for each Fund provide reasonable assurances that material information relating to such Fund is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in a Fund's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, a Fund's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Securities Fund

By:	/s/Christine Reynolds
Christine Reynolds
President and Treasurer

Date:	September 26, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Christine Reynolds
Christine Reynolds
President and Treasurer

Date:	September 26, 2006
By:	/s/Joseph B. Hollis
Joseph B. Hollis
Chief Financial Officer

Date:	September 26, 2006